                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

             [X] Pre-Effective Amendment No. 1 (File No. 333-157556)

                      [ ] Post-Effective Amendment No. [ ]
                        (Check Appropriate Box or Boxes)

                    RiverSource Market Advantage Series, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                 (612) 671-1947
                        (Area Code and Telephone Number)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                Scott R. Plummer
                     (Name and Address of Agent for Service)

              5228 Ameriprise Financial Center Minneapolis MN 55474
                  (Number and Street) (City) (State) (Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Common Stock

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

This Registration Statement shall hereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933. It is proposed that this filing will become effective on April 17, 2009.

                                 SELIGMAN FUNDS
                         734 Ameriprise Financial Center
                              Minneapolis, MN 55474

                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

                             TO BE HELD JUNE 2, 2009

                     SELIGMAN ASSET ALLOCATION SERIES, INC.
                Seligman Asset Allocation Aggressive Growth Fund
                     Seligman Asset Allocation Balanced Fund
                      Seligman Asset Allocation Growth Fund
                 Seligman Asset Allocation Moderate Growth Fund

A Joint Special Meeting of Shareholders (the "Meeting") of each of the Funds listed above will be held at 10:00 a.m. CDT on June 2, 2009, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 in the Minnesota River Room on the Third Floor. At the Meeting, shareholders will consider the following proposal with respect to their Selling Fund:

To approve an Agreement and Plan of Reorganization by and among each Selling Fund, the corresponding Buying Fund and RiverSource Investments, LLC (the "Agreement and Plan of Reorganization"). Each Selling Fund will vote separately on the relevant proposal as indicated below:

The shareholders of each Selling Fund will vote separately on the relevant proposal, as shown below.

---------------------------------------------------------------------------------------------------
PROPOSAL  SELLING FUND                                  BUYING FUND
---------------------------------------------------------------------------------------------------
1(a)      Seligman Asset Allocation Aggressive Growth   RiverSource Portfolio Builder Total Equity
          Fund                                          Fund
---------------------------------------------------------------------------------------------------
1(b)      Seligman Asset Allocation Growth Fund         RiverSource Portfolio Builder Total Equity
                                                        Fund
---------------------------------------------------------------------------------------------------
2         Seligman Asset Allocation Moderate Growth     RiverSource Portfolio Builder Aggressive
          Fund                                          Fund
---------------------------------------------------------------------------------------------------
3         Seligman Asset Allocation Balanced Fund       RiverSource Portfolio Builder Moderate
                                                        Aggressive Fund
---------------------------------------------------------------------------------------------------


Pursuant to the Agreement and Plan of Reorganization, each Selling Fund will transfer all of its assets attributable to each class of its shares to the corresponding Buying Fund in exchange for shares of the corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the Selling Fund. The Buying Fund shares will be distributed proportionately to shareholders of the relevant class of the Selling Fund.

Please take some time to read the combined proxy statement/prospectus. It discusses these proposals in more detail. If you were a shareholder on April 3, 2009, you may vote at the Meeting or at any adjournment or postponement of the Meeting. We hope you can attend the Meeting. Even if you plan to attend the Meeting, please vote by telephone, internet or mail. Just follow the instructions on the enclosed proxy card. If you have questions, please call toll free at 866-438-8932. It is important that you vote. The Board of Directors of each Selling Fund recommends that you vote FOR the proposal applicable to it. The combined proxy statement/prospectus was first mailed to shareholders on or about April 17, 2009.

                                             By order of the Boards of Directors

                                             /S/ Scott R. Plummer
                                             Scott R. Plummer, Secretary
                                             April 17, 2009

                     SELIGMAN ASSET ALLOCATION SERIES, INC.
                SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND
                     SELIGMAN ASSET ALLOCATION BALANCED FUND
                      SELIGMAN ASSET ALLOCATION GROWTH FUND
                 SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND

                       COMBINED PROXY STATEMENT/PROSPECTUS

                              DATED APRIL 17, 2009

This document is a proxy statement for each Selling Fund (as defined below) and a prospectus for each Buying Fund (each as defined below). The address and telephone number of each Selling Fund and Buying Fund is 734 Ameriprise Financial Center, Minneapolis, MN 55474 and (888) 791-3380. The combined proxy statement/prospectus and the enclosed proxy card were first mailed to shareholders ("shareholders" or "stockholders") on or about April 17, 2009. This combined proxy statement/prospectus contains information you should know before voting on the following proposal with respect to your Selling Fund (as indicated below):


                                                                             TO BE VOTED ON
PROPOSAL                                                                     BY SHAREHOLDERS OF:
-----------------------------------------------------------------------------------------------------------------------------
1(a)  To approve the Agreement and Plan of Reorganization (the               Seligman Asset Allocation Aggressive Growth Fund
      "Agreement") by and among Seligman Asset Allocation Aggressive
      Growth Fund ("Seligman Asset Allocation Aggressive Growth" or the
      "Selling Fund"), a series of Seligman Asset Allocation Series,
      Inc., RiverSource Portfolio Builder Total Equity Fund ("RiverSource
      Portfolio Builder Total Equity" or the "Buying Fund"), a series of
      RiverSource Market Advantage Series, Inc., and RiverSource
      Investments, LLC. Under this Agreement, the Selling Fund will transfer all of its assets attributable to each class of its shares to the corresponding Buying Fund, as indicated below, in exchange for shares of the corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the
      Selling Fund. The Buying Fund shares will be distributed
      proportionately to shareholders of the relevant class of the
      Selling Fund.
      SELLING FUND          BUYING FUND
      Class A               Class A
      Class B               Class B
      Class C               Class C

-----------------------------------------------------------------------------------------------------------------------------
1(b)  To approve the Agreement and Plan of Reorganization (the               Seligman Asset Allocation Growth Fund
      "Agreement") by and among Seligman Asset Allocation Growth Fund
      ("Seligman Asset Allocation Growth" or the "Selling Fund"), a
      series of Seligman Asset Allocation Series, Inc., RiverSource
      Portfolio Builder Total Equity Fund ("RiverSource Portfolio Builder
      Total Equity" or the "Buying Fund"), a series of RiverSource Market
      Advantage Series, Inc., and RiverSource Investments, LLC. Under
      this Agreement, the Selling Fund will transfer all of its assets attributable to each class of its shares to the corresponding
      Buying Fund, as indicated below, in exchange for shares of the corresponding class of the Buying Fund and the assumption by the
      Buying Fund of all of the liabilities of the Selling Fund. The
      Buying Fund shares will be distributed proportionately to
      shareholders of the relevant class of the Selling Fund.
      SELLING FUND          BUYING FUND
      Class A               Class A
      Class B               Class B
      Class C               Class C

-----------------------------------------------------------------------------------------------------------------------------
2.    To approve the Agreement and Plan of Reorganization (the               Seligman Asset Allocation Moderate Growth Fund
      "Agreement") by and among Seligman Asset Allocation Moderate Growth
      Fund ("Seligman Asset Allocation Moderate Growth" or the "Selling
      Fund"), a series of Seligman Asset Allocation Series, Inc.,
      RiverSource Portfolio Builder Aggressive Fund ("RiverSource
      Portfolio Builder Aggressive" or the "Buying Fund"), a series of
      RiverSource Market Advantage Series, Inc., and RiverSource
      Investments, LLC. Under this Agreement, the Selling Fund will transfer all of its assets attributable to each class of its shares to the corresponding Buying Fund, as indicated below, in exchange for shares of the corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the
      Selling Fund. The Buying Fund shares will be distributed
      proportionately to shareholders of the relevant class of the
      Selling Fund.
      SELLING FUND          BUYING FUND
      Class A               Class A
      Class B               Class B
      Class C               Class C

-----------------------------------------------------------------------------------------------------------------------------

                                                                             TO BE VOTED ON
PROPOSAL                                                                     BY SHAREHOLDERS OF:
-----------------------------------------------------------------------------------------------------------------------------
3.    To approve the Agreement and Plan of Reorganization (the               Seligman Asset Allocation Balanced Fund
      "Agreement") by and among Seligman Asset Allocation Balanced Fund
      ("Seligman Asset Allocation Balanced" or the "Selling Fund"), a
      series of Seligman Asset Allocation Series, Inc., RiverSource
      Portfolio Builder Moderate Aggressive Fund ("RiverSource Portfolio
      Builder Moderate Aggressive" or the "Buying Fund"), a series of
      RiverSource Market Advantage Series, Inc., and RiverSource
      Investments, LLC. Under this Agreement, the Selling Fund will transfer all of its assets attributable to each class of its shares to the corresponding Buying Fund, as indicated below, in exchange for shares of the corresponding class of the Buying Fund and the assumption by the Buying Fund of all of the liabilities of the
      Selling Fund. The Buying Fund shares will be distributed
      proportionately to shareholders of the relevant class of the
      Selling Fund.
      SELLING FUND          BUYING FUND
      Class A               Class A
      Class B               Class B
      Class C               Class C

-----------------------------------------------------------------------------------------------------------------------------


These proposals will be considered by shareholders of the Selling Funds at a joint special meeting of such shareholders (the "Meeting") that will be held at 10:00 a.m. CDT on June 2, 2009, at The Marquette Hotel, 710 Marquette Avenue, Minneapolis, Minnesota 55402 in the Minnesota River Room on the Third Floor. Each of the Selling Funds and the Buying Funds (collectively, the "Funds") is a registered open-end management investment company (or a series thereof). The Selling Funds and the Buying Funds are part of the RiverSource Family of Funds, which includes funds branded "RiverSource" as well as funds branded "Seligman". Please read this combined proxy statement/prospectus and keep it for future reference.

Although the Board of Directors (the "Board" or the "Board of Directors") of each Selling Fund recommends that shareholders approve the reorganization of each Selling Fund with the Buying Fund (each a "Reorganization"), the Reorganization of each Selling Fund is not conditioned upon the Reorganization of any other Selling Fund. Accordingly, if shareholders of one Selling Fund approve its Reorganization, but shareholders of another Selling Fund do not approve that Selling Fund's Reorganization, it is expected that the Reorganization of the first Selling Fund will take place as described in this combined proxy statement/prospectus.

HOW EACH REORGANIZATION WILL WORK

- Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of such Buying Fund ("Reorganization Shares") and the assumption by the Buying Fund of all of the Selling Fund's liabilities.

- Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. The Reorganization Shares of each class will be distributed to the Selling Fund's shareholders of the corresponding class in proportion to their holdings in such class of the Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of the corresponding Selling Fund Class A shares at the time of the Reorganization. You will not pay any sales charge in connection with this distribution of Reorganization Shares. If you already have a Buying Fund account with the exact registration as the Selling Fund account, shares distributed in the Reorganization are typically added to that account. As a result, when average cost is calculated for federal income tax purposes, the cost of the shares in the two accounts you owned will be combined.

WHERE TO GET MORE INFORMATION

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this combined proxy statement/prospectus by reference:

- the prospectus of Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund, dated May 1, 2008, as supplemented to date;

- the Statement of Additional Information of Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund, dated May 1, 2008, as supplemented to date;

- the Statement of Additional Information relating to the Reorganizations, dated April 17, 2009 (the "Reorganization SAI");

- the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced

  Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund, for the period ended Dec. 31, 2008;

- the prospectus of RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund, dated April 1, 2009; and

- the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund for the period ended Jan. 31, 2009.

For a copy at no charge of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call your Fund's proxy solicitor toll free at 866-438-8932. If the Reorganization is approved by shareholders at the meeting scheduled to be held on June 2, 2009 and occurs prior to the required mailing date of the shareholder report, any shareholder may request a copy free of charge of the semiannual report for Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund and Seligman Asset Allocation Balanced Fund for the period ended June 30, 2009 by calling toll free at (888) 791-3380.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's website at www.sec.gov.

PLEASE NOTE THAT THE FUNDS ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY AND ARE NOT GUARANTEED TO ACHIEVE THEIR INVESTMENT OBJECTIVES.

As with all mutual funds, the SEC has not approved or disapproved these securities or passed on the adequacy of this combined proxy statement/prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
SECTION A -- REORGANIZATION PROPOSALS............................................     6

  SUMMARY........................................................................     6

    How Each Reorganization Will Work............................................     6

    Tax Consequences.............................................................     6

    Fees and Expenses............................................................     7

     Proposal 1(a). Reorganization of Seligman Asset Allocation Aggressive
       Growth Fund into RiverSource Portfolio Builder Total Equity Fund.........      7

     Proposal 1(b). Reorganization of Seligman Asset Allocation Growth Fund into
       RiverSource Portfolio Builder Total Equity Fund..........................      7

     Proposal 2. Reorganization of Seligman Asset Allocation Moderate Growth
       Fund into RiverSource Portfolio Builder Aggressive Fund..................     11

     Proposal 3. Reorganization of Seligman Asset Allocation Balanced Fund into
       RiverSource Portfolio Builder Moderate Aggressive Fund...................     13

  PROPOSAL 1(A). REORGANIZATION OF SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH
    FUND INTO RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND....................    15

    Comparison of the Selling Fund and the Buying Fund...........................    15

     Comparison of Investment Objectives........................................     15

     Comparison of Principal Investment Strategies..............................     15

     Comparison of Fundamental Policies.........................................     17

     Comparison of Nonfundamental Policies and Related Investment Strategies....     19

     Comparison of Principal Risk Factors.......................................     19

     Performance................................................................     19

  PROPOSAL 1(B). REORGANIZATION OF SELIGMAN ASSET ALLOCATION GROWTH FUND INTO
    RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND..............................    15

    Comparison of the Selling Fund and the Buying Fund...........................    15

     Comparison of Investment Objectives........................................     15

     Comparison of Principal Investment Strategies..............................     15

     Comparison of Fundamental Policies.........................................     17

     Comparison of Nonfundamental Policies and Related Investment Strategies....     19

     Comparison of Principal Risk Factors.......................................     19

     Performance................................................................     19

  PROPOSAL 2. REORGANIZATION OF SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND
    INTO RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND...........................    24

    Comparison of the Selling Fund and the Buying Fund...........................    24

     Comparison of Investment Objectives........................................     24

     Comparison of Principal Investment Strategies..............................     24

     Comparison of Fundamental Policies.........................................     26

     Comparison of Nonfundamental Policies and Related Investment Strategies....     27

     Comparison of Principal Risk Factors.......................................     27

     Performance................................................................     28

                                                                                   PAGE
                                                                                   ----

  PROPOSAL 3. REORGANIZATION OF SELIGMAN ASSET ALLOCATION BALANCED FUND INTO
    RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND.......................    31

    Comparison of the Selling Fund and the Buying Fund...........................    31

     Comparison of Investment Objectives........................................     31

     Comparison of Principal Investment Strategies..............................     31

     Comparison of Fundamental Policies.........................................     33

     Comparison of Nonfundamental Policies and Related Investment Strategies....     34

     Comparison of Principal Risk Factors.......................................     34

     Performance................................................................     35

  ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION...............................    38

    Terms of the Reorganizations.................................................    38

    Conditions to Closing each Reorganization....................................    38

    Termination of the Agreement.................................................    38

    Tax Status of the Reorganizations............................................    38

    Reasons for the Proposed Reorganizations and Board Deliberations.............    41

    Boards Determinations........................................................    43

    Board Recommendation and Required Vote.......................................    43

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION....................    44

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS...    46

    Capitalization of Selling Funds and Buying Funds.............................    46

    Ownership of Selling Fund and Buying Fund Shares.............................    47

    Financial Highlights.........................................................    49

EXHIBITS

A. Form of Agreement and Plan of Reorganization..................................   A.1

B. Additional Information Applicable to the Buying Funds.........................   B.1

C. Summary of Integration Related Changes........................................   C.1

D. Comparison of Organizational Documents........................................   D.1

E. Table of the Underlying Funds of the Selling Funds............................   E.1

F. Summary of the Investment Objectives and Strategies of the Underlying Funds of
  the Buying Funds...............................................................   F.1

G. Principal Risk Factors of the Underlying Funds of the Buying Funds............   G.1

H. RiverSource Family of Funds Privacy Notice....................................   H.1

SECTION A -- REORGANIZATION PROPOSALS

The following information describes each proposed Reorganization.

SUMMARY

This combined proxy statement/prospectus is being used by each Selling Fund to solicit proxies to vote at a joint special meeting of shareholders. Shareholders of each Selling Fund will consider a proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the Reorganization of their Selling Fund into the corresponding Buying Fund. The form of the Agreement is attached as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus and the exhibits because they contain details that are not included in the summary.

HOW EACH REORGANIZATION WILL WORK

- Each Selling Fund will transfer all of its assets to the corresponding Buying Fund in exchange for shares of the corresponding Buying Fund ("Reorganization Shares") and the assumption by the corresponding Buying Fund of all of the Selling Fund's liabilities.

- Each Buying Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Selling Fund, less the liabilities it assumes from the corresponding Selling Fund. Reorganization Shares of each class of each Buying Fund will be distributed to the shareholders of the corresponding class of the corresponding Selling Fund in proportion to their holdings of such class of such Selling Fund. For example, holders of Class A shares of a Selling Fund will receive Class A shares of the corresponding Buying Fund with the same aggregate net asset value as the aggregate net asset value of their Selling Fund Class A shares at the time of Reorganization. If you already have a Buying Fund account with the exact registration as the Selling Fund account, shares distributed in the Reorganization are typically added to that account. As a result, when average cost is calculated for federal income tax purposes, the cost of the shares in the two accounts you owned will be combined.

- As part of the Reorganization of your Selling Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Selling Fund account may be transferred to your new Buying Fund account. Please contact your financial institution for additional details.

- Neither the Selling Fund nor the shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

- After a Reorganization is completed, Selling Fund shareholders will be shareholders of the corresponding Buying Fund. The Selling Fund will be dissolved.

TAX CONSEQUENCES

Each Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Selling Fund and the corresponding Buying Fund receive a satisfactory opinion of tax counsel substantially to that effect. Accordingly, no gain or loss is expected to be recognized by the Selling Fund or its shareholders as a direct result of a Reorganization. Some or all of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Selling Fund's tax basis in such assets. Any net capital gains recognized in these sales will be distributed to shareholders as capital-gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any capital gains resulting from portfolio turnover prior to the Reorganization that were not previously distributed. At any time prior to a Reorganization, a shareholder may redeem shares of a Selling Fund. This would likely result in the recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

The tax basis and holding period of the shareholders' Selling Fund shares are expected to carry over to the shareholders' Reorganization Shares in the Buying Fund.

For more information about the federal income tax consequences of the Reorganizations, see the section entitled "Tax Status of the Reorganizations."

FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of a Selling Fund or shares of a Buying Fund, adjusted to reflect current fees, as applicable. The tables also show pro forma fees and expenses of each Buying Fund assuming the proposed Reorganization relating to such Buying Fund had been effective at the beginning of the most recent fiscal year, as applicable. The tables reflect adjustments to fees and expenses that were approved by the Board Jan. 8, 2009, a summary of which is included in Exhibit C. The expenses shown in the tables do not include any one time costs, including any expenses related to the Reorganizations that may be borne by the Funds. See "Reasons for the Proposed Reorganizations and Board Deliberations" for more information.

The tables have not been adjusted based on current net assets of the Funds, which will vary throughout the year and from year to year. In general, the annual operating expenses of a Fund will increase as the Fund's assets decrease. Due to recent unprecedented market volatility, the current total annual fund operating expenses listed for the Funds in the tables may be higher than the expense information presented, which are as of the most recent fiscal year. To the extent the investment manager and its affiliates have agreed to waive fees or cap (reimburse) expenses, the impact of the market volatility on the total annual (net) operating expenses in the current fiscal year will be limited.

PROPOSALS 1(A) AND 1(B). REORGANIZATION OF EACH OF SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND AND SELIGMAN ASSET ALLOCATION GROWTH FUND INTO RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (ACTUAL) (SELLING
FUND)                                                                  CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)   None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)     5%       1%

SELIGMAN ASSET ALLOCATION GROWTH FUND (ACTUAL) (SELLING FUND)          CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)   None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)     5%       1%

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (ACTUAL) (BUYING
FUND)                                                                  CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)   None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)     5%       1%

RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA COMBINED)   CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)   None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)     5%       1%


(a) This charge may be reduced depending on the total value of your investments in the RiverSource Family of Funds. See Exhibit B "Sales Charges."
(b) A 1% contingent deferred sales charge ("CDSC") may be assessed on Class A shares purchased without an initial sales charge and sold within 18 months after purchase. See Exhibit B "Sales Charges."

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:


SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (ACTUAL) (SELLING
FUND)                                                                  CLASS A  CLASS B  CLASS C
Management fees                                                         0.10%    0.10%    0.10%
Distribution and/or service (12b-1) fees                                0.00%    0.75%    0.76%
Other expenses(a),*                                                     0.80%    0.81%    0.81%
Total annual fund operating expenses                                    0.90%    1.66%    1.67%
Fee waiver/expense reimbursement                                        0.50%    0.51%    0.51%
Net annual fund operating expenses                                      0.40%    1.15%    1.16%
Acquired fund (underlying fund) fees and expenses(d)                    1.80%    1.80%    1.80%
Net fund and acquired fund (underlying fund) fees and expenses          2.20%    2.95%    2.96%


SELIGMAN ASSET ALLOCATION GROWTH FUND (ACTUAL) (SELLING FUND)          CLASS A  CLASS B  CLASS C
Management fees                                                         0.10%    0.10%    0.10%
Distribution and/or service (12b-1) fees                                0.00%    0.75%    0.76%
Other expenses(a),*                                                     0.64%    0.65%    0.65%
Total annual fund operating expenses                                    0.74%    1.50%    1.51%
Fee waiver/expense reimbursement                                        0.34%    0.35%    0.35%
Net annual fund operating expenses                                      0.40%    1.15%    1.16%
Acquired fund (underlying fund) fees and expenses(d)                    1.80%    1.80%    1.80%
Net fund and acquired fund (underlying fund) fees and expenses          2.20%    2.95%    2.96%


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (ACTUAL) (BUYING
FUND)                                                                  CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.27%    0.28%    0.27%
Total annual fund operating expenses                                    0.52%    1.28%    1.27%
Fee waiver/expense reimbursement                                        0.01%    0.01%    0.00%
Net annual fund operating expenses(c)                                   0.51%    1.27%    1.27%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.81%    0.81%    0.81%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.32%    2.08%    2.08%


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA COMBINED,
ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET ALLOCATION AGGRESSIVE
GROWTH FUND IS CONSUMMATED)                                            CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.27%    0.28%    0.28%
Total annual fund operating expenses                                    0.52%    1.28%    1.28%
Fee waiver/expense reimbursement                                        0.01%    0.01%    0.01%
Net annual fund operating expenses(c)                                   0.51%    1.27%    1.27%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.81%    0.81%    0.81%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.32%    2.08%    2.08%


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA COMBINED,
ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET ALLOCATION GROWTH FUND
IS CONSUMMATED)                                                        CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.27%    0.28%    0.28%
Total annual fund operating expenses                                    0.52%    1.28%    1.28%
Fee waiver/expense reimbursement                                        0.01%    0.01%    0.01%
Net annual fund operating expenses(c)                                   0.51%    1.27%    1.27%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.81%    0.81%    0.81%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.32%    2.08%    2.08%



  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (CONTINUED)

AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:



RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA COMBINED,
ASSUMING REORGANIZATIONS OF SELIGMAN ASSET ALLOCATION AGGRESSIVE
GROWTH FUND AND SELIGMAN ASSET ALLOCATION GROWTH FUND ARE
CONSUMMATED)                                                           CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.27%    0.28%    0.28%
Total annual fund operating expenses                                    0.52%    1.28%    1.28%
Fee waiver/expense reimbursement                                        0.01%    0.01%    0.01%
Net annual fund operating expenses(c)                                   0.51%    1.27%    1.27%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.81%    0.81%    0.81%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.32%    2.08%    2.08%



 * From May 1, 2008 through April 30, 2009, the investment manager has contractually undertaken to waive its management fee and/or reimburse the Fund's expenses to the extent that the sum of the "management fees" plus "other expenses" (but not including any 12b-1 fees) exceeds 0.40% per annum of each Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected in the "Fee waiver/expense reimbursement" line above. From May 1, 2009 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of each Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund's average daily net assets.
(a) Effective June 13, 2009, a new transfer agent agreement will be in effect with a new fee structure. Other expenses include the transfer agency fee, custody fee and other nonadvisory expenses.
(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, and other nonadvisory expenses, and have been adjusted to reflect the impact of a new per account transfer agency fee (Class A, Class B, and Class C direct at fund accounts only), effective on or about June 13, 2009.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of RiverSource Portfolio Builder Total Equity Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A, 1.27% for Class B and 1.27% for Class C.
(d) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.83% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.34% for Class A, 2.10% for Class B and 2.10% for Class C.

EXPENSE EXAMPLES: These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming the proposed Reorganization(s) had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (ACTUAL)
(SELLING FUND)                                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $785    $1,321   $1,882   $3,402
Class B                                                            $798(b) $1,315(b)$1,955(b)$3,536(c)
Class C                                                            $399(b) $1,018   $1,760   $3,716


SELIGMAN ASSET ALLOCATION GROWTH FUND (ACTUAL) (SELLING FUND)     1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $785    $1,290   $1,820   $3,265
Class B                                                            $798(b) $1,283(b)$1,892(b)$3,400(c)
Class C                                                            $399(b) $  986   $1,697   $3,583


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (ACTUAL) (BUYING
FUND)                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $702    $  972   $1,262   $2,088
Class B                                                            $711(b) $  954(b)$1,324(b)$2,230(c)
Class C                                                            $311(b) $  652   $1,120   $2,415


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED, ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET
ALLOCATION AGGRESSIVE GROWTH FUND IS CONSUMMATED)                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $702    $  972   $1,262   $2,088
Class B                                                            $711(b) $  954(b)$1,324(b)$2,230(c)
Class C                                                            $311(b) $  654   $1,124   $2,425



RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED, ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET
ALLOCATION GROWTH FUND IS CONSUMMATED)                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $702    $  972   $1,262   $2,088
Class B                                                            $711(b) $  954(b)$1,324(b)$2,230(c)
Class C                                                            $311(b) $  654   $1,124   $2,425


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED, ASSUMING REORGANIZATIONS OF SELIGMAN ASSET ALLOCATION
AGGRESSIVE GROWTH FUND AND SELIGMAN ASSET ALLOCATION GROWTH FUND
ARE CONSUMMATED)                                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $702    $  972   $1,262   $2,088
Class B                                                            $711(b) $  954(b)$1,324(b)$2,230(c)
Class C                                                            $311(b) $  654   $1,124   $2,425


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (ACTUAL)
(SELLING FUND)                                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $298    $1,015   $1,755   $3,536(a)
Class C                                                            $299    $1,018   $1,760   $3,716


SELIGMAN ASSET ALLOCATION GROWTH FUND (ACTUAL) (SELLING FUND)     1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $298    $  983   $1,692   $3,400(a)
Class C                                                            $299    $  986   $1,697   $3,583


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (ACTUAL) (BUYING
FUND)                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $211    $  654   $1,124   $2,230(a)
Class C                                                            $211    $  652   $1,120   $2,415


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED, ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET
ALLOCATION AGGRESSIVE GROWTH FUND IS CONSUMMATED)                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $211    $  654   $1,124   $2,230(a)
Class C                                                            $211    $  654   $1,124   $2,425


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED, ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET
ALLOCATION GROWTH FUND IS CONSUMMATED)                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $211    $  654   $1,124   $2,230(a)
Class C                                                            $211    $  654   $1,124   $2,425


RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED, ASSUMING REORGANIZATIONS OF SELIGMAN ASSET ALLOCATION
AGGRESSIVE GROWTH FUND AND SELIGMAN ASSET ALLOCATION GROWTH FUND
ARE CONSUMMATED)                                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $211    $  654   $1,124   $2,230(a)
Class C                                                            $211    $  654   $1,124   $2,425


(a) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

PROPOSAL 2. REORGANIZATION OF SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND INTO RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (ACTUAL) (SELLING
FUND)                                                                  CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)    None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)      5%       1%


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (ACTUAL) (BUYING FUND)   CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)    None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)      5%       1%
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (PRO FORMA COMBINED)     CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                    5.75%(a)    None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                 None(b)      5%       1%


(a) This charge may be reduced depending on the total value of your investments in the RiverSource Family of Funds. See Exhibit B "Sales Charges."
(b) A 1% contingent deferred sales charge ("CDSC") may be assessed on Class A shares purchased without an initial sales charge and sold within 18 months after purchase. See Exhibit B "Sales Charges."

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (ACTUAL) (SELLING
FUND)                                                                  CLASS A  CLASS B  CLASS C
Management fees                                                         0.10%    0.10%    0.10%
Distribution and/or service (12b-1) fees                                0.00%    0.75%    0.76%
Other expenses(a),*                                                     0.59%    0.60%    0.59%
Total annual fund operating expenses                                    0.69%    1.45%    1.45%
Fee waiver/expense reimbursement                                        0.44%    0.45%    0.44%
Net annual fund operating expenses                                      0.25%    1.00%    1.01%
Acquired fund (underlying fund) fees and expenses(d)                    1.72%    1.72%    1.72%
Net fund and acquired fund (underlying fund) fees and expenses          1.97%    2.72%    2.73%


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (ACTUAL) (BUYING FUND)   CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.26%    0.26%    0.26%
Total annual fund operating expenses                                    0.51%    1.26%    1.26%
Fee waiver/expense reimbursement                                        0.00%    0.00%    0.00%
Net annual fund operating expenses(c)                                   0.51%    1.26%    1.26%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.77%    0.77%    0.77%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.28%    2.03%    2.03%


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (PRO FORMA COMBINED)     CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.26%    0.27%    0.26%
Total annual fund operating expenses                                    0.51%    1.27%    1.26%
Fee waiver/expense reimbursement                                        0.00%    0.00%    0.00%
Net annual fund operating expenses(c)                                   0.51%    1.27%    1.26%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.77%    0.77%    0.77%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.28%    2.04%    2.03%

 * From May 1, 2008 through April 30, 2009, the investment manager has contractually undertaken to waive its management fee and/or reimburse the Fund's expenses to the extent that the sum of the "management fees" plus "other expenses" (but not including any 12b-1 fees) exceeds 0.25% per annum of Seligman Asset Allocation Moderate Growth Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected in the "Fee waiver/expense reimbursement" line above. From May 1, 2009 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of Seligman Asset Allocation Moderate Growth Fund's average daily net assets.
(a) Effective June 13, 2009, a new transfer agent agreement will be in effect with a new fee structure. Other expenses include the transfer agency fee, custody fee and other nonadvisory expenses.
(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, and other nonadvisory expenses, and have been adjusted to reflect the impact of a new per account transfer agency fee (Class A, Class B, and Class C direct at fund accounts only), effective on or about June 13, 2009.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of RiverSource Portfolio Builder Aggressive Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A,1.27% for Class B and 1.27% for Class C.
(d) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.80% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.31% for Class A, 2.07% for Class B and 2.07% for Class C.

EXPENSE EXAMPLES: These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Funds for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (ACTUAL) (SELLING
FUND)                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $763    $1,244   $1,750   $3,136
Class B                                                            $775(b) $1,236(b)$1,821(b)$3,272(c)
Class C                                                            $376(b) $  937   $1,622   $3,449


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (ACTUAL) (BUYING
FUND)                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $698    $  958   $1,238   $2,036
Class B                                                            $706(b) $  937(b)$1,294(b)$2,170(c)
Class C                                                            $306(b) $  637   $1,094   $2,363


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (PRO FORMA
COMBINED)                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $698    $  958   $1,238   $2,036
Class B                                                            $707(b) $  940(b)$1,299(b)$2,178(c)
Class C                                                            $306(b) $  637   $1,094   $2,363


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (ACTUAL) (SELLING
FUND)                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $275     $936    $1,621   $3,272(a)
Class C                                                            $276     $937    $1,622   $3,449


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (ACTUAL) (BUYING
FUND)                                                             1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $206     $637    $1,094   $2,170(a)
Class C                                                            $206     $637    $1,094   $2,363


RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (PRO FORMA
COMBINED)                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $207     $640    $1,099   $2,178(a)
Class C                                                            $206     $637    $1,094   $2,363


(a) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

PROPOSAL 3. REORGANIZATION OF SELIGMAN ASSET ALLOCATION BALANCED FUND INTO RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

ACTUAL AND PRO FORMA FUND EXPENSES FOR THE MOST RECENT FISCAL YEAR

 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SELIGMAN ASSET ALLOCATION BALANCED FUND (ACTUAL) (SELLING FUND)      CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  5.75%(a)   None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)               None(b)     5%       1%



RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (ACTUAL)
(BUYING FUND)                                                        CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  5.75%(a)    None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)               None(b)      5%       1%
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (PRO FORMA
  COMBINED)                                                          CLASS A  CLASS B  CLASS C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                  5.75%(a)    None     None
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)               None(b)      5%       1%


(a) This charge may be reduced depending on the total value of your investments in the RiverSource Family of Funds. See Exhibit B "Sales Charges."
(b) A 1% contingent deferred sales charge ("CDSC") may be assessed on Class A shares purchased without an initial sales charge and sold within 18 months after purchase. See Exhibit B "Sales Charges."

 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS:

SELIGMAN ASSET ALLOCATION BALANCED FUND (ACTUAL) (SELLING FUND)        CLASS A  CLASS B  CLASS C
Management fees                                                         0.10%    0.10%    0.10%
Distribution and/or service (12b-1) fees                                0.01%    0.76%    0.75%
Other expenses(a),*                                                     0.91%    0.91%    0.91%
Total annual fund operating expenses                                    1.02%    1.77%    1.76%
Fee waiver/expense reimbursement                                        0.76%    0.76%    0.76%
Net annual fund operating expenses                                      0.26%    1.01%    1.00%
Acquired fund (underlying fund) fees and expenses(d)                    1.52%    1.52%    1.52%
Net fund and acquired fund (underlying fund) fees and expenses          1.78%    2.53%    2.52%


RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (ACTUAL)
(BUYING FUND)                                                          CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.22%    0.23%    0.22%
Total annual fund operating expenses                                    0.47%    1.23%    1.22%
Fee waiver/expense reimbursement                                        0.00%    0.00%    0.00%
Net annual fund operating expenses(c)                                   0.47%    1.23%    1.22%
Acquired fund (underlying fund) fees and expenses(d),(e)                0.74%    0.74%    0.74%
Net fund and acquired fund (underlying fund) fees and expenses(e)       1.21%    1.97%    1.96%


RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (PRO FORMA
COMBINED)                                                              CLASS A  CLASS B  CLASS C
Management fees                                                         0.00%    0.00%    0.00%
Distribution and/or service (12b-1) fees                                0.25%    1.00%    1.00%
Other expenses(b)                                                       0.22%    0.23%    0.23%
Total annual fund operating expenses                                    0.47%    1.23%    1.23%
Fee waiver/expense reimbursement                                        0.00%    0.00%    0.00%
Net annual fund operating expenses(c)                                   0.47%    1.23%    1.23%
Acquired fund (underlying fund) fees and expenses(d),(f)                0.74%    0.74%    0.74%
Net fund and acquired fund (underlying fund) fees and expenses(f)       1.21%    1.97%    1.97%


 * From May 1, 2008 through April 30, 2009, the investment manager has contractually undertaken to waive its management fee and/or reimburse the Fund's expenses to the extent that the sum of the "management fees" plus "other expenses" (but not including any 12b-1 fees) exceeds 0.25% per annum of Seligman Asset Allocation

    Balanced Fund's average daily net assets. This fee waiver and/or expense reimbursement is reflected in the "Fee waiver/expense reimbursement" line above. From May 1, 2009 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of Seligman Asset Allocation Balanced Fund's average daily net assets.
(a) Effective June 13, 2009, a new transfer agent agreement will be in effect with a new fee structure. Other expenses include the transfer agency fee, custody fee and other nonadvisory expenses.
(b) Other expenses include an administrative services fee, a transfer agency fee, a custody fee, and other nonadvisory expenses, and have been adjusted to reflect the impact of a new per account transfer agency fee (Class A, Class B, and Class C direct at fund accounts only), effective on or about June 13, 2009.
(c) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Jan. 31, 2010, unless sooner terminated at the discretion of RiverSource Portfolio Builder Moderate Aggressive Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses (excluding fees and expenses of acquired funds) will not exceed 0.51% for Class A, 1.27% for Class B and 1.27% for Class C.
(d) In addition to the total annual fund operating expenses that the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the acquired funds in which the Fund invests. The Fund's "Acquired fund (underlying fund) fees and expenses," based on its allocations in the acquired funds, is as shown. Because acquired funds will have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred by the Fund with respect to such investments will vary.
(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.77% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.24% for Class A, 2.00% for Class B and 1.99% for Class C.
(f) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses for Class I shares on a number of acquired funds until the end of the acquired funds' next fiscal year end, unless sooner terminated at the discretion of the acquired fund's Board. Any amounts waived will not be reimbursed by the Fund. Before taking the fee waivers into account, the "Acquired fund (underlying fund) fees and expenses," would have been 0.77% for all classes. The "Net fund and acquired fund (underlying fund) fees and expenses" would have been 1.24% for Class A, 2.00% for Class B and 2.00% for Class C.

EXPENSE EXAMPLES: These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Buying Fund, assuming the proposed Reorganization had been in effect. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SELIGMAN ASSET ALLOCATION BALANCED FUND (ACTUAL) (SELLING FUND)   1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $745    $1,252   $1,785   $3,236
Class B                                                            $756(b) $1,242(b)$1,852(b)$3,365(c)
Class C                                                            $355(b) $  939   $1,647   $3,528


RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (ACTUAL)
(BUYING FUND)                                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $691    $  937   $1,203   $1,961
Class B                                                            $700(b) $  919(b)$1,263(b)$2,103(c)
Class C                                                            $299(b) $  616   $1,058   $2,290


RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (PRO
FORMA COMBINED)                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class A(a)                                                         $691    $  937   $1,203   $1,961
Class B                                                            $700(b) $  919(b)$1,263(b)$2,103(c)
Class C                                                            $300(b) $  619   $1,063   $2,301


(a) Includes a 5.75% sales charge.
(b) Includes the applicable CDSC.
(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

If you owned or will own any class of shares other than Class B or Class C you would pay the same costs shown in the tables above if you did not redeem your shares at the end of the periods indicated. If you owned or will own Class B or Class C shares, you would pay the following costs if you did not redeem your shares at the end of the periods indicated, which may be different than the costs shown in the tables above.

SELIGMAN ASSET ALLOCATION BALANCED FUND (ACTUAL) (SELLING FUND)   1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $256     $942    $1,652   $3,365(a)
Class C                                                            $255     $939    $1,647   $3,528


RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (ACTUAL)
(BUYING FUND)                                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $200     $619    $1,063   $2,103(a)
Class C                                                            $199     $616    $1,058   $2,290


RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (PRO
FORMA COMBINED)                                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
Class B                                                            $200     $619    $1,063   $2,103(a)
Class C                                                            $200     $619    $1,063   $2,301


(a) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

PROPOSALS 1(A) AND 1(B). REORGANIZATION OF EACH OF SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND AND SELIGMAN ASSET ALLOCATION GROWTH FUND INTO RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND

COMPARISON OF INVESTMENT OBJECTIVES

Each Fund is organized as an asset allocation fund that is also a fund of funds (i.e., each Fund invests in certain underlying mutual funds to seek its investment objective). Each of Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund seeks long-term capital appreciation. RiverSource Portfolio Builder Total Equity Fund seeks the highest level of total return consistent with a very aggressive level of risk.

The investment objectives for the Funds are as follows:

          SELLING FUND: Seligman Asset Allocation Aggressive Growth Fund seeks long-term capital appreciation.

          SELLING FUND: Seligman Asset Allocation Growth Fund seeks long-term capital appreciation.
                        Each Selling Fund's investment objective is a fundamental policy of that Fund that may not be changed without a shareholder vote.

          BUYING FUND: RiverSource Portfolio Builder Total Equity Fund seeks the highest level of total return consistent with a very aggressive level of risk. Because any investment involves risk, there is no assurance a Fund's objective can be achieved. Only shareholders can change the Fund's objective.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

The Selling Funds are oriented towards investing in domestic and international equity securities, including emerging markets. The Buying Fund pursues a strategic asset allocation among three main asset classes: equity, fixed-income and cash to achieve its investment objective.

Detailed strategies for the Selling Funds and the Buying Fund are set forth below:

   SELIGMAN ASSET ALLOCATION       SELIGMAN ASSET ALLOCATION
    AGGRESSIVE GROWTH FUND                GROWTH FUND                   RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
The Fund's strategy is to       The Fund's strategy is to        The Fund invests primarily in equity securities and may be
invest in aggressive growth     invest in growth oriented        most appropriate for investors with a long-term investment
oriented domestic and           domestic and international       horizon.
international equity            equity securities, with a more
securities weighted toward      even weighting among small-,
small- and medium-              medium-, and large-
capitalization companies.       capitalization companies than
                                the Seligman Asset Allocation
                                Aggressive Growth Fund.

-----------------------------------------------------------------------------------------------------------------------------

Each Fund seeks to achieve its investment objective(s)           The Fund is a fund of funds and seeks to achieve its
primarily by investing its assets in the Class A shares of       objective by investing in a combination of underlying funds
certain underlying funds (see Exhibit E for the table showing    for which RiverSource Investments, or an affiliate acts as
the allocation targets and allocation ranges in the underlying   investment manager or principal underwriter. RiverSource
funds). Each Fund is managed as an asset allocation-type         Investments is the investment manager for the Fund. By
mutual fund with target allocations and ranges for its           investing in several different underlying funds, the Funds
investments in the underlying funds. These target allocations    seek to minimize the risks inherent in investing in a single
and ranges are based on two asset allocation strategies          fund. The Fund's recommended portfolio is created by
developed by the Funds' former investment manager: Seligman      RiverSource Investments using the following allocation
Time Horizon Matrix and Seligman Harvester.                      process.

The underlying funds are grouped into four broad asset class     ASSET CLASSES: The Capital Markets Committee, a group of
categories: domestic equity funds, global equity funds, real     RiverSource Investments investment professionals, provides
estate funds and fixed-income funds. Within each asset class     initial guidance with respect to strategic asset allocation
category, the listing of the underlying funds begins with the    among the three main asset classes; equity, fixed-income,
more aggressively managed and concludes with the more            and cash. The Asset Allocation Committee, comprised of three
conservatively managed.                                          members of the portfolio management team, next determines
                                                                 what percentage of the Fund's assets should be invested in
Under normal market conditions, the investment manager will      these three asset classes. They also determine the
allocate each Fund's assets according to the allocation ranges   allocation, if any, to alternative investment strategies.
described in Exhibit E and summarized in the following table.
                                                        FIXED    The mix of asset classes provides the first level of
                               DOMESTIC  GLOBAL  REAL  INCOME/   diversification for the Fund. Under normal market
                                EQUITY   EQUITY  ESTATE  CASH    conditions, the following table shows the ranges within
                                  FUNDS   FUNDS  FUNDS  FUNDS    which the Asset Allocation Committee will make
--------------------------------------------------------------   recommendations. Market appreciation or depreciation may
Seligman Asset Allocation                                        cause the Fund to be outside the ranges.
Aggressive Growth Fund              47-73%  28-42%  4-6%   0%                                                         ALT
Seligman Asset Allocation                                                                         FIXED-           INVESTMENT
Growth Fund                         46-70%  26-42% 8-12%   0%                            EQUITY*   INCOME*  CASH*   STRATEGY*
                                                                 ------------------------------------------------------------
The investment manager will attempt to use cash in-flows and     RiverSource Portfolio
out-flows from the purchase and sale, respectively, of each      Builder Total
Fund's shares to                                                 Equity Fund            95-100%       0%      0-5%       0-5%

                                                                 The next step in the process is to determine allocation
                                                                 among investment

   SELIGMAN ASSET ALLOCATION       SELIGMAN ASSET ALLOCATION
    AGGRESSIVE GROWTH FUND                GROWTH FUND                   RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
approximately remain within the allocation ranges. On a semi-    categories within each asset class. This process provides
annual basis, the investment manager will re-allocate each       the second level of diversification. Equity and fixed-income
Fund's assets to its current targets if the allocations on the   investment categories follow:
semiannual re-allocation date are outside the allocation
ranges. (Each Fund may hold a portion of its assets in cash or   - Within the equity allocation, the Asset Allocation
cash equivalents for various reasons, including, in order to       Committee seeks to diversify by style (growth, value and
meet redemptions, because it has not yet invested the proceeds     core/blend), market capitalization (large, mid and small
from the sale of Fund shares or for other cash management          cap), and geographic location (both domestic and
purposes. These cash and cash equivalents are not included in      international). The equity allocation may also include
a Fund's assets for purposes of determining the allocations        exposure to real estate securities.
among the underlying funds.)
                                                                 - Within the fixed-income allocation, the Asset Allocation
Each Fund may change the allocation targets and ranges for         Committee seeks to diversify by including varying levels
each underlying fund at any time if the investment manager         of interest rate, term, duration and credit exposure.
believes that doing so will better enable the Fund to pursue
its investment objective(s). Each Fund may also change the       UNDERLYING FUNDS: The Fund Selection Committee, comprised of
underlying funds to which it will allocate its assets            the full portfolio management team, then selects the
depending on the investment manager's outlook on the economy,    underlying funds to represent each investment category. The
financial markets in general and factors related to the asset    selection process provides the third level of
classes corresponding to the underlying funds.                   diversification within both equity and fixed-income
                                                                 allocations. The selection of underlying funds is based
Each Fund may also invest a portion of its net assets in U.S.    primarily on the Fund Selection Committee's assessment of
government securities or high-quality, short-term debt           what mix of general risk and return characteristics will
instruments. However, in order to maintain liquidity, to meet    meet each Fund's goal. When selecting underlying funds, the
shareholder redemptions, or to respond to adverse market,        Fund Selection Committee considers historical performance,
economic, political or other conditions, a Fund may invest up    risk/return characteristics, and manager tenure.
to 100% of its assets in cash or cash equivalents. When a
Fund's assets are invested in such investments, the Fund may     ASSET CLASS
not be achieving its investment objective.                       The Fund may invest in any underlying fund available within the category. The Fund's allocation to certain underlying
Each Fund may purchase or sell shares of the underlying funds,   funds may result in exposure to investments that may pose
U.S. government securities and high quality, short-term debt     increased risk, including, for example, risks associated
instruments to: (a) accommodate purchases and sales of its       with securities issued by smaller capitalization companies,
shares; (b) adjust the percentages of its assets invested in     securities issued by companies located in emerging markets,
each of the underlying funds, U.S. government securities and     and non-investment grade floating rate loans and bonds
high-quality, short-term debt instruments in response to         (commonly referred to as high yield securities or junk
economic, market or other conditions, as well as changes in      bonds).
Seligman Time Horizon Matrix (a multidiscipline strategy
designed for investors seeking to manage market risk and build   The Fund Selection Committee monitors the underlying fund
wealth over time -- for more information, see the Funds'         selections to ensure that they meet the asset class and
prospectus); and (c) modify the allocation of its assets among   investment category allocations over time. The Committee may
the underlying funds, U.S. government securities and high-       periodically reallocate the Fund's investments in the
quality, short term debt instruments toward the asset            underlying funds to bring the Fund back within its target
allocation ranges and targets specified in Exhibit E.            ranges. RiverSource Investments, without seeking approval
                                                                 from shareholders, may modify the underlying fund
As described above, under normal conditions, the investment      allocations or, subject to approval of the Fund's Board, may
manager intends periodically to reallocate each Fund's           modify the range of asset class allocations.
investments in the underlying funds if that Fund's actual
allocation is outside its current asset allocation ranges on     The Fund may sell underlying funds in order to accommodate
the reallocation date. This process may generate net capital     redemptions of the Fund's shares, to change the percentage
gains (including short-term capital gains that are generally     of its assets invested in certain underlying funds in
taxed to investors at ordinary income tax rates) to investors    response to economic or market conditions, and to maintain
in that Fund. The investment manager will seek to minimize the   or modify the proportion of its assets among the various
realization of net capital gains by allocating both positive     asset classes. RiverSource Investments seeks to minimize the
and negative cash flows (realized from purchases and sales of    impact of the Fund's purchases and redemptions of shares of
Fund shares) in a manner that periodically moves the actual      the underlying funds by implementing them over a reasonable
positions in the underlying funds toward the asset allocation    timeframe. In addition, because RiverSource Investments
ranges and targets described above. However, the reallocation    earns different fees from the underlying funds, in
process may generate net capital gains for investors that are    determining the allocation of the Fund among the underlying
higher than the net capital gains ordinarily incurred by an      funds, RiverSource Investments may have an economic conflict
investor through an asset allocation strategy that has broader   of interest. RiverSource Investments will report to the
investment ranges or an asset allocation strategy designed by    Fund's Board on the steps it has taken to manage any
the investor.                                                    potential conflicts.

Each Fund will indirectly bear the expenses associated with
portfolio turnover of the underlying funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of
100%). High portfolio turnover involves correspondingly
greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.
Investors in the Funds may also bear expenses directly or
indirectly through sales of securities held by the Funds and the underlying funds that result in realization of ordinary
income or taxable gains (including short term capital gains, which are generally taxed to shareholders at ordinary income tax rates).
-----------------------------------------------------------------------------------------------------------------------------


* The underlying funds comprising each investment category of the Buying Fund include:

EQUITY: RiverSource Disciplined Equity Fund, RiverSource Disciplined International Equity Fund, RiverSource Disciplined Large Cap Growth Fund, RiverSource Disciplined Large Cap Value Fund, RiverSource Disciplined Small and Mid Cap Equity Fund, RiverSource Disciplined Small Cap Value Fund, RiverSource Diversified Equity Income Fund, RiverSource Dividend Opportunity Fund, RiverSource Equity Value Fund, RiverSource Global Technology Fund(1), RiverSource Growth Fund(2), RiverSource Large Cap Equity Fund(3), RiverSource Large Cap Value Fund(4), RiverSource Mid Cap Growth Fund, RiverSource Mid Cap Value Fund, RiverSource Partners Aggressive Growth Fund, RiverSource Partners Fundamental Value Fund, RiverSource Partners International Select Growth Fund, RiverSource Partners International Select Value Fund, RiverSource Partners International Small Cap Fund, RiverSource Partners Select Value Fund, RiverSource Partners Small Cap Equity Fund, RiverSource Partners Small Cap Growth Fund, RiverSource Partners Small Cap Value Fund, RiverSource Precious Metals and Mining Fund, RiverSource Real Estate Fund, RiverSource Recovery and Infrastructure Fund, RiverSource Small Cap Advantage Fund(5), Threadneedle Emerging Markets Fund, Threadneedle European Equity Fund, Threadneedle Global Equity Fund, Threadneedle Global Equity Income Fund and Threadneedle International Opportunity Fund.
FIXED-INCOME: RiverSource Diversified Bond Fund, RiverSource Emerging Markets Bond Fund, RiverSource Floating Rate Fund, RiverSource Global Bond Fund, RiverSource High Yield Bond Fund, RiverSource Income Opportunities Fund, RiverSource Inflation Protected Securities Fund, RiverSource Limited Duration Bond Fund, RiverSource Short Duration U.S. Government Fund and RiverSource U.S. Government Mortgage Fund.
CASH: RiverSource Cash Management Fund.
ALTERNATIVE INVESTMENT STRATEGIES: RiverSource Absolute Return Currency and Income Fund.
(1) The Board of the Fund has approved in principal the merger of the Fund into Seligman Global Technology Fund.
(2) The Board of the Fund has approved in principal the merger of the Fund into Seligman Growth Fund.
(3) The Board of the Fund has approved in principal the merger of the Fund into RiverSource Disciplined Equity Fund.
(4) The Board of the Fund has approved in principal the merger of the Fund into RiverSource Equity Value Fund.
(5) The Board of the Fund has approved in principal the merger of the Fund into Seligman Smaller-Cap Value Fund.

The investment objectives and strategies for the underlying funds of the Buying Fund (RiverSource Portfolio Builder Total Equity Fund) are also relevant and are summarized in Exhibit F.

COMPARISON OF FUNDAMENTAL POLICIES

If either Reorganization occurs, the combined fund will be subject to the fundamental investment policies of the Buying Fund. RiverSource Investments does not believe that the differences between the fundamental investment policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote.

The Funds' fundamental investment policies are set forth below:


                      SELIGMAN ASSET
                  ALLOCATION AGGRESSIVE          SELIGMAN ASSET          RIVERSOURCE PORTFOLIO BUILDER TOTAL
POLICY                 GROWTH FUND           ALLOCATION GROWTH FUND                  EQUITY FUND
-------------------------------------------------------------------------------------------------------------
UNDERWRITING     The Funds may not underwrite securities of other      The Fund will not act as an
                 issuers except insofar as the Funds technically       underwriter (sell securities for
                 may be deemed an underwriter under the Securities     others). However, under the securities
                 Act of 1933 (the "1933 Act"), as amended, in          laws, the Fund may be deemed to be an
                 selling portfolio securities.                         underwriter when it purchases
                                                                       securities directly from the issuer
                                                                       and later resells them.

-------------------------------------------------------------------------------------------------------------
LENDING          The Funds may not make loans, except that the         The Fund will not lend securities or
                 acquisition of bonds, debentures or other             participate in an interfund lending
                 corporate debt securities and investment in           program if the total of all such loans
                 government obligations, commercial paper, pass-       would exceed 33 1/3% of the Fund's
                 through instruments, certificates of deposit,         total assets except this fundamental
                 bankers acceptances, repurchase agreements or any     investment policy shall not prohibit
                 similar instruments shall not be deemed to be the     the Fund from purchasing money market
                 making of a loan, and except further that the         securities, loans, loan participation
                 Funds may lend their respective portfolio             or other debt securities, or from
                 securities, provided that the lending of portfolio    entering into repurchase agreements.
                 securities may be made only in accordance with        For funds-of-funds -- equity, under
                 applicable law and the guidelines set forth in the    current Board policy, the Fund has no
                 Prospectus and the Statement of Additional            current intention to lend to a
                 Information, as they may be amended from time to      material extent.
                 time; and except that a Fund may lend cash to any
                 other Seligman-branded mutual fund (or series
                 thereof) to the extent permitted by any order that
                 may be obtained from the SEC relating to borrowing
                 and lending among Seligman-branded mutual funds.

-------------------------------------------------------------------------------------------------------------
BORROWING        The Funds may not  borrow money, except that a        The Fund will not borrow money, except
  MONEY          Fund may (i) borrow from banks (as defined in the     for temporary purposes (not for
                 1940 Act) in amounts up to 33 1/3% of its total       leveraging or investment) in an amount
                 assets (including the amount borrowed), (ii)          not exceeding 33 1/3% of its total
                 borrow up to an additional 5% of its total assets     assets (including the amount borrowed)
                 for temporary purposes (iii) obtain such short-       less liabilities (other than
                 term credit as may be necessary for the clearance     borrowings) immediately after the
                 of purchases and sales of portfolio securities,       borrowings. For funds-of-
                 (iv) purchase securities on margin to the extent      funds -- equity, under current Board
                 permitted by applicable law and (v) borrow cash       policy, the Fund has no current
                 from any other Seligman-branded mutual fund (or       intention to borrow to a material
                 series thereof)  to the extent permitted by any       extent.
                 order that may be obtained from the SEC relating
                 to borrowing and lending among Seligman-branded
                 mutual funds. The Funds may not pledge their
                 respective assets other than to secure

                      SELIGMAN ASSET
                  ALLOCATION AGGRESSIVE          SELIGMAN ASSET          RIVERSOURCE PORTFOLIO BUILDER TOTAL
POLICY                 GROWTH FUND           ALLOCATION GROWTH FUND                  EQUITY FUND
-------------------------------------------------------------------------------------------------------------
                 such borrowings or, to the extent permitted by the
                 Funds' investment policies as set forth in the
                 Prospectus and the Statement of Additional
                 Information, as they may be amended from time to
                 time, in connection with hedging transactions,
                 short sales, when-issued and forward commitment
                 transactions and similar investment strategies.

-------------------------------------------------------------------------------------------------------------




                      SELIGMAN ASSET
                  ALLOCATION AGGRESSIVE          SELIGMAN ASSET          RIVERSOURCE PORTFOLIO BUILDER TOTAL
POLICY                 GROWTH FUND           ALLOCATION GROWTH FUND                  EQUITY FUND
-------------------------------------------------------------------------------------------------------------
ISSUING          The Funds may not issue senior securities to the      The Fund will not issue senior
SENIOR           extent such issuance would violate applicable law.    securities, except as permitted under
SECURITIES                                                             the 1940 Act, the rules and
                                                                       regulations thereunder and any
                                                                       applicable exemptive relief.

-------------------------------------------------------------------------------------------------------------
REAL ESTATE      The Funds may not purchase or sell real estate,       The Fund will not buy or sell real
                 except that a Fund may invest in securities           estate, unless acquired as a result of
                 directly or indirectly secured by real estate or      ownership of securities or other
                 interests therein or issued by companies which        instruments, except this shall not
                 invest in real estate or interests therein.           prevent the Fund from investing in
                                                                       securities or other instruments backed
                                                                       by real estate or securities of
                                                                       companies engaged in the real estate
                                                                       business or real estate investment
                                                                       trusts. For purposes of this policy,
                                                                       real estate includes real estate
                                                                       limited partnerships.

-------------------------------------------------------------------------------------------------------------
COMMODITIES      The Funds may not purchase or sell commodities or     The Fund will not buy or sell physical
                 contracts on commodities, except to the extent the    commodities unless acquired as a
                 Funds may do so in accordance with applicable law     result of ownership of securities or
                 and the Prospectus and the Statement of Additional    other instruments, except this shall
                 Information, as they may be amended from time to      not prevent the Fund from buying or
                 time, and without registering as a commodity pool     selling options and futures contracts
                 operator under the Commodity Exchange Act.            or from investing in securities or
                                                                       other instruments backed by, or whose
                                                                       value is derived from, physical
                                                                       commodities.

-------------------------------------------------------------------------------------------------------------
INDUSTRY         The Funds may not  invest more than 25% of their      The Fund will not concentrate in any
CONCENTRATION    respective assets, taken at market value, in the      one industry. According to the present
                 securities of issuers in any particular industry      interpretation by the SEC, this means
                 (excluding the U.S. government and its agencies       that up to 25% of the Fund's total
                 and instrumentalities).                               assets, based on current market value
                                                                       at time of purchase, can be invested
                                                                       in any one industry. The Fund itself
                                                                       does not intend to concentrate,
                                                                       however, the aggregation of holdings
                                                                       of the underlying funds may result in
                                                                       the Fund indirectly investing more
                                                                       than 25% of its assets in a particular
                                                                       industry. The Fund does not control
                                                                       the investments of the underlying
                                                                       funds and any indirect concentration
                                                                       will occur only as a result of the
                                                                       Fund following its investment
                                                                       objectives by investing in the
                                                                       underlying funds.

-------------------------------------------------------------------------------------------------------------
DIVERSIFICAT-    The Funds may not make any investment inconsistent    The Fund will not purchase securities
ION              with the Funds' classification as diversified         (except securities issued or
                 companies under the 1940 Act, as amended and          guaranteed by the U.S. government, its
                 supplemented.                                         agencies or instrumentalities) of any
                                                                       one issuer if, as a result, more than
                                                                       5% of its total assets will be
                                                                       invested in the securities of such
                                                                       issuer or it would own more than 10%
                                                                       of the voting securities of such
                                                                       issuer, except that: (a) up to 25% of
                                                                       its total assets may be invested
                                                                       without regard to these limitations
                                                                       and (b) the Fund's assets may be
                                                                       invested in the securities of one or
                                                                       more management investment companies
                                                                       to the extent permitted by the 1940
                                                                       Act, the rules and regulations
                                                                       thereunder, or any applicable
                                                                       exemptive relief.

-------------------------------------------------------------------------------------------------------------
INVESTMENTS      The Funds may not make investments for the purpose    No fundamental policy.
SECURING         of exercising control or management.
CONTROL OVER
MANAGEMENT

-------------------------------------------------------------------------------------------------------------

COMPARISON OF NONFUNDAMENTAL POLICIES AND RELATED INVESTMENT STRATEGIES

If the Reorganization occurs, the combined Fund will be subject to the nonfundamental investment policies of the Buying Fund. RiverSource Investments does not believe that the differences between the nonfundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The following highlights the differences in the Funds' nonfundamental policies and related investment strategies (policies that may be changed without a shareholder vote):

                      SELIGMAN ASSET
                  ALLOCATION AGGRESSIVE          SELIGMAN ASSET          RIVERSOURCE PORTFOLIO BUILDER TOTAL
POLICY                 GROWTH FUND           ALLOCATION GROWTH FUND                  EQUITY FUND
-------------------------------------------------------------------------------------------------------------
ILLIQUID         Funds cannot invest directly in illiquid              No more than 15% of the Fund's net
SECURITIES       securities.  They can only invest in underlying       assets will be held in securities and
                 funds, U.S. government securities and high-quality    other instruments that are illiquid.
                 short term debt.

-------------------------------------------------------------------------------------------------------------


COMPARISON OF PRINCIPAL RISK FACTORS

Although the Funds describe them differently, the principal investment risks associated with the Buying Fund and the Selling Funds are similar because the Funds have similar investment objectives and principal investment strategies. Because the Funds operate as "funds-of-funds," they generally provide broader diversification to the market than funds that invest directly in securities. The Funds are exposed to the market through investment in underlying funds that are categorized in similar asset classes, although their exposure to these asset classes may differ. Because the Funds gain exposure to the market through investment in other funds, the actual risks of investing in each Fund depend on the percent of assets allocated to the underlying funds, securities held in the underlying funds, and on market conditions, each of which change over time. The active management or allocation risk associated with investing in each Fund is described below.

Each Fund allocates its assets to underlying funds that primarily invest in equity securities, including small and mid cap securities, although the Buying Fund may also invest a small portion of its assets in an underlying fund that provides increased exposure to forward currency contracts. Because the underlying funds may invest in foreign securities (including emerging markets securities) and in sectors of the market (including real estate), the Funds exposure to the risks associated with these investments may vary. Based on underlying fund allocations of the Funds, the Selling Fund currently has higher exposure to small and mid-cap securities, foreign securities and real estate securities, and therefore presents increased exposure to the risks associated with these types of investments. The risks of the underlying funds are described in Exhibit G.

- ACTIVE MANAGEMENT/ALLOCATION RISK. The risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

PERFORMANCE

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

- how each Fund's performance has varied for each full calendar year shown in the bar chart; and

- how each Fund's average annual total returns compare to indexes shown in the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The first table shows total returns from hypothetical investments in Class A, Class B and Class C shares of Seligman Asset Allocation Aggressive Growth Fund. The second table shows total returns from hypothetical investments in Class A, Class B and Class C shares of Seligman Asset Allocation Growth Fund. The third table shows total returns from hypothetical investments in Class A, Class B and Class C shares of RiverSource Portfolio Builder Total Equity Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge of 5.75% for Class A shares;

- sales at the end of the period and deduction of the applicable contingent deferred sales charge ("CDSC") for Class B and Class C shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.



  SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND
                   (SELLING FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                             -7.47%    -25.95%   +39.22%   +15.49%   +10.52%   +16.62%   +12.86%   -45.80%

                              2001      2002      2003      2004      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +21.05% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -26.27% (Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

   SELIGMAN ASSET ALLOCATION GROWTH FUND (SELLING
                       FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                             -9.52%    -26.48%   +37.96%   +15.34%   +9.79%    +16.30%   +11.84%   -45.51%

                              2001      2002      2003      2004      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +21.05% (quarter ended Dec. 31, 2001) and the lowest return for a calendar quarter was -26.27% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.



  RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
                   (BUYING FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +9.04%    +16.58%   +7.48%    -40.94%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +7.81% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -22.17% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                                                         SINCE
                                                                                       INCEPTION
                                                                1 YEAR  5 YEARS  (CLASSES A, B & C)(A)
SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (SELLING
FUND):
  Class A
    Return before taxes                                        -48.93%   -3.02%          -3.61%
    Return after taxes on distributions                        -49.65%   -3.54%          -4.02%
    Return after taxes on distributions and sale of Fund
    shares                                                     -30.39%   -2.24%          -2.87%
  Class B
    Return before taxes                                        -48.59%   -2.91%          -3.60%
  Class C
    Return before taxes                                        -46.64%   -2.58%          -3.67%
Dow Jones Aggressive Portfolio Index (Global Series)(1),*      -40.69%   +0.21%          -0.34%(b)
Lipper Fund of Funds (Affiliated) Average(2),*                 -30.85%   -0.76%          +0.01%(c)
Lipper Multi-Cap Core Funds Average(3),*                       -38.81%   -2.61%          -1.25%(c)

                                                                                         SINCE
                                                                                       INCEPTION
                                                                1 YEAR  5 YEARS  (CLASSES A, B & C)(A)
SELIGMAN ASSET ALLOCATION GROWTH FUND (SELLING FUND):
  Class A
    Return before taxes                                        -48.63%   -3.30%          -3.78%
    Return after taxes on distributions                        -49.73%   -4.02%          -4.30%
    Return after taxes on distributions and sale of Fund
    shares                                                     -29.67%   -2.40%          -2.97%
  Class B
    Return before taxes                                        -48.28%   -3.21%          -3.80%
  Class C
    Return before taxes                                        -46.44%   -2.91%          -3.90%
Dow Jones Aggressive Portfolio Index (Global Series)(1),*      -40.69%   +0.21%          -0.34%(b)
Lipper Fund of Funds (Affiliated) Average(2),*                 -30.85%   -0.76%          +0.01%(c)
Lipper Multi-Cap Core Funds Average(3),*                       -33.81%   -2.61%          -1.25%(c)



                                                                                     SINCE
                                                                                   INCEPTION
                                                                      1 YEAR  (CLASS A, B & C)(D)
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (BUYING FUND)
  Class A
    Return before taxes                                              -44.32%         -3.95%
    Return after taxes on distributions                              -44.52%         -5.11%
    Return after taxes on distributions and sale of Fund shares      -28.73%         -3.31%
  Class B
    Return before taxes                                              -44.35%         -3.85%
  Class C
    Return before taxes                                              -42.03%         -3.54%
Russell 3000(R) Index (reflects no deduction for fees, expenses or
taxes)(4),*                                                          -37.31%         -2.92%(e)
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(5),*                                                          -43.06%         +1.35%(e)
Blended Index (reflects no deduction for fees, expenses or
taxes)(6),*                                                          -39.00%         -2.15%(e)


(a) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Fund's 12b-1 plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B, and C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows:

    Class B--4/24/00 and 3/21/00 for Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund, respectively; and Class C--2/8/00 and 1/18/00 for Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund, respectively.
(b) Measurement period started Dec. 31, 1999.
(c) Measurement period started Jan. 13, 2000.
(d) Inception date is March 4, 2004.
(e) Measurement period started March 4, 2004.
(1) The Dow Jones Aggressive Portfolio Index (Global Series) was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 100% of the current risk of an all-equity stock portfolio. Dow Jones equity indices make up the stock component and Barclays Capital indices make up the bond and cash components.
(2) The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager.
(3) The Lipper Multi-Cap Core Funds Average includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper currently classifies the Fund as multi-cap core fund.
(4) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(5) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(6) The RiverSource Portfolio Builder Total Equity Fund compares its performance to the Russell 3000 Index, as well as to a Blended Index, consisting of 70% Russell 3000 Index and 30% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 80% Russell 3000 Index and 20% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.
 * The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of fees, taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

PROPOSAL 2. REORGANIZATION OF SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND INTO RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND

COMPARISON OF INVESTMENT OBJECTIVES

Each Fund is organized as an asset allocation fund that is also a fund of funds (i.e., each Fund invests in certain underlying mutual funds to seek its investment objective). Seligman Asset Allocation Moderate Growth Fund seeks capital appreciation. RiverSource Portfolio Builder Aggressive Fund seeks the highest level of total return consistent with an aggressive level of risk.

The investment objectives for the Funds are as follows:

          SELLING FUND: Seligman Asset Allocation Moderate Growth Fund seeks capital appreciation. The Selling Fund's investment objective is a fundamental policy of the Fund that may not be changed without a shareholder vote.

          BUYING FUND: RiverSource Portfolio Builder Aggressive Fund seeks the highest level of total return that is consistent with an aggressive level of risk. Because any investment involves risk, there is no assurance a Fund's objective can be achieved. Only shareholders can change the Fund's objective.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

The Selling Fund is oriented towards investing in domestic and international equity securities as well as real estate securities and domestic fixed-income securities. The Buying Fund pursues a strategic asset allocation among three main asset classes: equity, fixed-income and cash to achieve its investment objective.

Detailed strategies for the Selling Fund and the Buying Fund are set forth below:

       SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND                 RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------------------------------
The Fund's investment strategy is to invest in small-,        The Fund invests primarily in equity securities and also
medium-, and large-capitalization domestic and international  invests a small amount in fixed-income securities and may be
equity securities as well as real estate securities and       most appropriate for investors with a longer investment
domestic fixed-income securities.                             horizon.

The Fund seeks to achieve its investment objective primarily  The Fund is a fund of funds and seeks to achieve its
by investing its assets in the Class A shares of certain      objective by investing in a combination of underlying funds
underlying funds. The Fund is managed as an asset             for which RiverSource Investments or an affiliate acts as
allocation-type mutual fund with target allocations and       investment manager or principal underwriter. By investing in
ranges for its investments in the underlying funds (See       several different underlying funds, the Fund seeks to
Exhibit E for the table showing the allocation targets and    minimize the risks inherent in investing in a single fund.
allocation ranges in the underlying funds). These target      The Fund's recommended portfolio is created by RiverSource
allocations and ranges are based on two asset allocation      Investments using the following allocation process.
strategies developed by the Fund's former investment
manager: Seligman Time Horizon Matrix and Seligman            ASSET CLASSES: The Capital Markets Committee, a group of
Harvester.                                                    RiverSource Investments investment professionals, provides initial guidance with respect to strategic asset allocation
The underlying funds are grouped into four broad asset class  among the three main asset classes; equity, fixed-income, categories: domestic equity funds, global equity funds, real  and cash. The Asset Allocation Committee, comprised of three estate funds and fixed-income funds. Within each asset class  members of the portfolio management team, next determines
category, the listing of the underlying funds begins with     what percentage of the Fund's assets should be invested in
the more aggressively managed and concludes with the more     these three asset classes. They also determine the
conservatively managed.                                       allocation, if any, to alternative investment strategies.

Under normal market conditions, the investment manager will   The mix of asset classes provides the first level of
allocate the Fund's assets according to the allocation        diversification for the Fund. Under normal market
ranges described in Exhibit E and summarized in the           conditions, the following table shows the ranges within
following table.                                              which the Asset Allocation Committee will make
                                                              recommendations. Market appreciation or depreciation may
                                                      FIXED   cause the Fund to be outside the ranges.
                             DOMESTIC  GLOBAL  REAL  INCOME/                                                       ALT
                              EQUITY   EQUITY  ESTATE  CASH                                    FIXED-           INVESTMENT
                                FUNDS   FUNDS  FUNDS  FUNDS                           EQUITY*   INCOME*  CASH*   STRATEGY*
------------------------------------------------------------  ------------------------------------------------------------
Seligman Asset Allocation                                     RiverSource Portfolio
Moderate Growth Fund           43-67%  20-30%  8-12%  8-12%   Builder Aggressive
                                                              Fund                    75-85%     15-25%    0-5%     0-5%
The investment manager will attempt to use cash in-flows and
out-flows from the purchase and sale, respectively, of the    The next step in the process is to determine allocation
Fund's shares to approximately remain within the allocation   among investment categories within each asset class. This
ranges. On a semi-annual basis, the investment manager will   process provides the second level of diversification. Equity
re-allocate the Fund's assets to its current targets if the   and fixed-income investment categories follow:
allocations on the semiannual re-allocation date are outside
the allocation ranges. (The Fund may hold a portion of its    - Within the equity allocation, the Asset Allocation
assets in cash or cash equivalents for various reasons,         Committee seeks to diversify by style (growth, value and
including, in order to meet redemptions, because it has not     core/blend), market capitalization (large, mid and small
yet invested the proceeds from the sale of Fund shares or       cap), and geographic location (both domestic and
for other cash management purposes. These cash and cash         international). The equity allocation may also include
equivalents are not included in the Fund's assets for           exposure to real estate securities.
purposes of determining the allocations among the underlying funds.)


-----------------------------------------------------------------------------------------

       SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND                 RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------------------------------
The Fund may change the allocation targets and ranges for     - Within the fixed-income allocation, the Asset Allocation
each underlying fund at any time if the investment manager      Committee seeks to diversify by including varying levels
believes that doing so will better enable the Fund to pursue    of interest rate, term, duration and credit exposure.
its investment objective. The Fund may also change the
underlying funds to which it will allocate its assets         UNDERLYING FUNDS: The Fund Selection Committee, comprised of
depending on the investment manager's outlook on the          the full portfolio management team, then selects the
economy, financial markets in general and factors related to  underlying funds to represent each investment category. The
the asset classes corresponding to the underlying funds.      selection process provides the third level of
                                                              diversification within both equity and fixed-income
The Fund may also invest a portion of its net assets in U.S.  allocations. The selection of underlying funds is based
government securities or high-quality, short-term debt        primarily on the Fund Selection Committee's assessment of
instruments. However, in order to maintain liquidity, to      what mix of general risk and return characteristics will
meet shareholder redemptions, or to respond to adverse        meet the Fund's goal. When selecting underlying funds, the
market, economic, political or other conditions, the Fund     Fund Selection Committee considers historical performance,
may invest up to 100% of its assets in cash or cash           risk/return characteristics, and manager tenure.
equivalents. When the Fund's assets are invested in such
investments, the Fund may not be achieving its investment     ASSET CLASS
objective.                                                    The Fund may invest in any underlying fund available within the category. The Fund's allocation to certain underlying
The Fund may purchase or sell shares of the underlying        funds may result in exposure to investments that may pose
funds, U.S. government securities and high quality, short-    increased risk, including, for example, risks associated
term debt instruments to: (a) accommodate purchases and       with securities issued by smaller capitalization companies,
sales of its shares; (b) adjust the percentages of its        securities issued by companies located in emerging markets,
assets invested in each of the underlying funds, U.S.         and non-investment grade floating rate loans and bonds
government securities and high-quality, short-term debt       (commonly referred to as "high yield" securities or "junk").
instruments in response to economic, market or other
conditions, as well as changes in Seligman Time Horizon       The Fund Selection Committee monitors the underlying fund
Matrix (a multidiscipline strategy designed for investors     selections to ensure that they meet the asset class and
seeking to manage market risk and build wealth over           investment category allocations over time. The Committee may
time -- for more information, see the Fund's prospectus);     periodically reallocate the Fund's investments in the
and (c) modify the allocation of its assets among the         underlying funds to bring the Fund back within its target
underlying funds, U.S. government securities and high-        ranges. RiverSource Investments, without seeking approval
quality, short term debt instruments toward the asset         from shareholders, may modify the underlying fund
allocation ranges and targets specified in Exhibit E.         allocations or, subject to approval of the Fund's Board, may modify the range of asset class allocations.
As described above, under normal conditions, the investment
manager intends periodically to reallocate the Fund's         The Fund may sell underlying funds in order to accommodate
investments in the underlying funds if the Fund's actual      redemptions of the Fund's shares, to change the percentage allocation is outside its current asset allocation ranges on  of its assets invested in certain underlying funds in the reallocation date. This process may generate net capital  response to economic or market conditions, and to maintain gains (including short-term capital gains that are generally  or modify the proportion of its assets among the various
taxed to investors at ordinary income tax rates) to           asset classes. RiverSource Investments seeks to minimize the
investors in the Fund. The investment manager will seek to    impact of the Fund's purchases and redemptions of shares of
minimize the realization of net capital gains by allocating   the underlying funds by implementing them over a reasonable
both positive and negative cash flows (realized from          timeframe. In addition, because RiverSource Investments
purchases and sales of Fund shares) in a manner that          earns different fees from the underlying funds, in
periodically moves the actual positions in the underlying     determining the allocation of the different funds it manages
funds toward the asset allocation ranges and targets          among the underlying funds, RiverSource Investments may have
described above. However, the reallocation process may        an economic conflict of interest. RiverSource Investments
generate net capital gains for investors that are higher      will report to the Fund's Board on the steps it has taken to
than the net capital gains ordinarily incurred by an          manage any potential conflicts.
investor through an asset allocation strategy that has
broader investment ranges or an asset allocation strategy
designed by the investor.

The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to the underlying funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Investors in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the underlying funds that result in realization of ordinary income or taxable gains
(including short term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

--------------------------------------------------------------------------------------------------------------------------


 * For a list of the underlying funds comprising each investment category of the Buying Fund, please refer to the list provided under Proposal 1(a) and 1(b).

The investment objectives and strategies for the underlying funds of the Buying Fund (RiverSource Portfolio Builder Aggressive Fund) are also relevant and are summarized in Exhibit F.

COMPARISON OF FUNDAMENTAL POLICIES

If the Reorganization occurs, the combined fund will be subject to the fundamental investment policies of the Buying Fund. RiverSource Investments does not believe that the differences between the fundamental investment policies of the Funds result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed.

For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote. The Funds' fundamental investment policies are set forth below:


                   SELIGMAN ASSET ALLOCATION MODERATE           RIVERSOURCE PORTFOLIO BUILDER
POLICY                        GROWTH FUND                              AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------
UNDERWRITING    The Fund may not underwrite securities     The Fund will not act as an underwriter
                of other issuers except insofar as the     (sell securities for others). However,
                Fund technically may be deemed an          under the securities laws, the Fund may
                underwriter under the 1933 Act in          be deemed to be an underwriter when it
                selling portfolio securities.              purchases securities directly from the
                                                           issuer and later resells them.

--------------------------------------------------------------------------------------------------
LENDING         The Fund may not make loans, except        The Fund will not lend securities or
                that the acquisition of bonds,             participate in an interfund lending
                debentures or other corporate debt         program if the total of all such loans
                securities and investment in government    would exceed 33 1/3% of the Fund's
                obligations, commercial paper, pass-       total assets except this fundamental
                through instruments, certificates of       investment policy shall not prohibit
                deposit, bankers acceptances,              the Fund from purchasing money market
                repurchase agreements or any similar       securities, loans, loan participation
                instruments shall not be deemed to be      or other debt securities, or from
                the making of a loan, and except           entering into repurchase agreements.
                further that the Fund may lend its         For funds-of-funds -- equity, under
                portfolio securities, provided that the    current Board policy, the Fund has no
                lending of portfolio securities may be     current intention to lend to a material
                made only in accordance with applicable    extent.
                law and the guidelines set forth in the
                Fund's Prospectus and Statement of
                Additional Information, as they may be
                amended from time to time; and except
                that a Fund may lend cash to any other
                Seligman-branded mutual fund (or series
                thereof) to the extent permitted by any
                order that may be obtained from the SEC
                relating to borrowing and lending among
                Seligman-branded mutual funds.

--------------------------------------------------------------------------------------------------
BORROWING       The Fund may not borrow money, except      The Fund will not borrow money, except
MONEY           that the Fund may (i) borrow from banks    for temporary purposes (not for
                (as defined in the 1940 Act) in amounts    leveraging or investment) in an amount
                up to 33 1/3% of its total assets          not exceeding 33 1/3% of its total
                (including the amount borrowed), (ii)      assets (including the amount borrowed)
                borrow up to an additional 5% of its       less liabilities (other than
                total assets for temporary purposes        borrowings) immediately after the
                (iii) obtain such short-term credit as     borrowings. For funds-of-funds --
                may be necessary for the clearance of      equity, under current Board policy, the
                purchases and sales of portfolio           Fund has no current intention to borrow
                securities, (iv) purchase securities on    to a material extent.
                margin to the extent permitted by
                applicable law and (v) borrow cash from
                any other Seligman-branded mutual fund
                (or series thereof) to the extent
                permitted by any order that may be
                obtained from the SEC relating to
                borrowing and lending among Seligman-
                branded mutual funds.

                The Fund may not pledge its assets
                other than to secure such borrowings
                or, to the extent permitted by the
                Fund's investment policies as set forth
                in the Fund's Prospectus and Statement
                of Additional Information, as they may
                be amended from time to time, in
                connection with hedging transactions,
                short sales, when-issued and forward
                commitment transactions and similar
                investment strategies.

--------------------------------------------------------------------------------------------------
ISSUING         The Fund may not issue senior              The Fund will not issue senior
SENIOR          securities to the extent such issuance     securities, except as permitted under
SECURITIES      would violate applicable law.              the 1940 Act, the rules and regulations
                                                           thereunder and any applicable exemptive
                                                           relief.

--------------------------------------------------------------------------------------------------
REAL ESTATE     The Fund may not purchase or sell real     The Fund will not buy or sell real
                estate, except that the Fund may invest    estate, unless acquired as a result of
                in securities directly or indirectly       ownership of securities or other
                secured by real estate or interests        instruments, except this shall not
                therein or issued by companies which       prevent the Fund from investing in
                invest in real estate or interests         securities or other instruments backed
                therein.                                   by real estate or securities of
                                                           companies engaged in the real estate
                                                           business or real estate investment
                                                           trusts. For purposes of this policy,
                                                           real estate includes real estate
                                                           limited partnerships.

--------------------------------------------------------------------------------------------------

                   SELIGMAN ASSET ALLOCATION MODERATE           RIVERSOURCE PORTFOLIO BUILDER
POLICY                        GROWTH FUND                              AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------
COMMODITIES     The Fund may not purchase or sell          The Fund will not buy or sell physical
                commodities or contracts on                commodities unless acquired as a result
                commodities, except to the extent the      of ownership of securities or other
                Fund may do so in accordance with          instruments, except this shall not
                applicable law and the Fund's              prevent the Fund from buying or selling
                Prospectus and Statement of Additional     options and futures contracts or from
                Information, as they may be amended        investing in securities or other
                from time to time, and without             instruments backed by, or whose value
                registering as a commodity pool            is derived from, physical commodities.
                operator under the Commodity Exchange
                Act.

--------------------------------------------------------------------------------------------------
INDUSTRY        The Fund may not invest more than 25%      The Fund will not concentrate in any
CONCENTRATI-    of its assets, taken at market value,      one industry. According to the present
ON              in the securities of issuers in any        interpretation by the SEC, this means
                particular industry (excluding the U.S.    that up to 25% of the Fund's total
                government and its agencies and            assets, based on current market value
                instrumentalities).                        at time of purchase, can be invested in
                                                           any one industry. The Fund itself does
                                                           not intend to concentrate, however, the
                                                           aggregation of holdings of the
                                                           underlying funds may result in the Fund
                                                           indirectly investing more than 25% of
                                                           its assets in a particular industry.
                                                           The Fund does not control the
                                                           investments of the underlying funds and
                                                           any indirect concentration will occur
                                                           only as a result of the Fund following
                                                           its investment objectives by investing
                                                           in the underlying funds.

--------------------------------------------------------------------------------------------------
DIVERSIFICA-    The Fund may not make any investment       The Fund will not purchase securities
TION            inconsistent with the Fund's               (except securities issued or guaranteed
                classification as a diversified company    by the U.S. government, its agencies or
                under the 1940 Act, as amended and         instrumentalities) of any one issuer
                supplemented.                              if, as a result, more than 5% of its
                                                           total assets will be invested in the
                                                           securities of such issuer or it would
                                                           own more than 10% of the voting
                                                           securities of such issuer, except that:
                                                           (a) up to 25% of its total assets may
                                                           be invested without regard to these
                                                           limitations and (b) the Fund's assets
                                                           may be invested in the securities of
                                                           one or more management investment
                                                           companies to the extent permitted by
                                                           the 1940 Act, the rules and regulations
                                                           thereunder, or any applicable exemptive
                                                           relief.

--------------------------------------------------------------------------------------------------
INVESTMENTS     The Fund may not make investments for      No fundamental policy.
SECURING        the purpose of exercising control or
CONTROL OVER    management.
MANAGEMENT

--------------------------------------------------------------------------------------------------


COMPARISON OF NONFUNDAMENTAL POLICIES AND RELATED INVESTMENT STRATEGIES

If the Reorganization occurs, the combined Fund will be subject to the nonfundamental investment policies of the Buying Fund. RiverSource Investments does not believe that the differences between the nonfundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The following highlights the differences in the Funds' nonfundamental policies and related investment strategies (policies that may be changed without a shareholder vote):


                SELIGMAN ASSET ALLOCATION MODERATE         RIVERSOURCE PORTFOLIO BUILDER
POLICY          GROWTH FUND                                AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------
ILLIQUID        The Fund cannot invest directly in         No more than 15% of the Fund's net
SECURITIES      illiquid securities. The Fund can only     assets will be held in securities and
                invest in underlying funds, U.S.           other instruments that are illiquid.
                government securities and high-quality
                short term debt.

--------------------------------------------------------------------------------------------------


COMPARISON OF PRINCIPAL RISK FACTORS

Although the Funds describe them differently, the principal investment risks associated with the Buying Fund and the Selling Fund are similar because the Funds have similar investment objectives and principal investment strategies. Because the Funds operate as "funds-of-funds," they generally provide broader diversification to the market than funds that invest directly in securities. The Funds are exposed to the market through investment in underlying funds that are categorized in similar asset classes, although their exposure to these asset classes may differ. Because the Funds gain exposure to the market through investment in other funds, the actual risks of investing in each Fund depend on the percent of assets allocated to the underlying funds, securities held in the underlying funds, and on market conditions, each of which change over time. The active management or allocation risk associated with investing in each Fund is described below.

Each Fund allocates its assets to underlying funds that primarily invest in equity securities, including small and mid cap securities, although each Fund may also allocate a small portion of its assets to underlying funds that invest in fixed income securities, including high yield securities. The Buying Fund may also invest a small portion of its assets in an underlying fund that provides increased exposure to forward currency contracts. Because the underlying funds may invest in foreign securities (including emerging markets securities) and in sectors of the market (including real estate), the Funds exposure to the risks associated with these investments may vary. Based on underlying fund allocations of the Funds, (i) the Buying Fund currently has modestly higher exposure to small and mid cap securities, and therefore presents increased exposure to the risks associated with these types of investments; and
(ii) the Selling Fund currently has higher exposure to high yield, foreign and real estate securities, and therefore presents increased exposure to the risks associated with these types of investments. The risks of the underlying funds are described in Exhibit G.

- ACTIVE MANAGEMENT/ALLOCATION RISK. The risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

PERFORMANCE

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

- how each Fund's performance has varied for each full calendar year shown in the bar chart; and

- how each Fund's average annual total returns compare to indexes shown in the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The first table shows total returns from hypothetical investments in Class A, Class B and Class C shares of Seligman Asset Allocation Moderate Growth Fund. The second table shows total returns from hypothetical investments in Class A, Class B and Class C shares of RiverSource Portfolio Builder Aggressive Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge of 5.75% for Class A shares;

- sales at the end of the period and deduction of the applicable CDSC for Class B and Class C shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

   SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND
                   (SELLING FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                             -10.69%   -23.43%   +32.96%   +12.79%   +8.32%    +16.00%   +10.18%   -44.98%

                              2001      2002      2003      2004      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +19.18% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -26.60% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.



   RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND
                   (BUYING FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +7.71%    +14.72%   +7.46%    -35.62%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +6.81% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -19.00% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                                                         SINCE
                                                                                       INCEPTION
                                                                1 YEAR  5 YEARS  (CLASSES A, B & C)(A)
SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (SELLING
FUND):
  Class A
    Return before taxes                                        -48.12%   -4.14%          -4.14%
    Return after taxes on distributions                        -49.33%   -4.92%          -4.75%
    Return after taxes on distributions and sale of Fund
    shares                                                     -29.71%   -3.46%          -3.45%
  Class B
    Return before taxes                                        -47.77%   -4.06%          -4.17%
  Class C
    Return before taxes                                        -45.87%   -3.74%          -4.24%
Dow Jones Moderately Aggressive Portfolio Index (Global
Series)(1),*                                                   -33.17%   +1.15%          +1.05%(b)
Lipper Fund of Funds (Affiliated) Average(2),*                 -30.85%   -0.76%          +0.01%(c)
Lipper Multi-Cap Core Funds Average(3),*                       -38.81%   -2.61%          -1.25%(c)



                                                                                     SINCE
                                                                                   INCEPTION
                                                                      1 YEAR  (CLASS A, B & C)(D)
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (BUYING FUND)
  Class A
     Return before taxes                                             -39.34%         -2.87%
     Return after taxes on distributions                             -39.76%         -4.14%
     Return after taxes on distributions and sale of Fund shares     -25.52%         -2.60%
    Class B
     Return before taxes                                             -39.32%         -2.75%
    Class C
     Return before taxes                                             -36.83%         -2.47%
Russell 3000 Index (reflects no deduction for fees, expenses or
taxes)(4),*                                                          -37.31%         -2.92%(e)
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction
for fees, expenses or taxes)(5),*                                     +5.24%         +4.44%(e)
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(6),*                                                          -43.06%         +1.35%(e)
Blended Index (reflects no deduction for fees, expenses or
taxes)(7),*                                                          -31.56%         -0.69%(e)


(a) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and Class C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and Class C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Fund's 12b-1 plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and Class C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows: Class B -- 2/18/00 and Class C -- 3/6/00.
(b) Measurement period started Dec. 31, 1999.
(c) Measurement period started Jan. 13, 2000.
(d) Inception date is March 4, 2004.
(e) Measurement period started March 4, 2004.
(1) The Dow Jones Moderately Aggressive Portfolio Index (Global Series) was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 80% of the current risk of an all equity stock portfolio. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components.
(2) The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager.
(3) The Lipper Multi-Cap Core Funds Average includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Lipper currently classifies the Fund as multi-cap core fund.
(4) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(5) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(6) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(7) The RiverSource Portfolio Builder Aggressive Fund compares its performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as to a Blended Index, consisting of 20% Barclays Capital U.S. Aggregate Bond Index, 56% Russell 3000 Index and 24% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 20% Barclays Capital U.S. Aggregate Bond Index, 64% Russell 3000 Index and 16% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.
 * The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of fees, taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

PROPOSAL 3. REORGANIZATION OF THE SELIGMAN ASSET ALLOCATION BALANCED FUND INTO RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND

COMPARISON OF INVESTMENT OBJECTIVES

Each Fund is organized as an asset allocation fund that is also a fund of funds (i.e., each Fund invests in certain underlying mutual funds to seek its investment objective). Seligman Asset Allocation Balanced Fund seeks capital appreciation and preservation of capital with current income and growth of income. RiverSource Portfolio Builder Moderate Aggressive Fund seeks the highest level of total return consistent with a moderate aggressive level of risk.

The investment objectives for the Funds are as follows:

          SELLING FUND: Seligman Asset Allocation Balanced Fund seeks capital appreciation and preservation of capital with current income and growth of income. The Selling Fund's investment objective is a fundamental policy of the Fund that may not be changed without a shareholder vote.

          BUYING FUND: RiverSource Portfolio Builder Moderate Aggressive Fund
                       seeks the highest level of total return that is consistent with a moderate aggressive level of risk. Because any investment involves risk, there is no assurance a Fund's objective can be achieved. Only shareholders can change the Fund's objective.

COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES

The Selling Fund seeks to achieve its investment objective by investing within a specified range in four broad asset class categories: domestic equity funds, global equity funds, real estate funds and fixed-income funds. The Buying Fund pursues a strategic asset allocation among three main asset classes: equity, fixed-income and cash to achieve its investment objective.

Detailed strategies for the Selling Fund and the Buying Fund are set forth below:


SELIGMAN ASSET ALLOCATION BALANCED FUND                       RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------------------------------
The Fund's investment strategy is to invest in medium- and    The Fund invests primarily in equity securities and also
large-capitalization and dividend-producing domestic and      invests a moderate amount in fixed-income securities and may
international equity securities supplemented by a larger      be most appropriate for investors with an intermediate-to-
allocation to real estate securities, as well as domestic     long term investment horizon.
fixed-income securities and cash and cash equivalents.
                                                              The Fund is a fund of funds and seeks to achieve its
The Fund seeks to achieve its investment objective(s)         objective by investing in a combination of underlying funds
primarily by investing its assets in the Class A shares of    for which RiverSource Investments or an affiliate acts as
certain underlying funds (see Exhibit E for the table         investment manager or principal underwriter. RiverSource
showing the allocation targets and allocation ranges in the   Investments is the investment manager for the Fund. By
underlying funds). The Fund is managed as an asset            investing in several different underlying funds, the Fund
allocation-type mutual fund with target allocations and       seeks to minimize the risks inherent in investing in a
ranges for its investments in the underlying funds. These     single fund.
target allocations and ranges are based on two asset
allocation strategies developed by the Fund's former          The Fund's recommended portfolio is created by RiverSource
investment manager: Seligman Time Horizon Matrix and          Investments using the following allocation process.
Seligman Harvester.
                                                              ASSET CLASSES: The Capital Markets Committee, a group of
The underlying funds are grouped into four broad asset class  RiverSource Investments investment professionals, provides categories: domestic equity funds, global equity funds, real  initial guidance with respect to strategic asset allocation estate funds and fixed-income funds. Within each asset class  among the three main asset classes; equity, fixed-income,
category, the listing of the underlying funds begins with     and cash. The Asset Allocation Committee, comprised of three
the more aggressively managed and concludes with the more     members of the portfolio management team, next determines
conservatively managed.                                       what percentage of the Fund's assets should be invested in these three asset classes. They also determine the
Under normal market conditions, the investment manager will   allocation, if any, to alternative investment strategies.
allocate the Fund's assets according to the allocation
ranges described in Exhibit E and summarized in the           The mix of asset classes provides the first level of
following table.                                              diversification for the Fund. Under normal market
                                                      FIXED   conditions, the following table shows the ranges within
                     DOMESTIC  GLOBAL       REAL      INCOME  which the Asset Allocation Committee will make
                      EQUITY     EQUITY    ESTATE     /CASH   recommendations. Market appreciation or depreciation may
                      FUNDS       FUNDS     FUNDS     FUNDS   cause the Fund to be outside the ranges.
------------------------------------------------------------                                                       ALT
Seligman Asset                                                                                   FIXED-         INVESTMENT
Allocation Balanced Fund 37-53%    8-12%    12-18%    24-36%                           EQUITY*   INCOME*  CASH*  STRATEGY*
                                                              ------------------------------------------------------------
The investment manager will attempt to use cash in-flows and  RiverSource Portfolio Builder
out-flows from the purchase and sale, respectively, of the    Moderate Aggressive Fund  60-70%    30-40%    0-5%    0-5%
Fund's shares to approximately remain within the allocation
ranges. On a semi-annual basis, the investment manager will   The next step in the process is to determine allocation
re-allocate the Fund's assets to its current targets if the   among investment categories within each asset class. This
allocations on the semiannual re-allocation date are outside  process provides the second level of diversification. Equity
the allocation ranges. (The Fund may hold a portion of its    and fixed-income investment categories follow:
assets in cash or cash equivalents for various reasons,
including, in order to meet redemptions, because it has not   - Within the equity allocation, the Asset Allocation
yet invested the proceeds from the sale of Fund shares or       Committee seeks to diversify by style (growth, value and
for other cash management purposes. These cash and cash         core/blend), market capitalization (large, mid and small
equivalents are not included in the Fund's assets for           cap), and geographic location (both domestic and
purposes of determining the allocations among the underlying    international). The equity allocation may also include
funds.)                                                         exposure to real estate securities.


-----------------------------------------------------------------------------------------

SELIGMAN ASSET ALLOCATION BALANCED FUND                       RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
--------------------------------------------------------------------------------------------------------------------------
The Fund may change the allocation targets and ranges for     - Within the fixed-income allocation, the Asset Allocation
each underlying fund at any time if the investment manager      Committee seeks to diversify by including varying levels
believes that doing so will better enable the Fund to pursue    of interest rate, term, duration and credit exposure.
its investment objective(s). The Fund may also change the
underlying funds to which it will allocate its assets         UNDERLYING FUNDS: The Fund Selection Committee, comprised of
depending on the investment manager's outlook on the          the full portfolio management team, then selects the
economy, financial markets in general and factors related to  underlying funds to represent each investment category. The
the asset classes corresponding to the underlying funds.      selection process provides the third level of
                                                              diversification within both equity and fixed-income
The Fund may also invest a portion of its net assets in U.S.  allocations. The selection of underlying funds is based
government securities or high-quality, short-term debt        primarily on the Fund Selection Committee's assessment of
instruments. However, in order to maintain liquidity, to      what mix of general risk and return characteristics will
meet shareholder redemptions, or to respond to adverse        meet the Fund's goal. When selecting underlying funds, the
market, economic, political or other conditions, the Fund     Fund Selection Committee considers historical performance,
may invest up to 100% of its assets in cash or cash           risk/return characteristics, and manager tenure. The
equivalents. When the Fund's assets are invested in such      following section shows which underlying funds are within
investments, the Fund may not be achieving its investment     each asset class.
objective.
                                                              ASSET CLASS
The Fund may purchase or sell shares of the underlying        The Fund may invest in any underlying fund available within
funds, U.S. government securities and high quality, short-    the category. The Fund's allocation to certain underlying
term debt instruments to:(a) accommodate purchases and sales  funds may result in exposure to investments that may pose
of its shares;(b) adjust the percentages of its assets        increased risk, including, for example, risks associated
invested in each of the underlying funds, U.S. government     with securities issued by smaller capitalization companies,
securities and high quality, short-term debt instruments in   securities issued by companies located in emerging markets, response to economic, market or other conditions, as well as  and non-investment grade floating rate loans and bonds
changes in Seligman Time Horizon Matrix (a multidiscipline    (commonly referred to as "high yield" securities or "junk").
strategy designed for investors seeking to manage market
risk and build wealth over time -- for more information, see  The Fund Selection Committee monitors the underlying fund
the Fund's prospectus); and(c) modify the allocation of its   selections to ensure that they meet the asset class and
assets among the underlying funds, U.S. government            investment category allocations over time. The Committee may
securities and high-quality, short term debt instruments      periodically reallocate the Fund's investments in the
toward the asset allocation ranges and targets specified in   underlying funds to bring the Fund back within its target
Exhibit E.                                                    range. RiverSource Investments, without seeking approval
                                                              from shareholders, may modify the underlying fund
As described above, under normal conditions, the investment   allocations or, subject to approval of the Fund's Board, may
manager intends periodically to reallocate the Fund's         modify the range of asset class allocations.
investments in the underlying funds if the Fund's actual
allocation is outside its current asset allocation ranges on  The Fund may sell underlying funds in order to accommodate the reallocation date. This process may generate net capital  redemptions of the Fund's shares, to change the percentage gains (including short-term capital gains that are generally  of its assets invested in certain underlying funds in
taxed to investors at ordinary income tax rates) to           response to economic or market conditions, and to maintain
investors in the Fund. The investment manager will seek to    or modify the proportion of its assets among the various
minimize the realization of net capital gains by allocating   asset classes. RiverSource Investments seeks to minimize the
both positive and negative cash flows (realized from          impact of the Funds' purchases and redemptions of shares of
purchases and sales of Fund shares) in a manner that          the underlying funds by implementing them over a reasonable
periodically moves the actual positions in the underlying     timeframe.
funds toward the asset allocation ranges and targets
described above. However, the reallocation process may
generate net capital gains for investors that are higher
than the net capital gains ordinarily incurred by an
investor through an asset allocation strategy that has
broader investment ranges or an asset allocation strategy
designed by the investor.

The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to the underlying fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Investors in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the underlying funds that result in realization of ordinary income or taxable gains
(including short term capital gains, which are generally taxed to shareholders at ordinary income tax rates)

--------------------------------------------------------------------------------------------------------------------------


* For a list of the underlying funds comprising each investment category of the Buying Fund, please refer to the list provided under Proposal 1(a) and 1(b).

The investment objectives and strategies for the underlying funds of the Buying Fund (RiverSource Portfolio Builder Moderate Aggressive Fund) are also relevant and are summarized in Exhibit F.

COMPARISON OF FUNDAMENTAL POLICIES

If the Reorganization occurs, the combined fund will be subject to the fundamental investment policies of the Buying Fund. RiverSource Investments does not believe that the differences between the fundamental investment policies of the Funds result in any material difference in the way the Funds have been managed or in the way the combined Fund will be managed.

For purposes of this discussion, a "fundamental" investment policy is one that may not be changed without a shareholder vote. The Funds' fundamental investment policies are set forth below:


                                                                           RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE
POLICY                SELIGMAN ASSET ALLOCATION BALANCED FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------
UNDERWRITING          The Fund may not underwrite securities of other      The Fund may not act as an underwriter (sell
                      issuers except insofar as the Fund technically may   securities for others).  However, under the
                      be deemed an underwriter under the 1933 Act in       securities laws, the fund may be deemed to be an
                      selling portfolio securities.                        underwriter when it purchases securities directly
                                                                           from the issuer and later resells them.

-----------------------------------------------------------------------------------------------------------------------------
LENDING               The Fund may not make loans, except that the         The Fund may not lend securities or participate in
                      acquisition of bonds, debentures or other            an interfund lending program if the total of all
                      corporate debt securities and investment in          such loans would exceed 33 1/3% of the fund's
                      government obligations, commercial paper, pass-      total assets except this fundamental investment
                      through instruments, certificates of deposit,        policy shall not prohibit the fund from purchasing
                      bankers acceptances, repurchase agreements or any    money market securities, loans, loan participation
                      similar instruments shall not be deemed to be the    or other debt securities, or from entering into
                      making of a loan, and except further that the Fund   repurchase agreements. For funds-of-
                      may lend its portfolio securities, provided that     funds -- equity, under current Board policy, the
                      the lending of portfolio securities may be made      Fund has no current intention to lend to a
                      only in accordance with applicable law and the       material extent.
                      guidelines set forth in the Prospectus and the
                      Statement of Additional Information, as they may
                      be amended from time to time; and except that the
                      Fund may lend cash to any other Seligman-branded
                      mutual fund (or series thereof) to the extent
                      permitted by any order that may be obtained from
                      the SEC relating to borrowing and lending among
                      Seligman-branded mutual funds.

-----------------------------------------------------------------------------------------------------------------------------
BORROWING MONEY       The Fund may not borrow money, except that the       The Fund may not borrow money, except for
                      Fund may (i) borrow from banks (as defined in the    temporary purposes (not for leveraging or
                      1940 Act) in amounts up to 33 1/3% of its total      investment) in an amount not exceeding 33 1/3% of
                      assets (including the amount borrowed), (ii)         its total assets (including the amount borrowed)
                      borrow up to an additional 5% of its total assets    less liabilities (other than borrowings)
                      for temporary purposes (iii) obtain such short-      immediately after the borrowings. For funds-of-
                      term credit as may be necessary for the clearance    funds -- equity, under current Board policy, the
                      of purchases and sales of portfolio securities,      Fund has no current intention to borrow to a
                      (iv) purchase securities on margin to the extent     material extent.
                      permitted by applicable law and (v) borrow cash
                      from any other Seligman-branded mutual fund (or
                      series thereof) to the extent permitted by any
                      order that may be obtained from the SEC relating
                      to borrowing and lending among Seligman-branded
                      mutual funds.

                      The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and the Statement of Additional
                      Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

-----------------------------------------------------------------------------------------------------------------------------
ISSUING SENIOR        The Fund will not issue senior securities to the     The Fund may not issue senior securities, except
SECURITIES            extent such issuance would violate applicable law.   as permitted under the 1940 Act, the rules and
                                                                           regulations thereunder and any applicable
                                                                           exemptive relief.

-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE           The Fund may not purchase or sell real estate,       The Fund will not buy or sell real estate, unless
                      except that the Fund may invest in securities        acquired as a result of ownership of securities or
                      directly or indirectly secured by real estate or     other instruments, except this shall not prevent
                      interests therein or issued by companies which       the Fund from investing in securities or other
                      invest in real estate or interests therein.          instruments backed by real estate or securities of
                                                                           companies engaged in the real estate business or
                                                                           real estate investment trusts. For purposes of
                                                                           this policy, real estate includes real estate
                                                                           limited partnerships.

-----------------------------------------------------------------------------------------------------------------------------

                                                                           RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE
POLICY                SELIGMAN ASSET ALLOCATION BALANCED FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------
COMMODITIES           The Fund may not purchase or sell commodities or     The Fund will not buy or sell physical commodities
                      contracts on commodities, except to the extent the   unless acquired as a result of ownership of
                      Fund may do so in accordance with applicable law     securities or other instruments, except this shall
                      and the Prospectuses and the Statement of            not prevent the Fund from buying or selling
                      Additional Information, as they may be amended       options and futures contracts or from investing in
                      from time to time, and without registering as a      securities or other instruments backed by, or
                      commodity pool operator under the Commodity          whose value is derived from, physical commodities.
                      Exchange Act.

-----------------------------------------------------------------------------------------------------------------------------
INDUSTRY              The Fund may not invest more than 25% of its         The Fund will not concentrate in any one industry.
CONCENTRATION         assets, taken at market value, in the securities     According to the present interpretation by the
                      of issuers in any particular industry (excluding     SEC, this means that up to 25% of the Fund's total
                      the U.S. government and its agencies and             assets, based on current market value at time of
                      instrumentalities).                                  purchase, can be invested in any one industry. The
                                                                           Fund itself does not intend to concentrate,
                                                                           however, the aggregation of holdings of the
                                                                           underlying funds may result in the Fund indirectly
                                                                           investing more than 25% of its assets in a
                                                                           particular industry. The Fund does not control the
                                                                           investments of the underlying funds and any
                                                                           indirect concentration will occur only as a result
                                                                           of the Fund following its investment objectives by
                                                                           investing in the underlying funds.

-----------------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION       The Fund may not make any investment inconsistent    The Fund may not purchase securities (except
                      with the Fund's classification as a diversified      securities issued or guaranteed by the U.S.
                      company under the 1940 Act.                          government, its agencies or instrumentalities) of
                                                                           any one issuer if, as a result, more than 5% of
                                                                           its total assets will be invested in the
                                                                           securities of such issuer or it would own more
                                                                           than 10% of the voting securities of such issuer,
                                                                           except that: (a) up to 25% of its total assets may
                                                                           be invested without regard to these limitations
                                                                           and (b) a fund's assets may be invested in the
                                                                           securities of one or more management investment
                                                                           companies to the extent permitted by the 1940 Act,
                                                                           the rules and regulations thereunder, or any
                                                                           applicable exemptive relief.

-----------------------------------------------------------------------------------------------------------------------------
INVESTMENTS SECURING  The Fund may not make investments for the purpose    No fundamental policy.
CONTROL OVER          of exercising control or management.
MANAGEMENT

-----------------------------------------------------------------------------------------------------------------------------


COMPARISON OF NONFUNDAMENTAL POLICIES AND RELATED INVESTMENT STRATEGIES

If the Reorganization occurs, the combined Fund will be subject to the nonfundamental investment policies of the Buying Fund. RiverSource Investments does not believe that the differences between the nonfundamental policies of the Funds result in any material differences in the way the Funds have been managed or in the way the combined Fund will be managed.

The following highlights the differences in the Funds' nonfundamental policies and related investment strategies (policies that may be changed without a shareholder vote):

                                                                           RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE
POLICY                SELIGMAN ASSET ALLOCATION BALANCED FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES   The Fund cannot invest directly in illiquid          No more than 15% of the Fund's net assets will be
                      securities.  The Fund can only invest in             held in securities and other instruments that are
                      underlying funds, U.S. government securities and     illiquid.
                      high-quality short term debt.
-----------------------------------------------------------------------------------------------------------------------------


COMPARISON OF PRINCIPAL RISK FACTORS

Although the Funds describe them differently, the principal investment risks associated with the Buying Fund and the Selling Fund are similar because the Funds have similar investment objectives and principal investment strategies. Because the Funds operate as "funds-of-funds," they generally provide broader diversification to the market than funds that invest directly in securities. The Funds are exposed to the market through investment in underlying funds that are categorized in similar asset classes, although their exposure to these asset classes may differ. Because the Funds gain exposure to the market through investment in other funds, the actual risks of investing in each Fund depend on the percent of assets allocated to the underlying funds, securities held in the underlying funds, and on market conditions, each of which change over time. The active management or allocation risk associated with investing in each Fund is described below.

Each Fund allocates its assets to underlying funds that invest either in equity securities, including small and mid cap securities, or fixed income securities, including high yield securities. The Buying Fund may also invest a small portion of its asset in an underlying fund that provides increased exposure to forward currency contracts. Because the underlying funds may invest in foreign securities (including emerging markets securities) and in sectors of the market (including real estate), the Funds exposure to the risks associated with these investments may vary. Based on underlying fund allocations of the Funds, (i) the Buying Fund currently has modestly higher exposure to foreign securities, and therefore presents increased exposure to the risks associated with these types of investments; and (ii) the Selling Fund currently has higher exposure to high yield and real estate securities, and therefore presents increased exposure to the risks associated with these types of investments. The risks of the underlying funds are described in Exhibit G.

- ACTIVE MANAGEMENT/ALLOCATION RISK. The risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

PERFORMANCE

The following bar charts and tables provide some illustration of the risks of investing in the Funds by showing, respectively:

- how each Fund's performance has varied for each full calendar year shown in the bar chart; and

- how each Fund's average annual total returns compare to indexes shown in the table.

Both the bar chart and the table assume that all distributions have been reinvested. The performance of different classes varies because of differences in sales charges and other fees and expenses. How a Fund has performed in the past (before and after taxes) does not indicate how the Fund will perform in the future. Performance reflects any fee waivers/expense caps in effect for the periods reported. In the absence of such fee waivers/expense caps, performance would have been lower.

Bar Charts. Class A share information is shown in the bar charts; the sales charge for Class A shares is not reflected in the bar charts.

Tables. The first table shows total returns from hypothetical investments in Class A, Class B and Class C shares of Seligman Asset Allocation Balanced Fund. The second table shows total returns from hypothetical investments in Class A, Class B and Class C shares of RiverSource Portfolio Builder Moderate Aggressive Fund. These returns are compared to the indexes shown for the same periods. For purposes of the performance calculation in the table we assumed:

- the maximum sales charge of 5.75% for Class A shares;

- sales at the end of the period and deduction of the applicable CDSC for Class B and Class C shares; and

- with the exception of Class A shares, no adjustments for taxes paid by an investor on the reinvested income and capital gains.

AFTER-TAX RETURNS

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The return after taxes on distributions for a period may be the same as the return before taxes for the same period if there were no distributions or if the distributions were small. The return after taxes on distributions and sale of Fund shares for a period may be greater than the return before taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

  SELIGMAN ASSET ALLOCATION BALANCED FUND (SELLING
                       FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                             -14.64%   -16.54%   +21.44%   +9.90%    +4.53%    +13.09%   +3.51%    -36.01%

                              2001      2002      2003      2004      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +10.66% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -22.86% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.



 RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE
                 FUND (BUYING FUND)
             CLASS A SHARE PERFORMANCE
             (BASED ON CALENDAR YEARS)

                    (BAR CHART)


                                                                     +6.36%    +12.76%   +7.41%    -29.97%

                                                                      2005      2006      2007      2008




During the periods shown in the bar chart, the highest return for a calendar quarter was +5.82% (quarter ended Dec. 31, 2006) and the lowest return for a calendar quarter was -15.69% (quarter ended Dec. 31, 2008).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

 AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                                                         SINCE
                                                                                       INCEPTION
                                                                1 YEAR  5 YEARS  (CLASSES A, B & C)(A)
SELIGMAN ASSET ALLOCATION BALANCED FUND (SELLING FUND):
  Class A
    Return before taxes                                        -39.65%   -4.09%          -4.41%
    Return after taxes on distributions                        -40.45%   -4.91%          -5.37%
    Return after taxes on distributions and sale of Fund
    shares                                                     -25.16%   -3.68%          -4.02%
  Class B
    Return before taxes                                        -39.53%   -4.03%          -4.43%
  Class C
    Return before taxes                                        -37.12%   -3.69%          -4.52%
Dow Jones Moderate Portfolio Index (Global Series)(1),*        -24.75%   +2.00%          +2.46%(b)

  AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DEC. 31, 2008)


                                                                                         SINCE
                                                                                       INCEPTION
                                                                1 YEAR  5 YEARS  (CLASSES A, B & C)(A)
Lipper Fund of Funds (Affiliated) Average(2),*                 -30.85%   -0.76%          +0.01%(c)
Lipper Mixed-Asset Target Allocation Moderate Funds
Average(3),*                                                   -25.38%   -0.36%          +0.41%(c)
                                                                                         SINCE
                                                                                       INCEPTION
                                                                         1 YEAR  (CLASSES A, B & C)(D)
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
(BUYING FUND):
  Class A
    Return before taxes                                                 -34.00%          -1.80%
    Return after taxes on distributions                                 -34.63%          -3.13%
    Return after taxes on distributions and sale of Fund
    shares                                                              -22.02%          -1.85%
  Class B
    Return before taxes                                                 -33.85%          -1.65%
  Class C
    Return before taxes                                                 -31.13%          -1.33%
Russell 3000 Index (reflects no deduction for fees, expenses
or taxes)(4),*                                                          -37.31%          -2.92%(e)
Barclays Capital U.S. Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)(5),*                              +5.24%          +4.44%(e)
MSCI EAFE Index (reflects no deduction for fees, expenses or
taxes)(6),*                                                             -43.06%          +1.35%(e)
Blended Index (reflects no deduction for fees, expenses or
taxes)(7),*                                                             -25.51%          +0.37%(e)


(a) Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and Class C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and Class C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Fund's 12b-1 plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and Class C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows: Class B -- 2/17/00 and Class C -- 1/18/00.
(b) Measurement period started Dec. 31, 1999.
(c) Measurement period started Jan. 13, 2000.
(d) Inception date is March 4, 2004.
(e) Measurement period started March 4, 2004.
(1) The Dow Jones Moderate Portfolio Index (Global Series) was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 60% of the current risk of an all equity stock portfolio. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components.
(2) The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager.
(3) The Lipper Mixed-Asset Target Allocation Moderate Funds Average includes funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents.
(4) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(5) The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers Aggregate Bond Index), an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(6) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(7) The RiverSource Portfolio Builder Moderate Aggressive Fund compares its performance to the Russell 3000 Index and the Barclays Capital U.S. Aggregate Bond Index, as well as to a Blended Index, consisting of 35% Barclays Capital U.S. Aggregate Bond Index, 46% Russell 3000 Index and 19% MSCI EAFE Index. Prior to April 1, 2007, the Blended Index consisted of 35% Barclays Capital U.S. Aggregate Bond Index, 52% Russell 3000 Index and 13% MSCI EAFE Index. The MSCI EAFE Index is shown in the table because it is a separate component of the Blended Index.
 * The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of fees, taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

ADDITIONAL INFORMATION ABOUT EACH REORGANIZATION

TERMS OF THE REORGANIZATIONS

The Board has approved the Agreement, the form of which is attached as Exhibit
A. The Agreement provides for Reorganizations on the following terms:

- Each Reorganization is expected to occur before the end of the third quarter of 2009, pending shareholder approval, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following shareholder approval, each Reorganization may happen at any time agreed to by the applicable Selling Fund and the Buying Fund.

- Each Selling Fund will transfer all of its assets to the Buying Fund and, in exchange, the Buying Fund will assume all the Selling Fund's liabilities and will issue to the Selling Fund, as applicable, Class A, Class B, and/or Class C shares with an aggregate net asset value on the business day immediately preceding the closing of the Reorganization equal to the value of the assets that it receives from the Selling Fund, less the liabilities assumed by the corresponding Buying Fund in the transaction. The Reorganization Shares will immediately be distributed to the Selling Fund shareholders in proportion to their holdings of shares of the Selling Fund. As a result, shareholders of the Selling Fund will become, as applicable, Class A, Class B and/or Class C shareholders of the Buying Fund.

- No Selling Fund and no shareholders of any Selling Fund will pay any sales charge in connection with its Reorganization.

- The net asset value of each Selling Fund and the Buying Fund will be computed as of 3:00 p.m., Central time, or close of business, on the business day immediately preceding the closing date of the applicable Reorganization.

- After its Reorganization, each Selling Fund will be dissolved.

CONDITIONS TO CLOSING EACH REORGANIZATION

The completion of each Reorganization is subject to certain conditions described in the Agreement, including:

- The Selling Fund will have declared and paid a dividend that will distribute all of the Selling Fund's net investment income and net capital gains, if any, to the shareholders of the Selling Fund for the taxable years ending on or prior to the closing date of the Reorganization.

- The Funds will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

- A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and declared effective.

- The shareholders of the Selling Fund will have approved the Agreement.

- The Selling Fund will have received an opinion of tax counsel to the effect that, although not entirely free from doubt, the shareholders of the Selling Fund will not recognize gain or loss for federal income tax purposes upon the exchange of their Selling Fund shares for the corresponding Buying Fund shares in connection with the Reorganization.

TERMINATION OF THE AGREEMENT

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to any Reorganization by resolution of the Board at any time prior to the closing date thereof. In the event of a termination, RiverSource Investments will bear all costs associated with the Reorganization.

TAX STATUS OF THE REORGANIZATIONS

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of each Reorganization, each Selling Fund and Buying Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

- The transfer of the Selling Fund's assets to the Buying Fund in exchange for Class A, Class B and/or Class C shares, as applicable, of the Buying Fund and the assumption by the Buying Fund of the Selling Fund's liabilities, followed by the distribution of those Class A, Class B and/or Class C shares, as applicable, to the Selling Fund's shareholders and the termination of the Selling Fund, will be a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Selling Fund and the Buying Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

- Under Section 361 of the Code, no gain or loss will be recognized by the Selling Fund upon the transfer of all of its assets to the Buying Fund or on the distribution by the Selling Fund of Class A, Class B and/or Class C shares, as applicable, of the Buying Fund to Selling Fund shareholders in liquidation.

- Under Section 354 of the Code, the shareholders of the Selling Fund will not recognize gain or loss upon the exchange of their Class A, Class B and/or Class C shares, as applicable, of the Selling Fund solely for Class A, Class B and/or Class C shares, as applicable, of the Buying Fund as part of the Reorganization.

- Under Section 358 of the Code, the aggregate tax basis of the Class A, Class B and/or Class C shares, as applicable, of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Class A, Class B and/or Class C shares, as applicable, of the Selling Fund exchanged therefor.

- Under Section 1223(1) of the Code, the holding period for the Class A, Class B and/or Class C shares, as applicable, of the Buying Fund that a Selling Fund shareholder receives in the Reorganization will include the period for which he or she held the Class A, Class B and/or Class C shares, as applicable, of the Selling Fund exchanged therefor, provided that on the date of the exchange he or she held such Selling Fund shares as capital assets.

- Under Section 1032 of the Code, no gain or loss will be recognized by the Buying Fund upon the receipt of the Selling Fund's assets solely in exchange for the issuance of the Buying Fund's Class A, Class B and/or Class C shares, as applicable, to the Selling Fund and the assumption of all of the Selling Fund's liabilities by the Buying Fund.

- Under Section 362(b) of the Code, the Buying Fund's tax basis in the assets that the Buying Fund received from the Selling Fund will be the same as the Selling Fund's tax basis in those assets immediately prior to the transfer.

- Under Section 1223(2) of the Code, the Buying Fund's holding periods in the assets received from the Selling Fund will include the Selling Fund's holding periods in such assets.

- The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of a Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by the officers of the Selling Fund and the Buying Fund and will also be based on customary assumptions. With respect to the Reorganizations in which Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund and Seligman Asset Allocation Balanced Fund are the Selling Funds, the opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the "IRS") could disagree with Ropes & Gray LLP's opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If a Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Selling Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Selling Fund shares and the fair market value of the shares of the Buying Fund he or she received. Shareholders of a Selling Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

A portion or all of the portfolio assets of a Selling Fund may be sold in connection with its Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Selling Fund's tax basis in such assets. Any net capital gains recognized in these sales will be distributed to Selling Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Because each Reorganization will end the tax year of the applicable Selling Fund, it will accelerate distributions to shareholders from the Selling Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the Reorganization.

Prior to the closing of each Reorganization, the Selling Fund will, and the Buying Fund may, declare a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

A Fund's ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Second, one Fund's pre-acquisition losses cannot be used to offset unrealized gains in another Fund that are "built in" at the time of the Reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Third, a Selling Fund's loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Buying Fund for the taxable year of the Reorganization that is equal to the portion of the Buying Fund's taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had a Reorganization not occurred.

In addition, the combined Fund resulting from each Reorganization will have tax attributes that reflect a blending of the tax attributes of the two Funds at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of the Selling Fund will in each case receive a proportionate share of any "built-in" (unrealized) gains in the Buying Fund's assets (and, in the case where the Buying Fund is RiverSource Portfolio Builder Total Equity Fund, the other Selling Fund's assets), as well as any taxable gains realized by the Buying Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Buying Fund. As a result, shareholders of a Selling Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. And any pre-acquisition losses of the Selling Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Selling Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of its Reorganization and thus cannot be calculated precisely prior to the Reorganization.

The realized and unrealized gains and losses of each Fund at the time of its Reorganization will determine the extent to which the combining Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. The following paragraphs provide a brief summary of the tax impact of each Reorganization had it occurred on October 31, 2008. As noted above, the tax impact of a Reorganization depends on each Fund's relative tax situation at the time of the Reorganization , which situation will be different than the tax situation on October 31, 2008, and cannot be calculated precisely prior to the Reorganization. Due to the substantial volatility in the marketplace and the activities of the Funds, the actual tax impacts of the Reorganizations could differ substantially from those described below.

Proposals 1(a) and 1(b). Reorganization of each of Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund into RiverSource Portfolio Builder Total Equity Fund. As of October 31, 2008, Seligman Asset Allocation Aggressive Growth Fund (a Selling Fund) had no capital loss carryforwards and had net realized gains equal to approximately 1.5% of net assets and unrealized losses equal to approximately 46.1% of net assets. Seligman Asset Allocation Growth Fund (a Selling Fund) also had no capital loss carryforwards and had net realized gains equal to approximately 5.1% of net assets and unrealized losses equal to approximately 53.3% of net assets. RiverSource Portfolio Builder Total Equity Fund (Buying Fund) had no capital loss carryforwards but had net realized losses equal to approximately 2.0% of net assets and unrealized losses equal to approximately 55.5% of net assets. If both Reorganizations had occurred on October 31, 2008, shareholders of the Selling Funds might have benefited from the use of Buying Fund's losses to offset gains of the combined Fund. However, to the extent the Selling Funds realize their unrealized losses, such losses will be subject to the loss limitation rules and might cause the shareholders of the Selling Funds to experience a greater tax cost than if the Reorganization had not occurred.

Proposal 2. Reorganization of each of Seligman Asset Allocation Moderate Growth Fund into RiverSource Portfolio Builder Aggressive Fund. As of October 31, 2008, neither Seligman Asset Allocation Moderate Growth Fund (Selling Fund) nor RiverSource Portfolio Builder Aggressive Fund (Buying Fund) had capital loss carryforwards. Selling Fund had net realized gain equal to approximately 3.8% of net assets and unrealized losses equal to approximately 50.0% of net assets, while Buying Fund had net realized losses equal to approximately 1.5% of net assets and unrealized losses equal to approximately 46.5% of net assets. If the Reorganization had occurred on October 31, 2008, Selling Fund shareholders might have benefited from the use of Buying Fund's losses to offset gains of the combined Fund. However, to the extent Selling Fund realizes its unrealized losses, such losses will be subject to the loss limitation rules and might cause Selling Fund shareholders to experience a greater tax cost than if the Reorganization had not occurred.

Proposal 3. Reorganization of each of Seligman Asset Allocation Balanced Fund into RiverSource Portfolio Builder Moderate Aggressive Fund. As of October 31, 2008, neither Seligman Asset Allocation Balanced Fund (Selling Fund) nor RiverSource Portfolio Builder Moderate Aggressive Fund (Buying Fund) had capital loss carryforwards. Selling Fund had net realized losses equal to approximately 7.0% of net assets and unrealized losses equal to approximately 38.4% of net assets, while

Buying Fund had net realized losses equal to approximately 0.9% of net assets and unrealized losses equal to approximately 38.4% of net assets. If the Reorganization had occurred on October 31, 2008, the loss limitation rules would not have affected the combined Fund's ability to use Selling Fund losses to offset gains recognized by the combined Fund. Selling Fund's losses would thus have been available to reduce subsequent capital gain distributions to shareholders of the combined Fund, spreading the tax benefit of such losses over a larger group of shareholders than if the Reorganization had not occurred. To the extent Selling Fund realizes its unrealized losses, such losses will be subject to the loss limitation rules and might cause Selling Fund shareholders and might cause Selling Fund shareholders to experience a greater tax cost relative to the tax cost described in the previous sentence.

The tax principles described above are not expected to change. However, their application and, at a minimum, the specific percentages noted above will change prior to each Reorganization because of market developments and the substantial volatility in the marketplace, any pre-Reorganization realignments or other sales of portfolio securities that might occur or that already have occurred, and shareholder activity in the Funds, among other changes.

Shareholders of a Selling Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganizations, shareholders of a Selling Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganizations.

REASONS FOR THE PROPOSED REORGANIZATIONS AND BOARD DELIBERATIONS

The Board believes that each proposed Reorganization will be advantageous to Selling Fund and Buying Fund shareholders based on its consideration of the following matters:

- TERMS AND CONDITIONS OF THE REORGANIZATION. The Board considered the terms and conditions of each Reorganization as described in the previous paragraphs.

- TAX CONSEQUENCES. The Board considered the tax-free nature of each Reorganization. The Board also considered the relative tax situations of each Fund and the resulting tax impact of the Reorganization to Selling Fund shareholders, and believes that the benefits of each Reorganization should outweigh any resulting tax cost to shareholders.

- CONTINUITY OF INVESTMENT. The Board took into account the fact that each Selling Fund and the corresponding Buying Fund have somewhat similar investment objectives and, except as noted below, similar investment strategies. In particular, for each Reorganization:

 Proposal 1(a) and 1(b). Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund into RiverSource Portfolio Builder Total Equity Fund: The Board considered that each Fund is organized as an asset allocation, fund-of-funds. The Board considered the identical investment objectives of Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund of seeking long-term capital appreciation and the similarity of that investment objective to that of RiverSource Portfolio Builder Total Equity Fund's investment objective of seeking the highest level of total return consistent with a very aggressive level of risk. The Board considered that Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund are oriented towards investing in domestic and international equity securities, including emerging markets, while RiverSource Portfolio Builder Total Equity Fund pursues a strategic asset allocation among three main asset classes: equity, fixed-income and cash to achieve its investment objective though its allocation is overwhelmingly weighted towards equity (95-100%).

 Proposal 2. Seligman Asset Allocation Moderate Growth Fund into RiverSource Portfolio Builder Aggressive Fund: The Board considered that each Fund is organized as an asset allocation, fund-of-funds. The Board considered that Seligman Asset Allocation Moderate Growth Fund seeks capital appreciation, while RiverSource Portfolio Builder Aggressive Fund seeks high total return consistent with an aggressive level of risk. The Board also considered that Seligman Asset Allocation Moderate Growth Fund is oriented towards investing in domestic and international equity securities as well as real estate securities and domestic fixed-income securities, while RiverSource Portfolio Builder Aggressive Fund pursues a strategic asset allocation among three main asset classes: equity, fixed-income and cash to achieve its investment objective though its allocation is overwhelmingly weighted towards equity. The Board further considered that, despite the Selling Fund having "moderate" in its name and the Buying Fund have "aggressive" in its name, both Funds have similar levels of equity exposure.

 Proposal 3. Seligman Asset Allocation Balanced Fund into RiverSource Portfolio Builder Moderate Aggressive Fund: The Board considered that each Fund is organized as an asset allocation, fund-of-funds. The Board considered that Seligman Asset Allocation Balanced Fund seeks capital appreciation and preservation of capital with current income and growth of income, while RiverSource Portfolio Builder Moderate Aggressive Fund seeks high total return consistent with a moderate aggressive level of risk. The Board also considered that Seligman Asset Allocation Balanced Fund seeks to achieve its investment objective by investing within a specified range in four broad asset class categories: domestic equity funds, global equity funds, real estate funds and fixed-income funds, while RiverSource Portfolio Builder Moderate Aggressive Fund pursues a strategic asset allocation among three main asset classes: equity, fixed-income and cash to achieve its investment objective though its allocation is primarily weighted towards equity.

- EXPENSE RATIOS. The Board considered the relative expenses of the Funds, noting, in particular, that each of the Selling Funds had a 0.10% management fee and was structured to invest in Class A shares of underlying funds, and that each of the Buying Funds had no management fee and was structured to invest in Class I shares (lower fee expense class than Class A shares) of the underlying funds. The Board determined to focus on the combination of direct and indirect expenses when comparing the relative expenses of the Funds. Specifically, the Board considered that the net expense ratio (reflecting any fee waiver or expense reimbursement because of voluntary or contractual expense caps) for each Selling Fund's Class A, Class B, and Class C shares was significantly higher than the net expense ratio for the respective Buying Fund's Class A, Class B, and Class C, shares. The Board determined that there would be a significant decrease in expense ratio for each share class of each Selling Fund as a result of its respective Reorganization, but noted that the level of the reduction would vary by share class. In particular, for each Reorganization (unless otherwise specified), expense impacts are with respect to a Fund's Class A shares were considered as follows:

 Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund into RiverSource Portfolio Builder Total Equity Fund: The Board considered that, as a result of the relevant Reorganization, the combined direct and indirect expenses of each of Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund would decline by approximately 0.88% on a net expense basis (based on current commitments of the investment manager and its affiliates to waive fees and cap expenses).

 Seligman Asset Allocation Moderate Growth Fund into RiverSource Portfolio Builder Aggressive Fund: The Board considered that, as a result of the relevant Reorganization, the combined direct and indirect expenses of Seligman Asset Allocation Moderate Growth Fund would decline by approximately 0.69% on a net expense basis (based on current commitments of the investment manager and its affiliates to waive fees and cap expenses).

 Seligman Asset Allocation Balanced Fund into RiverSource Portfolio Builder Moderate Aggressive Fund: The Board considered that, as a result of the relevant Reorganization, the combined direct and indirect expenses of Seligman Asset Allocation Balanced Fund would decline by approximately 0.57% on a net expense basis (based on current commitments of the investment manager and its affiliates to waive fees and cap expenses).

- ECONOMIES OF SCALE. The Board observed that by combining the Funds, in addition to potential immediate economies of scale of a larger fund, the combined Fund would be able to take advantage of other economies of scale associated with a larger fund. For example, a larger fund may realize breakpoints more quickly. Furthermore, the Board also considered that higher aggregate net assets resulting from each Reorganization and the opportunity for net cash inflows (or reduced outflows) may reduce the risk that, if net assets of the Selling Fund fail to grow, or diminish, its total expense ratio could rise from current levels as fixed expenses, such as audit expenses and accounting expenses that are charged on a per Fund basis, become a larger percentage of net assets.

- COSTS. The Board considered the fact that a portion of the expenses of effecting each Reorganization (including professional fees and expenses related to printing and mailing proxy/prospectus materials and solicitation of shareholders) may be allocated to and borne by the Selling Fund, to the extent that such expenses are specifically allocable to the Selling Fund. Expenses of the Reorganization that are not allocated to and borne by the Selling Fund will be paid by RiverSource Investments. The investment manager has agreed to limit the expenses borne by a Selling Fund to its anticipated reductions in expenses over the first year following the Reorganization, less the expenses borne by the Selling Fund related to other integration-related activity. Any expenses not borne by a Selling Fund as a result of these limitations will be borne by the investment manager.

- DILUTION. The Board considered the fact that the Reorganization will not dilute the interests of the current shareholders because it would be effected on the basis of the relative net asset value per share of the Selling Fund and Buying Fund, respectively. Thus, for example, a Class A shareholder of a Selling Fund will receive Class A shares of the corresponding Buying Fund equal in value to his or her Class A shares in the Selling Fund at the time of the Reorganization.

- PERFORMANCE AND OTHER FACTORS. The Board considered the relative performance records of each of the Funds, noting, however, that past performance is no guarantee of future results. The Board also considered the fact that the Reorganizations should allow for a more concentrated selling effort by the Funds' underwriter, thereby potentially benefiting each of the Funds, and that reduced outflows or increased inflows could help the Buying Fund shareholders achieve further economies of scale (see "Economies of Scale" above). The Board further took into account the investment manager's belief that each

  Selling Fund, as a stand-alone fund, was less likely to experience any growth in assets from investor inflows in the near term. In particular, for each Reorganization, the Board observed:

 Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund into RiverSource Portfolio Builder Total Equity Fund: The Board noted that the performance of RiverSource Portfolio Builder Total Equity Fund was generally stronger than the performance of each of Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund (both on a relative basis and when compared with their respective peer groups). The Board noted the weak asset levels and relatively weak prospects for asset growth for Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund. The Board accorded particular weight to the fact that RiverSource Portfolio Builder Total Equity Fund has substantially greater assets than each of Seligman Asset Allocation Aggressive Growth Fund and Seligman Asset Allocation Growth Fund, noting that it was more than 25 times the size of Seligman Asset Allocation Aggressive Growth Fund and more than 19 times the size of Seligman Asset Allocation Growth Fund.

 Seligman Asset Allocation Moderate Growth Fund into RiverSource Portfolio Builder Aggressive Fund: The Board noted that the performance of RiverSource Portfolio Builder Aggressive Fund was generally stronger than the performance of Seligman Asset Allocation Moderate Growth Fund (both on a relative basis and when compared with their respective peer groups). The Board noted the weak asset levels and relatively weak prospects for asset growth for Seligman Asset Allocation Moderate Growth Fund. The Board accorded particular weight to the fact that RiverSource Portfolio Builder Aggressive Fund has substantially greater assets than Seligman Asset Allocation Moderate Growth Fund, noting that it was more than 18 times the size of Seligman Asset Allocation Moderate Growth Fund.

 Seligman Asset Allocation Balanced Fund into RiverSource Portfolio Builder Moderate Aggressive Fund: The Board noted that the performance of RiverSource Portfolio Builder Moderate Aggressive Fund was generally stronger than the performance of Seligman Asset Allocation Balanced Fund (both on a relative basis and when compared with their respective peer groups). The Board noted the weak asset levels and relatively weak prospects for asset growth for Seligman Asset Allocation Balanced Fund. The Board accorded particular weight to the fact that RiverSource Portfolio Builder Moderate Aggressive Fund has substantially greater assets than Seligman Asset Allocation Balanced Fund, noting that it was more than 75 times the size of Seligman Asset Allocation Balanced Fund.

- POTENTIAL BENEFITS TO THE INVESTMENT MANAGER AND ITS AFFILIATES. The Board considered the potential benefits from the Reorganizations that could be realized by the investment manager and its affiliates, including the elimination of expenses incurred in duplicative efforts to administer separate Funds. The Board also noted, however, that shareholders of each Selling Fund are expected to benefit over time from decreases in overall operating expense ratios resulting from the proposed Reorganizations as well as the other benefits discussed above.

BOARD DETERMINATIONS

After considering the factors described above and other relevant information, at a meeting held on Jan. 8, 2009, the Board of each Selling Fund, including a majority of the independent Board members, determined that participation in the relevant Reorganization is in the best interests of each Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.

The Board of Directors of each Buying Fund approved the Agreement at a meeting held on Jan. 8, 2009. Among other factors, the Board members considered the terms of the Agreement, the provisions intended to avoid the dilution of shareholder interests and the anticipated tax consequences of the Reorganizations. The Board found that participation in each Reorganization is in the best interests of the Buying Fund and that the interests of existing shareholders of the Buying Fund will not be diluted as a result of the Reorganizations.

BOARD RECOMMENDATION AND REQUIRED VOTE

The Board recommends that shareholders of each Selling Fund approve the proposed Agreement. The Agreement must be approved by the affirmative vote of a majority of the outstanding voting securities of each Selling Fund. A vote of a majority of the outstanding voting securities of a Selling Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the shares of the Selling Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Selling Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Selling Fund. If the Agreement is not approved for any Selling Fund, the Board will consider what further action should be taken with respect to such Selling Fund. The approval of the Reorganization of one Selling Fund is not conditioned upon the approval of the Reorganization of any other Selling Fund.

If shareholders approve the Reorganization of their Selling Fund, it is anticipated to occur before the end of the third quarter of 2009.

SECTION B -- PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Reference to the "Fund" in this section is a reference to each Selling Fund.

VOTING. Shareholders of record on April 3, 2009 are entitled to vote based on the number of shares they own in the Fund irrespective of which class they own. Unless otherwise restricted by the 1940 Act or by applicable state law, all share classes of a Fund will vote together as a single class on its proposed Reorganization.

A quorum is required to take action at the Meeting. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast one-third of all shares outstanding and entitled to be cast at the Meeting shall constitute a quorum.

All votes count toward a quorum, regardless of how they are voted (For, Against or Abstain). Broker non-votes will be counted toward a quorum, but not toward the approval of any proposal. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have the authority to vote.)

PROXY SOLICITATION. If you properly authorize your proxy by internet, telephone or facsimile, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and at any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast in favor of the Reorganization of your Fund.

PROXY STATEMENT DELIVERY. "Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Certain shareholders of the Fund who share a common address and who have not opted out of the householding process may receive a single copy of the proxy statement along with the proxy card(s). If you received more than one copy of the proxy statement, you may elect to household in the future if permitted by your financial intermediary/financial institution. Contact the financial intermediary/financial institution through which you purchased the Fund to determine whether householding is an option for your account. If you received a single copy of the proxy statement, you may opt out of householding in the future by contacting your financial intermediary/financial institution.

An additional copy of this proxy statement may be obtained by writing to the following address: Computershare Fund Services, c/o Operation Department, 280 Oser Ave., Hauppauge, NY 11788 or calling Computershare Fund Services, toll free at (866) 438-8932.

REVOKING YOUR PROXY. If you execute, date and submit a proxy card with respect of your Selling Fund, you may revoke your proxy by providing written notice to your Fund (Attention: Secretary) at 50606 Ameriprise Financial Center, Minneapolis, MN 55474, or change your instructions by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet, telephone or facsimile on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by internet, telephone or facsimile, you may change your instructions by authorizing a subsequent proxy by internet, telephone or facsimile or by completing, signing and returning a proxy card dated as of a date that is later than your last internet, telephone or facsimile proxy authorization or by attending the Meeting and casting your vote in person. Merely attending the Meeting without voting will not revoke your prior proxy.

SIMULTANEOUS MEETINGS. The meeting for each Fund will be held simultaneously with the meeting for each other Selling Fund, with each Reorganization being voted on separately by the shareholders of the relevant Selling Fund. If any shareholder objects to the holding of simultaneous meetings, the shareholder may move for an adjournment of his or her Selling Fund's meeting to a time after the Meeting so that a meeting of that Selling Fund may be held separately. If a shareholder makes this motion, the persons named as proxies will take into consideration the reasons for the objection in deciding whether to vote in favor of the adjournment, and may vote for or against the adjournment in their discretion.

SOLICITATION OF PROXIES. The Board is asking for your vote and for you to vote as promptly as possible. The expenses of the solicitation will be paid by RiverSource Investments and by certain Selling Funds (see discussion of "Costs" under "Reasons for the Proposed Reorganizations and Board Deliberations"). Supplementary solicitations may be made by internet, telephone or facsimile, or by personal contact. Computershare Fund Services has been engaged to assist in the solicitation of proxies, at an aggregate estimated cost of $3,543.

SHAREHOLDER PROPOSALS. No proposals were received from shareholders. The Funds do not hold annual meetings of shareholders. Shareholders who wish to make a proposal at a Fund's next special meeting, which may not be included in the Fund's proxy materials, must notify the relevant Fund a reasonable amount of time before the Fund begins to print and mail its proxy materials. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials, as there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS. The Board does not know of any matters to be presented at the Meeting other than the Reorganizations. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

ADJOURNMENT. In the event that not enough votes are received by the time scheduled for the Meeting, or, even if a quorum is present, if sufficient votes in favor of any Reorganization are not received and tabulated prior to the time scheduled for the

Meeting, the chairman of the Meeting may adjourn the Meeting, with no notice other than an announcement at the Meeting, to a date not later than the 120th day after the original record date for the Meeting to allow further solicitation of shareholders on the proposed Reorganization.

The persons named as proxies will vote in favor of adjournment those shares they have been instructed to vote in favor of a Reorganization, or for which they have received a proxy but no voting instructions. They will vote against any adjournment those shares they have been instructed to vote against a Reorganization. A shareholder vote may be taken on one or more Reorganizations discussed in this combined proxy statement/prospectus prior to adjournment of the Meeting if sufficient votes have been received with respect to that particular proposal(s), and may adjourn with respect to those proposals for which sufficient votes have not yet been received.

SECTION C -- CAPITALIZATION, OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Funds:

TABLE     CONTENT
          (all information is shown for the last fiscal year unless noted otherwise)
 C-1      Actual and pro forma capitalization of each Selling Fund and each Buying
          Fund
 C-2      Actual and pro forma ownership of Fund shares
 C-3      Financial Highlights of each Buying Fund


THE FUNDS' INVESTMENT MANAGER AND DISTRIBUTORS. RiverSource Investments, LLC, 200 Ameriprise Financial Center, Minneapolis, MN 55474, a wholly-owned subsidiary of Ameriprise Financial, Inc., is the investment manager for each Fund. RiverSource Distributors, Inc., a wholly-owned subsidiary of Ameriprise Financial, Inc., and RiverSource Fund Distributors, Inc., an indirect wholly-owned subsidiary of RiverSource Investments, LLC, each at 50611 Ameriprise Financial Center, Minneapolis, MN 55474, are the distributors for each RiverSource Fund. RiverSource Fund Distributors, Inc. is also the distributor for each Seligman Fund.

CAPITALIZATION OF SELLING FUNDS AND BUYING FUNDS

The following table shows the capitalization of the Funds as of April 3, 2009 and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. ACTUAL AND PRO FORMA CAPITALIZATION OF EACH SELLING FUND AND EACH BUYING FUND

                                                                            NET ASSET VALUE     SHARES
FUND                                                           NET ASSETS      PER SHARE     OUTSTANDING
--------------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (ACTUAL)
  (SELLING FUND)
Class A                                                       $  6,345,198       $4.37         1,450,705
Class B                                                          1,505,775        4.12           365,552
Class C                                                          3,145,862        4.12           763,731
SELIGMAN ASSET ALLOCATION GROWTH FUND (ACTUAL) (SELLING
  FUND)
Class A                                                       $  8,368,936       $3.87         2,161,707
Class B                                                          2,439,744        3.60           677,247
Class C                                                          6,022,831        3.60         1,672,113
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (ACTUAL)
  (BUYING FUND)
Class A                                                       $253,183,322       $6.31        40,125,509
Class B                                                         47,402,967        6.24         7,597,893
Class C                                                          9,908,864        6.21         1,595,366
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED,
ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET ALLOCATION
AGGRESSIVE GROWTH FUND IS CONSUMMATED)
Class A                                                       $259,528,520       $6.31        41,131,087
Class B                                                         48,908,742        6.24         7,839,203
Class C                                                         13,054,726        6.21         2,101,946
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED,
ASSUMING REORGANIZATION OF ONLY SELIGMAN ASSET ALLOCATION
GROWTH FUND IS CONSUMMATED)
Class A                                                       $261,552,258       $6.31        41,451,806
Class B                                                         49,842,711        6.24         7,988,878
Class C                                                         15,931,695        6.21         2,565,226
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (PRO FORMA
COMBINED,
ASSUMING REORGANIZATIONS OF BOTH SELIGMAN ASSET ALLOCATION
AGGRESSIVE GROWTH FUND
AND SELIGMAN ASSET ALLOCATION GROWTH FUND ARE CONSUMMATED)
Class A                                                       $267,897,456       $6.31        42,457,384
Class B                                                         51,348,486        6.24         8,230,188
Class C                                                         19,077,557        6.21         3,071,806

--------------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (ACTUAL)
  (SELLING FUND)
Class A                                                       $  9,482,470       $3.84         2,470,213
Class B                                                          2,120,211        3.74           566,409
Class C                                                          6,330,183        3.74         1,691,115

                                                                            NET ASSET VALUE     SHARES
FUND                                                           NET ASSETS      PER SHARE     OUTSTANDING
--------------------------------------------------------------------------------------------------------
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (ACTUAL)
  (BUYING FUND)
Class A                                                       $303,037,461       $6.75        44,868,804
Class B                                                         58,130,451        6.71         8,659,628
Class C                                                         12,095,149        6.67         1,813,223
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (PRO FORMA
  COMBINED)
Class A                                                       $312,519,931       $6.75        46,273,614
Class B                                                         60,250,662        6.71         8,975,606
Class C                                                         18,425,332        6.67         2,762,276
--------------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION BALANCED FUND (ACTUAL) (SELLING
  FUND)
Class A                                                       $  3,768,530       $3.61         1,044,293
Class B                                                            773,949        3.61           214,470
Class C                                                          3,557,084        3.61           985,706
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND
  (ACTUAL) (BUYING FUND)
Class A                                                       $652,177,865       $7.24        90,108,620
Class B                                                        130,436,812        7.21        18,092,125
Class C                                                         27,766,922        7.20         3,855,438
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (PRO
  FORMA COMBINED)
Class A                                                       $655,946,395       $7.24        90,629,135
Class B                                                        131,210,761        7.21        18,199,469
Class C                                                         31,324,006        7.20         4,349,477


OWNERSHIP OF SELLING FUND AND BUYING FUND SHARES

The following table provides information on shareholders who owned more than 5% of any class of each Fund's outstanding shares as of January 31, 2009. As of January 31, 2009, officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of any class of any Fund.

TABLE C-2. ACTUAL AND PRO FORMA OWNERSHIP OF FUND SHARES

                                                      PERCENT OF SHARES HELD --   PERCENT OF SHARES HELD --     PERCENT OF
                                                       SELIGMAN ASSET ALLOCATION     RIVERSOURCE PORTFOLIO      SHARES HELD
                                                        AGGRESSIVE GROWTH FUND     BUILDER TOTAL EQUITY FUND   FOLLOWING THE
FUND     5% OWNERS                                          (SELLING FUND)               (BUYING FUND)        REORGANIZATION
----------------------------------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND
(SELLING FUND) AND
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
(BUYING FUND)
Class A  Merrill Lynch, Pierce Fenner & Smith Inc.
         (MLPF&S), Jacksonville, FL                             17.08%                        N/A                  0.40%
Class B  None                                                      N/A                        N/A                    N/A
Class C  MLPF&S                                                  9.46%                        N/A                  0.11%
         Charles Schwab & Co Inc. (Charles Schwab),
         San Francisco, CA                                       5.63%                        N/A                  0.07%



                                                      PERCENT OF SHARES HELD --   PERCENT OF SHARES HELD --     PERCENT OF
                                                       SELIGMAN ASSET ALLOCATION     RIVERSOURCE PORTFOLIO      SHARES HELD
                                                              GROWTH FUND          BUILDER TOTAL EQUITY FUND   FOLLOWING THE
FUND     5% OWNERS                                          (SELLING FUND)               (BUYING FUND)        REORGANIZATION
----------------------------------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION GROWTH FUND (SELLING FUND)
AND
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND
(BUYING FUND)
Class A  MLPF&S                                                 13.62%                        N/A                  0.45%
Class B  MLPF&S                                                  9.57%                        N/A                  0.50%
Class C  MLPF&S                                                  6.70%                        N/A                  2.57%

                                                                                   PERCENT OF
                                                                                   SHARES HELD
                                                                                  FOLLOWING THE
FUND     5% OWNERS                                                               REORGANIZATION
-----------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND (SELLING FUND),
SELIGMAN ASSET ALLOCATION GROWTH FUND (SELLING FUND) AND
RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND (BUYING FUND)
Class A  MLPF&S                                                                       0.83%
Class B  MLPF&S                                                                       0.48%
Class C  MLPF&S                                                                       3.69%
         Charles Schwab                                                               0.91%



                                                                                        PERCENT OF
                                                                            PERCENT     SHARES HELD
                                                                           OF SHARES   FOLLOWING THE
FUND     5% OWNERS                                                            HELD    REORGANIZATION
----------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND (SELLING FUND)
Class A  MLPF&S                                                               9.20%         N/A
         John D. Belanich, Great Neck, NY                                     5.39%         N/A
Class B  MLPF&S                                                              16.64%         N/A
         Morgan Stanley & Company (Morgan Stanley), Jersey City, NJ           7.16%         N/A
Class C  MLPF&S                                                              10.45%         N/A
RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND (BUYING FUND)
Class A  MLPF&S                                                                N/A         0.27%
         John D. Belanich, Great Neck, NY                                      N/A         0.16%
Class B  MLPF&S                                                                N/A         0.63%
         Morgan Stanley                                                        N/A         0.27%
Class C  MLPF&S                                                                N/A         3.82%

----------------------------------------------------------------------------------------------------
SELIGMAN ASSET ALLOCATION BALANCED FUND (SELLING FUND)
Class A  MLPF&S                                                              17.14%         N/A
         State Street Bank & Trust Co Custodian Patricia A. Flynn,
         Kirkwood, MO                                                         5.25%         N/A
Class B  MLPF&S                                                              11.63%         N/A
         State Street Bank & Trust Co Custodian Donald L. Didomenico,
         North Ridgeville, OH                                                 7.64%         N/A
         Larry Hadley Trust, FBO Elaine L. Sullivan, Belvedere, CA            7.07%         N/A
         The B.K. & Assoc 401(k) Plan, FBO Anne Suter, Pleasanton, CA         6.23%         N/A
Class C  MLPF&S                                                              18.28%         N/A
RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND (BUYING FUND)
Class A  MLPF&S                                                                N/A         0.12%
         State Street Bank & Trust Co Custodian, Patricia A. Flynn             N/A         0.04%
Class B  MLPF&S                                                                N/A         0.07%
         State Street Bank & Trust Co Custodian, Donald L. Didomenico,
         North Ridgeville, OH                                                  N/A         0.05%
         Larry Hadley Trust, FBO Elaine L. Sullivan, Belvedere, CA             N/A         0.04%
         The B.K. & Assoc 401(k) Plan, FBO Anne Suter, Pleasanton, CA          N/A         0.04%
Class C  MLPF&S                                                                N/A         2.26%

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES ARE INTENDED TO HELP YOU UNDERSTAND THE BUYING FUNDS' FINANCIAL PERFORMANCE. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE BUYING FUND SHARE. THE TOTAL RETURNS IN THE TABLES REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN A BUYING FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE INFORMATION FOR THE BUYING FUNDS' FISCAL PERIODS ENDING IN 2009 AND 2008 HAS BEEN AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH SUCH BUYING FUND'S FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS, IS INCLUDED IN SUCH BUYING FUND'S MOST RECENT ANNUAL REPORT. THE INFORMATION FOR CERTAIN PRIOR PERIODS HAS BEEN AUDITED BY OTHER AUDITORS, AS INDICATED IN THE TABLES BELOW. THE AUDITORS' REPORTS, FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR EACH BUYING FUND ARE AVAILABLE UPON REQUEST.

TABLE C-3. FINANCIAL HIGHLIGHTS OF EACH BUYING FUND

RiverSource Portfolio Builder Total Equity Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.53          $12.61          $11.99          $10.55          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11(c)          .12(c)          .14             .07             .05
Net gains (losses) (both realized and
 unrealized)                                        (4.51)           (.26)           1.40            1.71             .54
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.40)           (.14)           1.54            1.78             .59
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)           (.34)           (.33)           (.13)           (.10)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.10)          (1.94)           (.92)           (.34)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.03          $10.53          $12.61          $11.99          $10.55
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $246            $384            $364            $231             $92
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .52%            .46%            .49%            .62%            .83%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .51%            .46%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.18%            .93%            .88%            .53%            .58%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (41.88%)         (2.04%)         13.02%          16.99%           5.80%(j)
-------------------------------------------------------------------------------------------------------------------------

CLASS B



PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.44          $12.52          $11.91          $10.50          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03(c)          .01(c)           --            (.03)           (.02)
Net gains (losses) (both realized and
 unrealized)                                        (4.44)           (.26)           1.44            1.71             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.41)           (.25)           1.44            1.68             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --            (.23)           (.24)           (.06)           (.06)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)          (1.83)           (.83)           (.27)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.97          $10.44          $12.52          $11.91          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $46             $85             $91             $68             $28
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.28%           1.22%           1.25%           1.38%           1.59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.27%           1.22%           1.25%           1.37%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .32%            .11%            .06%           (.29%)          (.19%)(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (42.30%)         (2.86%)         12.25%          16.11%           4.99%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.39          $12.49          $11.90          $10.50          $10.07
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04(c)          .03(c)           --            (.03)           (.02)
Net gains (losses) (both realized and
 unrealized)                                        (4.43)           (.27)           1.44            1.71             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (4.39)           (.24)           1.44            1.68             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --            (.26)           (.26)           (.07)           (.06)
Distributions from realized gains                    (.06)          (1.60)           (.59)           (.21)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)          (1.86)           (.85)           (.28)           (.07)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.94          $10.39          $12.49          $11.90          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $9             $14             $11              $6              $2
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.27%           1.22%           1.25%           1.38%           1.60%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.26%           1.22%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .43%            .24%            .15%           (.21%)          (.31%)(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               28%             31%             27%             17%             39%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (42.31%)         (2.87%)         12.25%          16.10%           4.99%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits were less than 0.01% of average net assets for the years ended Jan. 31, 2009 and 2008.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

RiverSource Portfolio Builder Aggressive Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.46          $12.20          $11.66          $10.53          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .17(c)          .19(c)          .19             .12             .07
Net gains (losses) (both realized and
 unrealized)                                        (3.98)           (.14)           1.18            1.37             .52
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.81)            .05            1.37            1.49             .59
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)           (.39)           (.35)           (.17)           (.11)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)          (1.79)           (.83)           (.36)           (.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.49          $10.46          $12.20          $11.66          $10.53
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $295            $429            $400            $275            $120
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .51%            .46%            .49%            .61%            .78%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     .50%            .46%            .49%            .59%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.83%           1.53%           1.47%           1.10%           1.04%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (36.52%)          (.31%)         11.85%          14.26%           5.81%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.38          $12.11          $11.59          $10.48          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09(c)          .09(c)          .02             .03             .01
Net gains (losses) (both realized and
 unrealized)                                        (3.93)           (.13)           1.24            1.37             .50
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.84)           (.04)           1.26            1.40             .51
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)           (.29)           (.26)           (.10)           (.08)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)          (1.69)           (.74)           (.29)           (.09)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.46          $10.38          $12.11          $11.59          $10.48
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $57             $95             $98             $79             $36
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.26%           1.22%           1.25%           1.37%           1.54%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.26%           1.22%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .99%            .74%            .66%            .28%            .25%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (37.04%)         (1.02%)         10.97%          13.48%           5.02%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.33          $12.08          $11.58          $10.48          $10.06
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10(c)          .10(c)          .06             .03             .01
Net gains (losses) (both realized and
 unrealized)                                        (3.92)           (.15)           1.20            1.37             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.82)           (.05)           1.26            1.40             .50
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)           (.30)           (.28)           (.11)           (.07)
Distributions from realized gains                    (.04)          (1.40)           (.48)           (.19)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.09)          (1.70)           (.76)           (.30)           (.08)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.42          $10.33          $12.08          $11.58          $10.48
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $11             $15             $12              $7              $3
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.26%           1.21%           1.25%           1.38%           1.55%(f)
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                    1.25%           1.21%           1.25%           1.37%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.09%            .83%            .72%            .32%            .21%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               35%             40%             40%             24%             38%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (37.00%)         (1.06%)         11.00%          13.40%           4.96%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

RiverSource Portfolio Builder Moderate Aggressive Fund

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.48          $11.73          $11.34          $10.50          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23(c)          .24(c)          .25             .17             .10
Net gains (losses) (both realized and
 unrealized)                                        (3.46)           (.01)            .91            1.05             .50
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.23)            .23            1.16            1.22             .60
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.22)           (.40)           (.38)           (.22)           (.14)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.24)          (1.48)           (.77)           (.38)           (.15)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.01          $10.48          $11.73          $11.34          $10.50
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $645            $881            $801            $550            $246
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         .47%            .43%            .46%            .56%            .65%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                     .47%            .43%            .46%            .56%            .59%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.51%           2.04%           2.01%           1.69%           1.61%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.15%)          1.57%          10.40%          11.72%           5.97%(j)
-------------------------------------------------------------------------------------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.43          $11.68          $11.30          $10.47          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16(c)          .15(c)          .10             .07             .04
Net gains (losses) (both realized and
 unrealized)                                        (3.44)           (.01)            .96            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.28)            .14            1.06            1.13             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.31)           (.29)           (.14)           (.10)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)          (1.39)           (.68)           (.30)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98          $10.43          $11.68          $11.30          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)              $130            $199            $202            $154             $67
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.23%           1.19%           1.22%           1.32%           1.42%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                    1.23%           1.19%           1.22%           1.32%           1.36%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.69%           1.23%           1.21%            .91%            .82%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.65%)           .81%           9.54%          10.90%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Jan. 31,                         2009            2008            2007            2006        2005(b)
Net asset value, beginning of period               $10.43          $11.68          $11.30          $10.47          $10.05
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16(c)          .16(c)          .12             .07             .04
Net gains (losses) (both realized and
 unrealized)                                        (3.44)           (.01)            .95            1.06             .49
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (3.28)            .15            1.07            1.13             .53
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)           (.32)           (.30)           (.14)           (.10)
Distributions from realized gains                    (.02)          (1.08)           (.39)           (.16)           (.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)          (1.40)           (.69)           (.30)           (.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98          $10.43          $11.68          $11.30          $10.47
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $26             $33             $26             $15              $7
-------------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                        1.22%           1.19%           1.22%           1.32%           1.41%(f)
-------------------------------------------------------------------------------------------------------------------------
Net assets after expense
 waiver/reimbursement(e),(g),(h)                    1.22%           1.19%           1.22%           1.32%           1.37%(f)
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%           1.33%           1.27%            .93%            .83%(f)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               33%             33%             29%             20%             31%
-------------------------------------------------------------------------------------------------------------------------
Total return(i)                                   (31.63%)           .85%           9.57%          10.91%           5.24%(j)
-------------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (when shares became publicly available) to Jan. 31, 2005.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Expense ratio is before reduction for earnings credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(h) Expense ratio is before reduction for earnings credits on cash balances. Earnings credits for the year ended Jan. 31, 2009 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization dated as of           , 2009 (the
"Agreement") is between each selling entity identified in Schedule A hereto (each a "Selling Corporation")(1), on behalf of each series thereof identified in Schedule A hereto as a Selling Fund (each a "Selling Fund"), each corresponding buying entity identified in Schedule A hereto (each a "Buying Corporation")(2), on behalf of each series thereof identified in Schedule A hereto as the corresponding Buying Fund (each a "Buying Fund"), and RiverSource Investments, LLC (solely for the purposes of Sections 3c and 11 of the Agreement).

This Agreement shall be treated for all purposes as if each reorganization between a Selling Fund and its corresponding Buying Fund contemplated hereby had been the subject of a separate agreement.

In consideration of their mutual promises, the parties agree as follows:

1. SHAREHOLDER APPROVAL. Each Selling Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (each a "Reorganization"). Each Buying Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the corresponding Selling Fund.

2.  REORGANIZATION.

    a. Plan of Reorganization. Each Reorganization will be a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). At the Closing, each Selling Corporation will convey all of the assets of each Selling Fund to the corresponding Buying Fund. Each Buying Fund will assume all liabilities of the corresponding Selling Fund. At the Closing, each Buying Corporation will deliver shares of each Buying Fund, including fractional shares, to the corresponding Selling Corporation on behalf of the corresponding Selling Fund. The number of shares will be determined by dividing the value of the net assets attributable to each class of shares of each Selling Fund, computed as described in paragraph 3(a), by the net asset value of one share of the corresponding class of the corresponding Buying Fund, computed as described in paragraph 3(b). Each Selling Fund will not pay a sales charge on the receipt of the corresponding Buying Fund's shares in exchange for the assets of such Selling Fund. In addition, the shareholders of each Selling Fund will not pay a sales charge on distribution to them of shares of the corresponding Buying Fund.

    b. Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the "Closing") will occur on the first day on which the New York Stock Exchange (the "NYSE") is open for business following approval of shareholders of each Selling Fund and receipt of all necessary regulatory approvals, or such later date as the officers of the Selling Corporation and Buying Corporation may agree.

3.  VALUATION OF NET ASSETS.

    a. The net asset value of each Selling Fund will be computed as of the close of regular trading on the NYSE on the business day immediately preceding the day of Closing (the "Valuation Date") using the valuation procedures set forth in the corresponding Buying Fund's then current prospectus.

    b. The net asset value per share of shares of each Buying Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in each Buying Fund's then current prospectus.

    c. At the Closing, each Selling Fund will provide the corresponding Buying Fund with a copy of the computation showing the valuation of the net asset value per share of such Selling Fund on the Valuation Date, and each Buying Fund will provide the corresponding Selling Fund with a copy of the computation showing the determination of the net asset value per share of such Buying Fund on the Valuation Date. Both computations will be certified by an officer of RiverSource Investments, LLC, the investment manager.

4.  LIQUIDATION AND DISSOLUTION OF THE SELLING FUND.

    a. On the date of the Closing, each Selling Corporation will liquidate each Selling Fund and distribute shares of each class of the corresponding Buying Fund to the shareholders of record of such Selling Fund's corresponding class. Each Buying Fund will establish shareholder accounts in the names of each corresponding Selling Fund shareholder, representing the respective pro rata number of full and fractional shares of such class of the Buying Fund due to each such shareholder. All issued and outstanding shares of each Selling Fund will simultaneously be cancelled on the

----------
(1) The Selling Corporation for the Reorganization of Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund is a Maryland corporation.

(2) The Buying Corporation for each Buying Fund, RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund, is a Minnesota corporation.

                                       A.1
       books of each Selling Corporation. Each Buying Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the corresponding Selling Corporation.

    b. Immediately after the close of business on the Valuation Date, the share transfer books of each Selling Corporation relating to each Selling Fund will be closed and no further transfer of shares will be made.

    c. Promptly after the Closing, each Buying Fund or its transfer agent will notify each shareholder of the corresponding Selling Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder's name.

    d. As promptly as practicable after the Closing, and in no event later than twelve months from the date of the Closing, each Selling Fund will be dissolved.

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYING CORPORATION.

    With respect to each Reorganization, the Buying Corporation represents and warrants to the Selling Fund as follows:

    a. Organization, Existence, etc. The Buying Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota and has the power to carry on its business as it is now being conducted.

    b. Registration as Investment Company. The Buying Corporation, of which the Buying Fund is a series, is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, management investment company.

    c. Capitalization. The Buying Corporation has authorized capital of 10,000,000,000 shares of common stock, par value $0.01 per share. All of the outstanding shares of the Buying Corporation have been duly authorized and are validly issued, fully paid and non-assessable. Since the Buying Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

    d. Financial Statements. The Buying Fund's audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Buying Fund Financial Statements"), fairly present the financial position of the Buying Fund and the results of its operations and changes in its net assets for the periods shown.

    e. Shares to be Issued Upon Reorganization. The shares to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

    f. Authority Relative to the Agreement. The Buying Corporation has the power to enter into and carry out the obligations described in this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Buying Corporation and no other proceedings by the Buying Corporation or the Buying Fund are necessary.

    g. No Violation. The Buying Corporation is not in violation of its Articles of Incorporation or By-Laws (the "Articles") or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Buying Fund is subject. The transactions will not result in any violation of the provisions of the Articles or any law, administrative regulation or administrative or court decree applicable to the Buying Fund.

    h. Liabilities. The Buying Fund has no known liabilities of a material amount, contingent or otherwise, other than liabilities disclosed in the Buying Fund Financial Statements, liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or liabilities previously disclosed to the Selling Fund.

    i. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Buying Fund, threatened, that would materially and adversely affect the Buying Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Buying Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and the Buying Fund is not a party to or subject to the provisions of any order, decree or judgment.

    j. Contracts. Except for contracts and agreements previously disclosed to the Selling Corporation, the Buying Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

    k. Regulated Investment Company Qualification. The Buying Fund has qualified and met the requirements for treatment as a "regulated investment company" within the meaning of Section 851 of the Code with respect to each taxable year since commencement of its operations and will continue to meet such requirements and to so qualify at all times through the Closing.


                                       A.2

    l. Taxes. As of the Closing, the Buying Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received,
        (iii) have adequately provided for all tax liabilities on its books,
        (iv) except as disclosed to the Selling Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Selling Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    m. Registration Statement. The Buying Fund will file a registration statement on Form N-14 (the "Registration Statement") with the Securities and Exchange Commission under the Securities Act of 1933 (the "1933 Act") relating to the shares to be issued in the Reorganization. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting described in paragraph 1 and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection apply to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Selling Fund for use in the Registration Statement.

    n. Business Activities. The Buying Fund will operate its business in the ordinary course between the date hereof and the date of the Closing, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any other distribution that may be advisable.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING CORPORATION.

    With respect to each Reorganization, the Selling Corporation represents and warrants to the Buying Fund as follows:

    a. Organization, Existence, etc. The Selling Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland and has the power to carry on its business as it is now being conducted.

    b. Registration as Investment Company. The Selling Corporation, of which the Selling Fund is a series, is registered under the 1940 Act as an open-end, management investment company.

    c. Capitalization. The Selling Corporation has authorized capital of 4,000,000,000 shares of common stock, par value $0.001 per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid and non-assessable. Since the Selling Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

    d. Financial Statements. The Selling Fund's audited financial statements as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the "Selling Fund Financial Statements"), fairly present the financial position of the Selling Fund, and the results of its operations and changes in its net assets for the periods shown.

    e. Authority Relative to the Agreement. The Selling Corporation has the power to enter into and to carry out its obligations under this Agreement. The Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Selling Corporation and no other proceedings by the Selling Corporation or the Selling Fund are necessary, other than the approval of shareholders contemplated in paragraph 1.

    f. No Violation. The Selling Corporation is not in violation of its Articles or in default in the performance of any material agreement to which it is a party or in default in the performance of any material agreement to which it is a party). The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with or constitute a breach of, any material contract to which the Selling Fund is subject. The transactions will not result in any violation of the provisions of the Articles, as the case may be, or any law, administrative regulation or administrative or court decree applicable to the Selling Fund.

    g. Liabilities. The Selling Fund has no known liabilities of a material amount, contingent or otherwise, other than liabilities disclosed in the Selling Fund Financial Statements, liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements, or liabilities previously disclosed to the Buying Fund.

    h. Litigation. There is no litigation, administrative proceeding or investigation before any court or governmental body currently pending or, to the knowledge of the Selling Fund, threatened, that would materially and adversely affect the Selling Fund, its financial condition or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding or investigation and is not a party to or subject to the provisions of any order, decree or judgment.


                                       A.3

    i. Contracts. Except for contracts and agreements previously disclosed to the Buying Corporation, the Selling Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit.

    j. Regulated Investment Company Qualification. The Selling Fund has qualified and met the requirements for treatment as a "regulated investment company" within the meaning of Section 851 of the Code with respect to each taxable year since commencement of its operations and will continue to meet such requirements and to so qualify at all times through the Closing.

    k. Taxes. As of the Closing, the Selling Fund will (i) have filed all federal and other tax returns and reports that have been required to be filed, (ii) have paid or provided for payment of all federal and other taxes shown to be due on such returns or on any assessments received,
       (iii) have adequately provided for all tax liabilities on its books, (iv) except as disclosed to the Buying Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and (v) except as disclosed to the Buying Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    l. Fund Securities. All securities listed in the schedule of investments of the Selling Fund as of the Closing will be owned by the Selling Fund free and clear of any encumbrances, except as indicated in the schedule.

    m. Registration Statement. The Selling Fund will cooperate with the Buying Fund and will furnish information relating to the Selling Corporation and the Selling Fund required in the Registration Statement. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting described in paragraph 1 and at the Closing, the Registration Statement, as it relates to the Selling Corporation or the Selling Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Corporation or the Selling Fund for use in the Registration Statement.

    n. Provision of Books and Records. The Selling Fund will provide its books and records to the corresponding Buying Fund for purposes of preparing any tax returns required by law to be filed after the Closing date, including (1) the tax return for the period ending on the Closing date, and (2) the tax return for the period beginning the day after the Closing and ending the earlier of the current fiscal year-end of the corresponding Buying Fund and the taxable year end chosen by the corresponding Buying Fund following the Reorganization.

    o. Business Activities. The Selling Fund will operate its business in the ordinary course between the date hereof and the date of the Closing, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any other distribution that may be advisable.

7. CONDITIONS TO OBLIGATIONS OF THE BUYING CORPORATION. The obligations of the Buying Corporation with respect to each Reorganization are subject to the satisfaction of the following conditions:

    a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

    b. Representations, Warranties and Agreements. The Selling Corporation and the Selling Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the date of the Closing. An officer of the Selling Corporation will provide a certificate to each Buying Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the corresponding Selling Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Corporation, and delivered to such Buying Fund on the date of the Closing.

    c. Regulatory Approvals.

       - The Registration Statement referred to in Sections 5(m) and 6(m) will be effective and no stop orders under the 1933 Act will have been issued.

       - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

    d. Opinion of Counsel. The Buying Corporation will have received an opinion of counsel for the Selling Corporation, dated as of the date of the Closing, to the effect that: (i) the Selling Corporation is a corporation duly organized and validly existing under the laws of the state of Maryland; (ii) each Selling Fund is a series of the Selling Corporation, an open-end management investment company registered under the 1940 Act, as applicable; (iii) this Agreement and the Reorganization has been duly authorized and approved by all requisite action of the Selling Corporation and each

                                       A.4

       Selling Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Corporation.

    e. Declaration of Dividend. The Selling Fund will have declared, prior to the Closing, a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund shareholders (i) all of the excess of (x) the Selling Fund's investment income excludable from gross income under Section 103 of the Code over
       (y) the Selling Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Selling Fund's investment company taxable income as defined in Section 852 of the Code (in each case computed without regard to any deduction for dividends paid) and (iii) all of the Selling Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the current taxable year (which will end on the Closing date) and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION. The obligations of the Selling Corporation with respect to each Reorganization are subject to the satisfaction of the following conditions:

    a. Shareholder Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Selling Fund shares entitled to vote.

    b. Representations, Warranties and Agreements. The Buying Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the date of the Closing. An officer of the Buying Corporation will provide a certificate to each Selling Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties or assets of the corresponding Buying Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Corporation, and delivered to such Selling Fund on or prior to the last business day before the Closing.

    c. Regulatory Approvals.

       - The Registration Statement referred to in Sections 5(m) and 6(m) will be effective and no stop orders under the 1933 Act will have been issued.

       - All necessary approvals, consents and exemptions from federal and state regulatory authorities will have been obtained.

    d. Opinion of Counsel. The Selling Corporation will have received the opinion of counsel for the Buying Corporation, dated as of the date of the Closing, to the effect that: (i) the Buying Corporation is a corporation duly organized and validly existing under the laws of the state of Minnesota; (ii) each Buying Fund is a series of the Buying Corporation, an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization has been authorized and approved by all requisite action of the Buying Corporation and each Buying Fund and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Corporation; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid and non-assessable shares of each Buying Fund.

9. CONDITIONS TO OBLIGATIONS OF THE SELLING CORPORATION AND THE BUYING CORPORATION. The obligations of each of the Selling Corporation and the Buying Corporation with respect to each Reorganization are subject to the satisfaction of the following conditions:

    Tax Opinion. With respect to the Reorganization between a Selling Fund and its corresponding Buying Fund, the Selling Fund shall have received an opinion of Ropes & Gray LLP satisfactory to such Selling Fund, and the Buying Fund shall have received an opinion of Ropes & Gray LLP satisfactory to such Buying Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, although the matter is not free from doubt, generally for federal income tax purposes:

    a. The acquisition by the Buying Fund of the assets of the Selling Fund in exchange for the Buying Fund's assumption of all liabilities of the Selling Fund and delivery to the Selling Fund of the acquisition shares, followed by the distribution by the Selling Fund of the acquisition shares to the shareholders of the Selling Fund in exchange for their Selling Fund shares, all as provided in paragraph 2(a) and 4(a) hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Selling Fund and the Buying Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

    b. No gain or loss will be recognized by the Selling Fund upon (i) the transfer of its assets to the Buying Fund in exchange for the acquisition shares and the assumption by the Buying Fund of all liabilities of the Selling Fund or

                                       A.5

       (ii) the distribution of the acquisition shares by the Selling Fund to its shareholders in liquidation, as contemplated in paragraph 4(a) hereof;

    c. No gain or loss will be recognized by the Buying Fund upon receipt of the assets of the Selling Fund in exchange for acquisition shares and the assumption by the Buying Fund of all liabilities of the Selling Fund as contemplated in paragraph 2(a) hereof;

    d. The tax basis in the hands of the Buying Fund of the assets of the Selling Fund transferred to the Buying Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Selling Fund immediately prior to the transfer;

    e. The holding periods of the assets of the Selling Fund in the hands of the Buying Fund will include the periods during which such assets were held by the Selling Fund;

    f. No gain or loss will be recognized by the Selling Fund's shareholders upon the exchange of their shares of the Selling Fund for the acquisition shares;

    g. The aggregate tax basis of the acquisition shares the Selling Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of his or her Selling Fund's shares exchanged therefor;

    h. The Selling Fund shareholder's holding period for the acquisition shares will include the period for which he or she held the Selling Fund's shares exchanged therefor, provided that the shareholder held such Selling Fund's shares as capital assets on the date of the exchange; and

    i. The Buying Fund will succeed to and take into account the items of the Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

  Each opinion will be based on certain factual certifications made by officers of the Selling Fund and the Buying Fund, and will also be based on customary assumptions. The opinions are not guarantees that the tax consequences of the Reorganizations will be as described above. With respect to the Reorganizations in which Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund and Seligman Asset Allocation Balanced Fund are the Selling Funds, the opinions will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinions.

10. AMENDMENT; TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS.

    a. This Agreement may be amended in writing if authorized by the respective Boards of Directors. The Agreement may be so amended at any time before or after the shareholder approval contemplated by paragraph 1 is obtained.

    b. At any time prior to the Closing, any of the parties may waive in writing
       (i) any inaccuracies in the representations and warranties made to it and
       (ii) compliance with any of the covenants or conditions made for its benefit.

    c. Each party hereto may terminate this Agreement at any time prior to the Closing by notice to the other party if a material condition to its performance or a material covenant of the other party is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the other party and is not cured.

    d. This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of each Selling Fund, without any liability on the part of any party or its respective directors, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of
       business on           , 200 , or a later date agreed upon by the officers
       of the Selling Corporation and the Buying Corporation, if the Closing is not effected on or prior to that date.

    e. The representations, warranties and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11. EXPENSES. All fees paid to governmental authorities for the registration or qualification of the acquisition shares and all transfer agency costs related to the acquisition shares shall be borne by the relevant Buying Fund. Certain non-recurring Reorganization costs and related Reorganization expenses may be borne by a Selling Fund to the extent the Reorganization is expected to result in a reduction to the expense ratio for such Selling Fund. Reorganization costs and related Reorganization expenses include (i) legal and auditor or accounting fees ("Professional Fees") associated with the preparation and filing of the proxy statement/prospectus and (ii) expenses associated with the printing and mailing of any shareholder communications, including the proxy statement/prospectus that forms a part of the Registration Statement, and

                                       A.6
    fees and expenses of any proxy solicitation firm retained in connection with the Reorganization ("Proxy Vendor Expenses"). Professional Fees shall be allocated among each Selling Fund on an equal weighted basis regardless of asset size or number of accounts. Proxy Vendor Expenses shall be allocated among the Selling Funds based on number of shareholder accounts. Notwithstanding the foregoing, the fees and expenses borne by any Selling Fund will not exceed the excess of (i) the total anticipated reduction in fees and expenses expected to be borne by such Selling Fund over the first twelve months following its Reorganization over (ii) the cost expected to be borne by such Selling Fund related to the discontinuance of operations of Seligman Data Corp. Any fees and expenses that would have been eligible to be borne by a Selling Fund but for the preceding sentence and all other Reorganization related costs and expenses will be borne by RiverSource Investments, LLC. Each Selling Fund will bear the full cost of any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with its Reorganization. Should any Reorganization fail to occur, RiverSource Investments, LLC will bear all costs associated with the Reorganization.

12. GENERAL.

    a. Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

    b. Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

IN WITNESS WHEREOF, each of the parties, individually and not jointly, has caused this Agreement to be signed.

SELIGMAN ASSET ALLOCATION SERIES, INC., on behalf of
  Seligman Asset Allocation Aggressive Growth Fund
  Seligman Asset Allocation Balanced Fund
  Seligman Asset Allocation Growth Fund
  Seligman Asset Allocation Moderate Growth Fund

By:      --------------------------
Name:    --------------------------
Title:   --------------------------

RIVERSOURCE MARKET ADVANTAGE SERIES, INC., on behalf of
  RiverSource Portfolio Builder Aggressive Fund
  RiverSource Portfolio Builder Moderate Aggressive Fund
  RiverSource Portfolio Builder Total Equity Fund

By:      --------------------------
Name:    --------------------------
Title:   --------------------------

The undersigned is a party to this Agreement for the purposes of Section 3c and 11 only.

RIVERSOURCE INVESTMENTS, LLC

By:      --------------------------
Name:    --------------------------
Title:   --------------------------



                                       A.7

                                                                      SCHEDULE A

-------------------------------------------------------------------------------------------------------------
SELLING ENTITY              SELLING FUND                  BUYING ENTITY                   BUYING FUND
-------------------------------------------------------------------------------------------------------------
                    Seligman Asset Allocation                                     RiverSource Portfolio
                    Aggressive Growth Fund                                        Builder
                                                                                  Total Equity Fund
                  --------------------------------------------------------------
                                                                                -----------------------------

                  --------------------------------------------------------------
                                                                                -----------------------------
                    Seligman Asset Allocation                                     RiverSource Portfolio
                    Growth Fund                                                   Builder
                                                                                  Total Equity Fund
                  --------------------------------------------------------------
                                                                                -----------------------------
Seligman Asset                                     RiverSource Market
  Allocation                                       Advantage Series, Inc.
  Series, Inc.
                  --------------------------------------------------------------
                                                                                -----------------------------
                    Seligman Asset Allocation                                     RiverSource Portfolio
                    Moderate Growth Fund                                          Builder
                                                                                  Aggressive Fund
                  --------------------------------------------------------------
                                                                                -----------------------------

                  --------------------------------------------------------------
                                                                                -----------------------------
                    Seligman Asset Allocation                                     RiverSource Portfolio
                    Balanced Fund                                                 Builder Moderate Aggressive
                                                                                  Fund
-------------------------------------------------------------------------------------------------------------




                                       A.8

EXHIBIT B

SUPPLEMENTAL INFORMATION

The information in the service section in this Exhibit B includes revised shareholder service policy information as it pertains to your Fund effective on or about June 13, 2009. This information supersedes the "Shareholder Information" section of, and should be maintained with, your current Fund prospectus. Please retain this supplemental information as your record for future reference. Please contact (888) 791-3380 to confirm the final effective date of this supplemental information.

ADDITIONAL INFORMATION APPLICABLE TO THE BUYING FUNDS

Below is information regarding the Buying Funds. All references to a Fund or the Funds refer to a Buying Fund or the Buying Funds, respectively.

OTHER INVESTMENT STRATEGIES AND RISKS

Affiliated Funds of Funds. A Fund may sell underlying funds in order to accommodate redemptions of the Fund's shares, to change the percentage of its assets invested in certain underlying funds in response to economic or market conditions, and to maintain or modify the proportion of its assets among the various asset classes or investment categories. The investment manager seeks to minimize the impact of the Funds' purchases and redemptions of shares of the underlying funds. This may result in a delay to an investment allocation decision past the ideal time that the investment manager identified to implement the allocation. In addition, because the investment manager earns different fees from the underlying funds, in determining the allocation among the underlying funds, the investment manager may have an economic conflict of interest. The investment manager reports to the Fund's Board on the steps it has taken to manage any potential conflicts.

Other Investment Strategies. In addition to the principal investment strategies previously described, each Fund may invest in other securities and may use other investment strategies that are not principal investment strategies. Each Fund may invest in government securities and short-term paper. Each Fund may invest in underlying funds that fall outside of the targeted asset classes in order to increase diversification and reduce risk. For more information on strategies and holdings, and the risks of such strategies, see the Reorganization SAI, its annual and semiannual reports as well as Exhibit F and Exhibit G.

Unusual Market Conditions. During unusual market conditions, the Fund may temporarily invest more of its assets in money market securities than during normal market conditions. Although investing in these securities would serve primarily to attempt to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, the portfolio managers may make frequent securities trades that could result in increased fees, expenses and taxes, and decreased performance.

Securities Transaction Commissions. Securities transactions involve the payment of brokerage commissions to broker-dealers, on occasion as compensation for research or brokerage services (commonly referred to as "soft dollars"), as the portfolio managers buy and sell securities in pursuit of a Fund's objective. A description of the policies governing securities transactions and the dollar value of brokerage commissions paid by the Fund and underlying funds are set forth in the Reorganization SAI that invest primarily in fixed income securities do not typically generate brokerage commissions that are used to pay for research or brokerage services. The brokerage commissions set forth in the Reorganization SAI do not include implied commissions or mark-ups (implied commissions) for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities (and certain other instruments, including derivatives). Brokerage commissions do not reflect other elements of transaction costs, including the extent to which purchase and sale transactions may cause the market to move and change the market price for an investment.

Although brokerage commissions and implied commissions are not reflected in the expense table under "Fees and Expenses," they are reflected in the total return of the Fund.

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of brokerage commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Capital gains and increased brokerage commissions or mark-ups paid to broker-dealers may adversely affect a Fund's performance. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments, is shown in the "Financial Highlights."

Directed Brokerage. The Fund's Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares as a factor in the selection of broker-dealers through which to execute securities transactions.

Additional information regarding securities transactions can be found in the Reorganization SAI.


                                       B.1

FUND MANAGEMENT AND COMPENSATION

INVESTMENT MANAGER

RiverSource Investments, LLC , 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the RiverSource Family of Funds (including the RiverSource Partners funds, Threadneedle funds and Seligman funds), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for all of the RiverSource funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the Reorganization SAI for more information.

The Fund does not pay RiverSource Investments a direct management fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), however, the Fund pays taxes, brokerage commissions, and nonadvisory expenses. A discussion regarding the basis for the Board approving the IMS Agreement is available in the Fund's most recent annual or semiannual shareholder report.

Portfolio Manager(s). The portfolio managers responsible for the day-to-day management of the Funds are:

David M. Joy, Vice President, Capital Markets Strategy

- Managed the Funds since 2004.

- Joined RiverSource Investments in 2003.

- Senior Vice President and Director Global Investment Communications, Pioneer Investments (Boston) from 2001 to 2003; Senior Vice President and Director of Investment Communications, Mitchell Hutchins Asset Management, a division of Paine Webber, from 1999 to 2001.

- AB, College of the Holy Cross; MBA, Carroll School of Management, Boston College.

William F. Truscott, Senior Vice President and Chief Investment Officer

- Managed the Funds since 2004.

- Joined RiverSource Investments in 2001.

- Chief Investment Officer, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 2000 to 2001; Head of Equity Research, Zurich Scudder Investments, Americas, and Managing Director, Zurich Scudder Investments, from 1996 to 2001.

- BA, Middlebury College; MBA, New York University.

Michelle M. Keeley, Executive Vice President -- Equity and Fixed Income

- Managed the Funds since 2004.

- Joined RiverSource Investments in 2002.

- Managing Director, Zurich Global Assets, from 2001 to 2002; Managing Director, Zurich Scudder Investments, from 2000 to 2001; and Managing Director, Zurich Kemper Financial Services, from 1999 to 2000.

- BA, James Madison College; MM, Kellogg School of Management, Northwestern University.

Kent M. Bergene, Vice President, Mutual Fund and Certificate Products

- Managed the Funds since 2004.

- Joined RiverSource Investments in 1981.

- Vice President, Mutual Fund and Certificate Products, AEFC, since 2001; Director, Variable Annuity Products, from 1997 to 2000.

- BS, University of North Dakota.

The Reorganization SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.


                                       B.2

THIS SERVICE SECTION IS EFFECTIVE ON OR ABOUT JUNE 13, 2009.

RIVERSOURCE FAMILY OF FUNDS

THE RIVERSOURCE FAMILY OF FUNDS (EACH INDIVIDUALLY A "FUND" AND, COLLECTIVELY, THE "FUNDS") INCLUDES "RIVERSOURCE" FUNDS, "RIVERSOURCE PARTNERS" FUNDS, "SELIGMAN" FUNDS AND "THREADNEEDLE" FUNDS. (THE RIVERSOURCE FUNDS, RIVERSOURCE PARTNERS FUNDS AND THREADNEEDLE FUNDS MAY BE COLLECTIVELY REFERRED TO AS THE "RIVERSOURCE FUNDS".) THE FUNDS SHARE THE SAME BOARD OF DIRECTORS/TRUSTEES (THE "BOARD") AND THE SAME POLICIES AND PROCEDURES INCLUDING THOSE SET FORTH IN THE SERVICE SECTION OF THIS PROSPECTUS. FOR EXAMPLE, FOR PURPOSES OF CALCULATING THE INITIAL SALES CHARGE ON THE PURCHASE OF CLASS A SHARES OF A FUND, AN INVESTOR OR FINANCIAL ADVISOR SHOULD CONSIDER THE COMBINED MARKET VALUE OF ALL FUNDS IN THE RIVERSOURCE FAMILY OF FUNDS OWNED BY THE INVESTOR AS DEFINED UNDER "INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA)."

BUYING AND SELLING SHARES

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. NOT ALL FINANCIAL INTERMEDIARIES OFFER THE FUNDS. FINANCIAL INTERMEDIARIES THAT OFFER THE FUNDS MAY CHARGE YOU ADDITIONAL FEES FOR THE SERVICES THEY PROVIDE AND THEY MAY HAVE DIFFERENT POLICIES NOT DESCRIBED IN THIS PROSPECTUS. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

DESCRIPTION OF SHARE CLASSES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the "Fees and Expenses" table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class.

 INVESTMENT OPTIONS SUMMARY


                                                              Contingent Deferred                          Plan
                                                              Sales                   Distribution and/or  Administration
              AVAILABILITY(a)         Initial Sales Charge    Charge (CDSC)           Service Fee(b)       Services Fee
---------------------------------------------------------------------------------------------------------------------------------
Class A       Available to            Yes. Payable at time    No.(c)                  Yes.                 No.
              all investors.          of purchase. Lower or                           0.25%
                                      no sales charge for
                                      larger investments.
---------------------------------------------------------------------------------------------------------------------------------

Class         Available to            No. Entire purchase     Maximum 5% CDSC during  Yes.                 No.
  B(d)(e)(f)  all investors.          price is invested in    the first year          1.00%
                                      shares of the fund.     decreasing to 0% after
                                                              six years.
---------------------------------------------------------------------------------------------------------------------------------

Class C(f)    Available to            No. Entire purchase     1% CDSC may apply if    Yes.                 No.
              all investors.          price is invested in    you sell shares within  1.00%
                                      shares of the fund.     one year after
                                                              purchase.
---------------------------------------------------------------------------------------------------------------------------------

Class I       Limited to qualifying   No.                     No.                     No.                  No.
              institutional
              investors.
---------------------------------------------------------------------------------------------------------------------------------

Class R2      Limited to qualifying   No.                     No.                     Yes.                 Yes.
              institutional                                                           0.50%                0.25%
              investors.
---------------------------------------------------------------------------------------------------------------------------------

Class R3      Limited to qualifying   No.                     No.                     Yes.                 Yes.
              institutional                                                           0.25%                0.25%
              investors.
---------------------------------------------------------------------------------------------------------------------------------

Class R4      Limited to qualifying   No.                     No.                     No.                  Yes.
              institutional                                                                                0.25%
              investors.
---------------------------------------------------------------------------------------------------------------------------------



                                       B.3

                                                              Contingent Deferred                          Plan
                                                              Sales                   Distribution and/or  Administration
              AVAILABILITY(a)         Initial Sales Charge    Charge (CDSC)           Service Fee(b)       Services Fee
---------------------------------------------------------------------------------------------------------------------------------
Class R5      Limited to qualifying   No.                     No.                     No.                  No.
              institutional
              investors.
---------------------------------------------------------------------------------------------------------------------------------

Class W       Limited to qualifying   No.                     No.                     Yes.                 No.
              discretionary managed                                                   0.25%
              accounts.
---------------------------------------------------------------------------------------------------------------------------------

Class Y       Limited to qualifying   No.                     No.                     No.                  Yes.
              institutional                                                                                0.15%
              investors.
---------------------------------------------------------------------------------------------------------------------------------





(a) See "Buying and Selling Shares, Determining which class of shares to purchase" for more information on availability of share classes and eligible investors. See "Buying and Selling Shares, Opening an Account" for information on minimum investment and account balance requirements.
(b) For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.
(c) A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See "Buying and Selling Shares, Sales Charges, Class
    A -- contingent deferred sales charge" for more information. For all funds except money market funds.
(d) Class B shares automatically convert to Class A hares. See "Buying and Selling Shares, Sales Charges, Class B and Class C -- CDSC alternative" for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.
(e) Class B shares of RiverSource Short Duration U.S. Government Fund is closed to new investors and new purchases. Existing shareholders in this fund may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of this fund are maintained.
(f) The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.

DISTRIBUTION AND SERVICE FEES

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund's shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25% of the average daily net assets of Class A, Class B*, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund's distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. IF YOU MAINTAIN SHARES OF THE FUND DIRECTLY WITH THE FUND, WITHOUT WORKING DIRECTLY WITH A FINANCIAL INTERMEDIARY OR FINANCIAL ADVISOR, DISTRIBUTION AND SERVICE FEES MAY BE RETAINED BY THE DISTRIBUTOR AS REIMBURSEMENT FOR INCURRING CERTAIN DISTRIBUTION AND SHAREHOLDER SERVICING RELATED EXPENSES.

 * For money market funds that offer Class B shares, the distributor has currently agreed not to be reimbursed by the fund for distribution (12b-1) fees equal to 0.10% of the stated amount for Class B shares.

PLAN ADMINISTRATION FEE

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

DETERMINING WHICH CLASS OF SHARES TO PURCHASE

Each of the fund's classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

- The amount you plan to invest.

- How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

- Whether you may be eligible for reduced or no sales charges when you buy or sell shares.


                                       B.4

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

CLASS A, CLASS B AND CLASS C SHARES*

New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See "Sales Charges, Initial Sales Charge -- Rights of Accumulation" for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See "Class B and Class C -- CDSC alternative" for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

 * For money market funds, new investments must be made in Class A shares of the fund. The fund offers Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

CLASS I SHARES.

The following eligible investors may purchase Class I shares:

- Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

CLASS R SHARES.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4 and Class R5 shares:

- Qualified employee benefit plans.

- Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

- Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

- State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

- Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

- Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

- Bank trust departments.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

CLASS W SHARES.

The following eligible investors may purchase Class W shares:

- Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.


                                       B.5

IN ADDITION, FOR CLASS I, CLASS R AND CLASS W SHARES, THE DISTRIBUTOR, IN ITS SOLE DISCRETION, MAY ACCEPT OR AUTHORIZE FINANCIAL INTERMEDIARIES TO ACCEPT INVESTMENTS FROM OTHER PURCHASERS NOT LISTED ABOVE.

Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.

SALES CHARGES

CLASS A -- INITIAL SALES CHARGE ALTERNATIVE:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

INITIAL SALES CHARGE(A) FOR CLASS A SHARES

For equity funds and funds-of-funds (equity)

                                                                                            Maximum reallowance
                                                    AS A % OF             As a % of              as a % of
TOTAL MARKET VALUE                              PURCHASE PRICE(b)    net amount invested       purchase price
---------------------------------------------------------------------------------------------------------------
Up to $49,999                                          5.75%                 6.10%                  5.00%
$50,000--$99,999                                       4.75                  4.99                   4.00
$100,000--$249,999                                     3.50                  3.63                   3.00
$250,000--$499,999                                     2.50                  2.56                   2.15
$500,000--$999,999                                     2.00                  2.04                   1.75
$1,000,000 or more                                     0.00                  0.00                   0.00(c),(d)


For fixed income funds except those listed below and funds-of-funds (fixed income)

                                                                                            Maximum reallowance
                                                    AS A % OF             As a % of              as a % of
TOTAL MARKET VALUE                              PURCHASE PRICE(b)    net amount invested       purchase price
---------------------------------------------------------------------------------------------------------------
Up to $49,999                                          4.75%                 4.99%                  4.00%
$50,000--$99,999                                       4.25                  4.44                   3.50
$100,000--$249,999                                     3.50                  3.63                   3.00
$250,000--$499,999                                     2.50                  2.56                   2.15
$500,000--$999,999                                     2.00                  2.04                   1.75
$1,000,000 or more                                     0.00                  0.00                   0.00(c),(d)


For RiverSource Short Duration U.S. Government Fund

                                                                                            Maximum reallowance
                                                    AS A % OF             As a % of              as a % of
TOTAL MARKET VALUE                              PURCHASE PRICE(b)    net amount invested       purchase price
---------------------------------------------------------------------------------------------------------------
Up to $49,999                                          3.00%                 3.09%                  2.50%
$50,000--$99,999                                       3.00                  3.09                   2.50
$100,000--$249,999                                     2.50                  2.56                   2.15
$250,000--$499,999                                     2.00                  2.04                   1.75
$500,000--$999,999                                     1.50                  1.52                   1.25
$1,000,000 or more                                     0.00                  0.00                   0.00(c),(d)


(a) Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
(b) Purchase price includes the sales charge.
(c) Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.
(d) For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See "Initial Sales Charge -- Waivers of the sales charge for Class A shares" for employee benefit plan eligibility rules.


                                       B.6

There is no initial sales charge on reinvested dividends or capital gain distributions.

INITIAL SALES CHARGE -- RIGHTS OF ACCUMULATION (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

- Your current investment in a fund; and

- Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

- Individual or joint accounts;

- Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

- UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

- Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

- Accounts held in the name of your, your spouse's, or your domestic partner's sole proprietorship or single owner limited liability company or S corporation; and

- Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are NOT eligible to be included in your ROA group in order to determine the sales charge on your purchase:

- Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

- Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

- Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

- Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

- Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

INITIAL SALES CHARGE -- LETTER OF INTENT (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds' Class A

                                       B.7
shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

INITIAL SALES CHARGE -- WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES. Sales charges do not apply to:

- current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse's or domestic partner's parents.

- portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse's or domestic partner's parents.

- partners and employees of outside legal counsel to the funds or the funds' directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

- direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

- purchases made:

  - with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

  - through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

  - through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

  - through bank trust departments.

- separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

- purchases made through "employee benefit plans" created under section 401(a), 401(k), 457 and 403(b) which:

  - have at least $1 million in plan assets at the time of investment; and

  - have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

  - transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds' website at riversource.com or seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

CLASS A -- CONTINGENT DEFERRED SALES CHARGE

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.


                                       B.8

CDSC -- WAIVERS OF THE CDSC FOR CLASS A SHARES. The CDSC will be waived on sales of shares:

- to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

- purchased through reinvestment of dividends and capital gain distributions.

- in the event of the shareholder's death.

- from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

- in an account that has been closed because it falls below the minimum account balance.

- that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

- that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

- of RiverSource funds purchased prior to Dec. 1, 2008.

- initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS B AND CLASS C -- CDSC ALTERNATIVE

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and Class C shares have limitations on the amount you may invest in those share classes. If you are considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

FOR CLASS B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

IF THE SALE IS MADE DURING THE:                                       THE CDSC PERCENTAGE RATE IS:*
First year                                                                          5%
Second year                                                                         4%
Third year                                                                          3%**
Fourth year                                                                         3%
Fifth year                                                                          2%
Sixth year                                                                          1%
Seventh or eighth year                                                              0%


* Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.
** For shares purchased in a RiverSource fund prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.


                                       B.9

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

FOR CLASS C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See "Buying and Selling Shares -- Distribution and Service Fees." A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

EXAMPLE

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC -- WAIVERS OF THE CDSC FOR CLASS B SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

- sold under an approved substantially equal periodic payment arrangement.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CDSC -- WAIVERS OF THE CDSC FOR CLASS C SHARES. The CDSC will be waived on sales of shares:

- in the event of the shareholder's death.

- to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

- that result from required minimum distributions taken from retirement accounts upon the shareholders' attainment of age 70 1/2.

- initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

- by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CLASS I, CLASS R2, CLASS R3, CLASS R4, CLASS R5 AND CLASS W -- NO SALES CHARGE. For each of Class I, Class R2, Class R3, Class R4, Class R5 and Class W there is no initial sales charge or CDSC.

The fund's Board believes that no conflict of interest currently exists between the fund's classes of shares. On an ongoing basis, the Board, in the exercise of its fiduciary duties, seeks to ensure that no such conflicts arise.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial intermediary through which you are investing in the fund may not be able to open an account for you. If the fund or the financial

                                      B.10
intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund's transfer agent.

 METHODS OF PURCHASING SHARES

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

CLASS B SHARES OF RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND ARE CLOSED TO NEW INVESTORS AND NEW PURCHASES. EXISTING SHAREHOLDERS IN THIS FUND MAY CONTINUE TO OWN CLASS B SHARES AND MAKE EXCHANGES INTO AND OUT OF EXISTING ACCOUNTS WHERE CLASS B SHARES OF THIS FUND ARE MAINTAINED.

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS       The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

--------------------------------------------------------------------------------
ACCOUNT ESTABLISHED WITH THE FUND



BY MAIL You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained at riversource.com or seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                   Mail your check and completed application to:

                   REGULAR MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041

                   EXPRESS MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

--------------------------------------------------------------------------------

BY WIRE OR ACH     Fund shares purchased in an account established and
                   maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund's transfer agent of the wire and to receive further instructions.

                   If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY EXCHANGE        Call (800) 221-2450 or send signed written instructions to the address above.


--------------------------------------------------------------------------------



                                      B.11

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                 FOR ALL FUNDS, CLASSES AND ACCOUNTS EXCEPT THOSE
                                 LISTED TO THE RIGHT (NONQUALIFIED)                  TAX QUALIFIED ACCOUNTS    CLASS W

---------------------------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT               $2,000                                              $1,000                    $500
---------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS           $100                                                $100                      None
---------------------------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE*                 $1,000                                              None                      $500


    *If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.
 -------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE -- SCHEDULED INVESTMENT PLANS

                                 FOR ALL FUNDS, CLASSES AND ACCOUNTS EXCEPT THOSE
                                 LISTED TO THE RIGHT (NONQUALIFIED)                  TAX QUALIFIED ACCOUNTS    CLASS W

---------------------------------------------------------------------------------------------------------------------------------

INITIAL INVESTMENT               $100(a)                                             $100(b)                   $500
---------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INVESTMENTS           $100                                                $50                       None
---------------------------------------------------------------------------------------------------------------------------------

ACCOUNT BALANCE**                None(b)                                             None                      $500


   **If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.
  (a)Money Market Funds -- $2,000
  (b)Money Market Funds -- $1,000
 -------------------------------------------------------------------------------

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

IMPORTANT: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.


EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

 WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INTERMEDIARY

ALL REQUESTS       You can exchange or sell shares by having your financial
                   intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE FUND

BY MAIL            Mail your exchange or sale request to:

                   REGULAR MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                P.O. BOX 8041
                                BOSTON, MA 02266-8041


 -------------------------------------------------------------------------------



                                      B.12

BY MAIL (CONT.)

                   EXPRESS MAIL RIVERSOURCE FAMILY OF FUNDS
                                C/O BOSTON FINANCIAL
                                30 DAN ROAD
                                CANTON, MA 02021-2809

                   Include in your letter:

                   - your name

                   - the name of the fund(s)

                   - your account number

                   - the class of shares to be exchanged or sold

                   - your Social Security number or Employer Identification
                     number

                   - the dollar amount or number of shares you want to exchange or sell

                   - specific instructions regarding delivery or exchange
                     destination

                   - signature(s) of registered account owner(s)

                   - any special documents the transfer agent may require in
                     order to process your order

                   Corporate, trust or partnership accounts may need to send additional documents.

                   Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                   A Medallion Signature Guarantee is required if:

                   - Amount is over $50,000.

                   - You want your check made payable to someone other than the registered account owner(s).

                   - Your address of record has changed within the last 30 days.

                   - You want the check mailed to an address other than the
                     address of record.

                   - You want the proceeds sent to a bank account not on file.

                   - You are the beneficiary of the account and the account
                     owner is deceased (additional documents may be required).

                   A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

                   NOTE: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

--------------------------------------------------------------------------------

BY TELEPHONE       Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests.
                   Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges
                   NOT apply by writing to the address above.

                   Payment will be mailed to the address of record and made payable to the names listed on the account.

                   Telephone sale requests are limited to $50,000 per day.

--------------------------------------------------------------------------------



BY WIRE OR ACH     You can wire money from your fund account to your bank
                   account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip.

                   Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

                   A service fee may be charged against your account for each wire sent.


 -------------------------------------------------------------------------------



                                      B.13

BY WIRE OR
ACH (CONT.)
                   Minimum amount:

                   by ACH: $100

                   by wire: $500

                   Your bank or financial intermediary may charge additional fees for wire transactions.

--------------------------------------------------------------------------------



BY SCHEDULED       You may elect to receive regular periodic payments through an
PAYOUT PLAN        automatic sale of shares. See the SAI for more information.

--------------------------------------------------------------------------------

CHECK REDEMPTION SERVICE

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

EXCHANGES

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

IF YOU HOLD YOUR FUND SHARES IN AN ACCOUNT WITH AMERIPRISE FINANCIAL SERVICES, YOU MAY HAVE LIMITED EXCHANGEABILITY WITHIN THE RIVERSOURCE FAMILY OF FUNDS.

MARKET TIMING

SHORT-TERM TRADING AND OTHER SO-CALLED MARKET TIMING PRACTICES ARE FREQUENT TRADING PRACTICES BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

FOR A FUND ORGANIZED AS A FUND-OF-FUND, ITS ASSETS CONSIST PRIMARILY OF SHARES OF THE UNDERLYING FUNDS IN WHICH IT INVESTS. THE UNDERLYING FUNDS MAY BE MORE SUSCEPTIBLE TO THE RISKS OF MARKET TIMING. FUNDS THAT INVEST DIRECTLY IN SECURITIES THAT TRADE INFREQUENTLY MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF INEFFICIENCIES IN THE SECURITIES MARKETS. FUNDS AND THE UNDERLYING FUNDS THAT INVEST IN SECURITIES THAT TRADE ON OVERSEAS SECURITIES MARKETS MAY BE VULNERABLE TO MARKET TIMERS WHO SEEK TO TAKE ADVANTAGE OF CHANGES IN THE VALUES OF SECURITIES BETWEEN THE CLOSE OF OVERSEAS MARKETS AND THE CLOSE OF U.S. MARKETS, WHICH IS GENERALLY THE TIME AT WHICH A FUND'S NAV IS CALCULATED. TO THE EXTENT THAT A FUND OR UNDERLYING FUND HAS SIGNIFICANT HOLDINGS OF SMALL CAP STOCKS, FLOATING RATE LOANS, HIGH YIELD BONDS, TAX-EXEMPT SECURITIES OR FOREIGN SECURITIES, THE RISKS OF MARKET TIMING MAY BE GREATER FOR THE FUND THAN FOR OTHER FUNDS. SEE "PRINCIPAL INVESTMENT STRATEGIES" FOR A DISCUSSION OF THE TYPES OF SECURITIES IN WHICH YOUR FUND INVESTS. SEE "PRICING AND VALUING OF FUND SHARES" FOR A DISCUSSION OF THE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE FUNDS' BOARD HAS ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING THAT MAY BE HARMFUL TO THE FUNDS. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

- The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board's policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or

                                      B.14
  clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund's ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

- The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

- If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

- Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.


                                      B.15

Other exchange policies:

- Exchanges must be made into the same class of shares of the share class being exchanged out of.

- Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

- If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

- Once the fund receives your exchange request, you cannot cancel it after the market closes.

- Shares of the purchased fund may not be used on the same day for another exchange or sale.

- New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

- If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

- Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

- If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

                                                                           TO OTHER FUNDS
FROM A MONEY MARKET FUND                                           -----------------------------
                                                                   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Class A                                                              Yes        Yes        Yes
Class B                                                               No        Yes         No
Class C                                                               No         No        Yes



                                                                       TO A MONEY MARKET FUND
FROM OTHER FUNDS                                                   -----------------------------
                                                                   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------
Class A                                                              Yes         No         No
Class B                                                               No        Yes         No
Class C                                                               No         No        Yes


If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

SELLING SHARES

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

REPURCHASES. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the

                                      B.16
shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund's transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

PRICING AND VALUING OF FUND SHARES

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-fund, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's or underlying fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund's or an underlying fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's or underlying fund's shares may change on days when shareholders will not be able to purchase or sell the fund's or underlying fund's shares.

For money markets funds -- The fund's investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of

                                      B.17
income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

FOR TAXABLE FUNDS. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

FOR TAX-EXEMPT FUNDS. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.


                                      B.18

For a fund organized as a fund-of-fund, because most of the fund's investments are shares of underlying funds, the tax treatment of the fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. NOT ALL FINANCIAL INSTITUTIONS ARE AUTHORIZED TO SELL THE RIVERSOURCE FAMILY OF FUNDS AND CERTAIN FINANCIAL INTERMEDIARIES THAT OFFER THE RIVERSOURCE FAMILY OF FUNDS MAY NOT OFFER ALL FUNDS ON ALL INVESTMENT PLATFORMS. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution and/or service (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares, Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


                                      B.19

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary's organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary's registered representatives or preferred access to the financial intermediary's customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary's pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company's success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant. Additional information concerning the amount and calculation of these payments is available in the fund's SAI.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.


                                      B.20

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary. The SAI contains additional detail regarding payments made by the distributor to financial intermediaries.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See "Buying and Selling Shares."

ADDITIONAL MANAGEMENT INFORMATION

AFFILIATED PRODUCTS. RiverSource Investments serves as investment manager to all funds in the RiverSource Family of Funds, including those that are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other funds (funds of funds) in the RiverSource Family of Funds (collectively referred to as underlying funds) and to discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in underlying funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of the underlying funds, and RiverSource Investments seeks to balance potential conflicts between the affiliated products and the underlying funds in which they invest. The affiliated products investment in the underlying funds may also have the effect of creating economies of scale (including lower expense ratios) because the affiliated products may own substantial portions of the shares of underlying funds and, comparatively, a redemption of underlying fund shares by one or more affiliated products could cause the expense ratio of an underlying fund to increase as its fixed costs would be spread over a smaller asset base. Because of these large positions of the affiliated products, the underlying funds may experience relatively large purchases or redemptions. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, underlying funds may experience increased expenses as they buy and sell securities to manage these transactions. When RiverSource Investments structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, these affiliated products, including funds of funds, may pay more or less for shares of the underlying funds than if the transactions were executed in one transaction. In addition, RiverSource Investments has an economic conflict of interest in determining the allocation of the affiliated products' assets among the underlying funds as it earns different fees from the underlying funds. RiverSource Investments monitors expense levels of the funds and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts. See the SAI for information on the percent of the fund owned by affiliated products.

CASH RESERVES. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Information regarding certain pending and settled legal proceedings may be found in the fund's shareholder reports and in the SAI. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


                                      B.21

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

EXHIBIT C

SUMMARY OF INTEGRATION RELATED CHANGES

At its January 8, 2009 meeting, the Board approved certain changes to the Seligman Funds' share class structure, service provider arrangements and shareholder service policies, including:

SHARE CLASS STRUCTURE. Approval of the re-designation of each Seligman Fund's Class R shares as Class R2 shares and Class I shares as Class R5 shares, as applicable, with a shareholder servicing and pricing structure consistent with Class R2 and Class R5 shares offered by other funds in the RiverSource Family of Funds, discussed below.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Approval of changes to each Seligman Fund that is a Buying Fund's (i) Administrative Services Agreement to add a fee schedule consistent with the fee schedules for other, comparable funds in the RiverSource Family of Funds, and (ii) Investment Management Services ("IMS") Agreement to reduce the fee by an amount at least equal to the amount of the increase in the fee under the Administrative Services Agreement. (IMS and Administration Agreements for Seligman Funds that are Selling Funds were not considered at this time.)

TRANSFER AGENCY AND SHAREHOLDER SERVICING, AND PLAN ADMINISTRATION. Approval of a transition to RiverSource Service Corporation (RSC) as the Seligman Funds' transfer and shareholder servicing agent, including adoption of the fee structure paid by other funds in the RiverSource Family of Funds. The Seligman Funds previous transfer and shareholder servicing agent allocated 100% of its expenses to the Seligman Funds that benefited from the services it provided. Under the new pricing structure, fees are either asset based (Class R2 and Class
R5) or account based (Class A, Class B and Class C). See the Reorganization SAI for more information. For Seligman Fund's Class R shares (to be re-designated as Class R2 shares), approval of this pricing structure included adoption of a Plan Administration Agreement, which includes an asset based fee.

CUSTODY AND SECURITIES LENDING. Approval of a transition from State Street Bank & Trust, Co. to JPMorgan Bank, N.A. ("JPMorgan") as custodian, and approval of JPMorgan as securities lending agent (the Seligman Funds did not previously have securities lending arrangements).

SHAREHOLDER SERVICE POLICIES. Approval of changes to certain shareholder service policies establishing a consistent shareholder experience across the combined RiverSource Family of Funds. Certain of these changes are described below (newly applicable shareholder service policies are set forth in Exhibit B):

  Class A at Net Asset Value. Adopt a uniform set of investor classes eligible for waiver of Class A share front-end sales load across RiverSource Family of Funds.

  Class A Front-End Sales Load and Breakpoint Structure. Adopt (i) a uniform breakpoint schedule for fixed-income and equity funds, increasing the first and second breakpoint from fixed-income and equity funds, respectively, from 4.5% to 4.75%, and (ii) a uniform dealer reallowance structure, paying out to financial intermediaries a maximum of 2.15% instead of 2.25% at the fourth breakpoint (no impact to shareholders).

  Class B Contingent Deferred Sales Charge Waivers. Adopt a uniform set of investor class waivers of CDSC on Class B shares across RiverSource Family of Funds.

  Class B Conversion to Class A. Adopt a uniform time horizon for conversion from Class B shares to Class A shares in the month after the eighth year of ownership. For Class B shares sold prior to the change, previous conversion rules apply.

  Class C Contingent Deferred Sale Charge Waivers. Adopt a uniform set of investor class waivers of CDSC on Class C shares across RiverSource Family of Funds.

  Class R (Re-designated Class R2) Contingent Deferred Sales Charge. Eliminate the CDSC on Class R (re-designated Class R2) shares.

  Repurchase Policy. Adopt repurchase policy of 90 days and require that, for Class B shares sold, repurchases will be put into Class A shares at net asset value.


                                       C.1

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

EXHIBIT D

COMPARISON OF ORGANIZATIONAL DOCUMENTS

This chart highlights material differences between the terms of the Articles of Incorporation and By-Laws of Seligman Asset Allocation Series, Inc. (a "Seligman Maryland Corporation"), of which each of Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund is a series, and RiverSource Market Advantage Series, Inc. (a "RiverSource Minnesota Corporation"), of which each of RiverSource Portfolio Builder Total Equity Fund, RiverSource Portfolio Builder Aggressive Fund and RiverSource Portfolio Builder Moderate Aggressive Fund is a series.


-------------------------------------------------------
SHAREHOLDER LIABILITY
-------------------------------------------------------
SELIGMAN        Under the Maryland General Corporation
MARYLAND        Law ("MGCL"), a stockholder of a
CORPORATIONS    corporation is not obligated to the
                corporation or its creditors with
                respect to the stock, except to the
                extent that the subscription price or
                other agreed upon price for the stock
                has not been paid or liability is
                otherwise imposed under the MGCL.
-------------------------------------------------------
RIVERSOURCE     Under Minnesota law, a shareholder's
MINNESOTA       liability to the corporation or its
CORPORATIONS    creditors is limited to paying the
                amount agreed to be paid for the shares
                which the shareholder holds or has
                agreed to purchase.
-------------------------------------------------------
SHAREHOLDER VOTING RIGHTS
-------------------------------------------------------
SELIGMAN        On each matter submitted to vote of the
MARYLAND        stockholders, each holder of a share of
CORPORATIONS    any series or class issued by the
                corporation ("Common Stock") is
                entitled to one vote for each share
                standing held irrespective of the
                series of Common Stock ("Series") and
                all shares of all Series will vote as a
                single class ("Single Class Voting");
                except, that (a) as to any matter
                requiring a separate vote of any Series
                by the 1940 Act or would be required
                under the MGCL, the requirements as to
                a separate vote by that Series apply in
                lieu of Single Class Voting as
                described above; (b) in the event that
                the separate vote requirements referred
                to in (a) above apply with respect to
                one or more Series, then, subject to
                (c) below, the shares of all other
                Series will vote as a single class; and
                (c) as to any matter which does not
                affect the interest of a particular
                Series, only the holders of shares of
                the one or more affected Series will be
                entitled to vote.

                Holders of shares of Common Stock of
                the corporation are not be entitled to
                cumulative voting in the election of
                Directors or on any other matter.

                As to any matter with respect to which
                a separate vote of any class is
                required by the 1940 Act or by MGCL
                (including, without limitation,
                approval of any plan, agreement or
                other arrangement relating to
                expenses), such requirement as to a
                separate vote by the class applies in
                lieu of single class voting, and, if
                permitted by the 1940 Act or any rules,
                regulations or orders thereunder and
                MGCL, all classes of a particular
                Series vote together as a single class
                on any matter that has the same effect
                on each class of that Series. As to any
                matter that does not affect the
                interest of a particular class, only
                the holders of shares of the affected
                class are entitled to vote.
-------------------------------------------------------
RIVERSOURCE     At all meetings of the shareholders,
MINNESOTA       each shareholder of record entitled to
CORPORATIONS    vote is entitled to one vote for each
                dollar of net asset value (number of
                shares owned times net asset value per
                share) and each fractional dollar
                amount is entitled to a proportionate
                fractional vote.

                Shareholders have the power to vote (i)
                for the election of directors; (ii) on
                most amendments to the corporation's
                Articles of Incorporation and on
                certain amendments to the corporation's
                By-Laws; (iii) on certain proposed
                mergers and exchanges to which the
                corporation is a party; (iv) on the
                proposed sale of all or substantially
                all of the corporation's property and
                assets not in the usual and regular
                course of its business; and (v) on the
                proposed dissolution of the
                corporation.

                At all elections of directors, each
                shareholder is entitled to as many
                votes equal to the number of dollars of
                net asset value of shares owned
                multiplied by the number of directors
                to be elected and may cast all of such
                votes for a single director or may
                distribute them among the number to be
                voted for, or any two or more of them.

                The standard form of certifying
                resolution creating rights and
                preferences for series of capital stock
                provides that each share may be voted
                by series (i) as required by the
                provisions of the 1940 Act and all
                rules and regulations promulgated
                thereunder; (ii) when the Board of
                Directors ("board of directors")
                determines that a matter affects series
                in a materially different way; or (iii)
                when the board of directors determines
                a matter affects only one or some of
                the series. In addition, under
                Minnesota law, shareholders are
                entitled to vote as separate series or
                classes with respect to certain
                amendments to the corporation's
                Articles of Incorporation and on
                certain mergers and exchanges to which
                the corporation is a party.


-------------------------------------------------------


                                       D.1

-------------------------------------------------------
SHAREHOLDER MEETINGS
-------------------------------------------------------
SELIGMAN        Regular stockholder meetings are not
MARYLAND        required, unless stockholders are
CORPORATIONS    required to meet for the purposes of
                electing directors pursuant to the 1940
                Act.

                The chairman of the board, president,
                chief executive officer or Board of
                Directors may call a special meeting of
                the stockholders.

                In addition, a special meeting of
                stockholders shall be called by the
                secretary of the corporation on the
                written request of stockholders holding
                at least a majority of the voting power
                of all shares entitled to vote. The
                stockholders must send written notice
                to the secretary and other procedural
                requirements must be met.

                The secretary of the Corporation will
                also call a special meeting of the
                stockholders on the written request of
                stockholders entitled to cast not less
                than a majority of all the votes
                entitled to be cast at such meeting.
                Any stockholder of record seeking to
                have stockholders request a special
                meeting must send written notice to the
                secretary (the "Record Date Request
                Notice") requesting the Board of
                Directors to fix a record date to
                determine the stockholders entitled to
                request a special meeting (the "Request
                Record Date"). The Record Date Request
                Notice must state the purpose of the
                meeting and the matters proposed to be
                acted on it, signed by one or more
                stockholders of record as of the date
                of signature, bear the date of
                signature of each such stockholder (or
                their agent) and state all information
                that must be disclosed in solicitations
                of proxies for election of directors in
                an election contest (even if an
                election contest is not involved), or
                is otherwise required, pursuant to
                Regulation 14A (or any successor
                provision) under the Securities
                Exchange Act of 1934, as amended (the
                "Exchange Act"). Upon receiving the
                Record Date Request Notice, the Board
                of Directors may fix a Request Record
                Date that may not precede and also not
                be more than ten days after the close
                of business on the date on which the
                resolution fixing the Request Record
                Date is adopted by the Board of
                Directors. If the Board of Directors,
                within ten days after the date on which
                a valid Record Date Request Notice is
                received, fails to adopt a resolution
                fixing the Request Record Date, the
                Request Record Date shall be the close
                of business on the tenth day after the
                first date on which the Record Date
                Request Notice is received by the
                secretary.

                In order for any stockholder to request
                a special meeting, one or more written
                requests for a special meeting signed
                by stockholders of record (or their
                agents) as of the Request Record Date
                entitled to cast not less than a
                majority (the "Special Meeting
                Percentage") of all of the votes
                entitled to be cast at such meeting
                (the "Special Meeting Request") must be
                delivered to the secretary.
                Additionally, the Special Meeting
                Request (a) shall set forth the purpose
                of the meeting and the matters proposed
                to be acted on at it (which is limited
                to the lawful matters set forth in the
                Record Date Request Notice received by
                the secretary), (b) shall bear the date
                of signature of each such stockholder
                (or such agent) signing the Special
                Meeting Request, (c) shall set forth
                the name and address, as they appear in
                the Corporation's books, of each
                stockholder signing such request (or on
                whose behalf the Special Meeting
                Request is signed) and the class,
                series and number of all shares of
                stock of the Corporation which are
                owned by each such stockholder, and the
                nominee holder for, and number of,
                shares owned by such stockholder
                beneficially but not of record, (d)
                shall be sent to the secretary by
                registered mail, return receipt
                requested, and (e) shall be received by
                the secretary within 60 days after the
                Request Record Date. Any stockholder
                requesting a special stock holder
                meeting may revoke his, her or its
                request for a special meeting at any
                time by written revocation delivered to
                the secretary.

                The secretary will inform the
                requesting stockholders of the
                reasonably estimated cost of preparing
                and mailing the notice of meeting
                (including the Corporation's proxy
                materials). The secretary shall not be
                required to call a special meeting upon
                stockholder request and such meeting
                shall not be held unless, in addition
                to the aforementioned documents, the
                secretary receives payment of such
                reasonably estimated cost prior to the
                mailing of any notice of the meeting.
                Any special meeting to be held pursuant
                to stockholders' request may not be
                held more than 90 days after the record
                date for the meeting.
-------------------------------------------------------
RIVERSOURCE     Regular shareholder meetings are not
MINNESOTA       required; however, a majority of
CORPORATIONS    directors present at a duly held
                meeting may call a regular meeting of
                shareholders by fixing the date, time
                and place for a meeting.

                If a regular meeting of shareholders
                has not been held during the
                immediately preceding 15 months, a
                shareholder or shareholders holding
                three percent or more of the voting
                power of all shares entitled to vote
                may demand a regular meeting of
                shareholders by written notice of
                demand given to the chief executive
                officer or chief financial officer.
                Within 30 days after receipt of the
                demand by one of those officers, the
                board of directors must cause a regular
                meeting of shareholders to be called
                and held on notice no later than 90
                days after receipt of the demand, all
                at the expense of the Fund.

                Special meetings of the shareholders
                may be called at any time as provided
                for by the laws of the State of
                Minnesota.

                In addition, a special meeting of
                shareholders may be called at any time
                by a shareholder or shareholders
                holding 10% or more of the voting power
                of all shares entitled to vote, except
                that a special meeting for the purpose
                of considering any action to directly
                or indirectly facilitate or effect a
                business combination must be called by
                25% or more of the voting power of all
                shares entitled to vote.


                                       D.2

-------------------------------------------------------
SHAREHOLDER QUORUM
-------------------------------------------------------
SELIGMAN        The presence in person or by proxy of
MARYLAND        the holders of record of one-third of
CORPORATIONS    the shares of all Series and classes
                issued and outstanding and entitled to
                vote  at a meeting constitute a quorum
                except as otherwise provided by law or
                the Articles of Incorporation. Where
                the holders of shares of any Series or
                class are entitled to vote separately
                as a class, the presence in person or
                by proxy of the holders of one-third of
                the shares of that separate class
                issued and outstanding and entitled to
                vote at the meeting constitutes a
                quorum for that vote.

                If a quorum is not present or
                represented at the meeting, the holders
                of a majority of the shares present in
                person or by proxy and entitled to vote
                have the power to adjourn the meeting
                without notice other than announcement
                at the meeting, until a quorum is
                present. If, however, such quorum shall
                not be present at any meeting of the
                stockholders, the stockholders or the
                chairman of the meeting shall have the
                power to adjourn the meeting from time
                to time to a date not more than 120
                days after the original record date
                without notice other than announcement
                at the meeting.  At any adjourned
                meeting at which a quorum may be
                present, any business may be transacted
                which might have been transacted at the
                meeting as originally called.

                The absence from any meeting of
                stockholders of the number of shares in
                excess of one-third of the shares of
                all Series and classes, or of the
                affected Series, class or classes, as
                the case may be, which may be required
                by the laws of the State of Maryland,
                the 1940 Act or any other applicable
                law or the Articles of Incorporation,
                for action upon any given matter will
                not prevent action of such meeting upon
                any other matter or matters which may
                properly come before the meeting, if
                there shall be present thereat, in
                person or by proxy, holders of the
                number of shares required for action in
                respect of such other matter or
                matters. Notwithstanding any provision
                of law requiring any action to be taken
                or authorized by the holders of a
                greater proportion than a majority of
                the shares of all Series and classes or
                of the shares of a particular Series,
                class or classes, as the case may be,
                entitled to vote thereon, such action
                will be valid and effective if taken or
                authorized by the affirmative vote of
                the holders of a majority of the shares
                of all Series and classes or of such
                particular Series, Class or classes, as
                the case may be, outstanding and
                entitled to vote thereon.

                The stockholders present either in
                person or by proxy, at a meeting which
                has been duly called and convened, may
                continue to transact business until
                adjournment, notwithstanding the
                withdrawal of enough stockholders to
                leave less than a quorum.
-------------------------------------------------------
RIVERSOURCE     The holders of at least 10% of the
MINNESOTA       shares outstanding and entitled to
CORPORATIONS    vote, present in person or by proxy,
                constitute a quorum, but the holders of
                a smaller amount may adjourn without
                further notice, other than by notice at
                the time, until a quorum is secured at
                any such adjourned meeting. In case a
                quorum is not present, the meeting may
                be adjourned without notice other than
                by notice at the meeting. At any
                adjourned meeting at which a quorum may
                be present, any business may be
                transacted which might have been
                transacted at the meeting as originally
                called.
-------------------------------------------------------
SHAREHOLDER CONSENT
-------------------------------------------------------
SELIGMAN        Under the MGCL, if authorized by the
MARYLAND        charter of the corporation, the holders
CORPORATIONS    of common stock entitled to vote
                generally in the election of directors
                may take action or consent to any
                action by delivering a consent in
                writing or by electronic transmission
                of the stockholders entitled to cast
                not less than the minimum number of
                votes that would be necessary to
                authorize or take the action at a
                stockholders meeting. The corporation's
                charter does not authorize such action;
                therefore, any action required or
                permitted of stockholders must be taken
                at a meeting.
-------------------------------------------------------
RIVERSOURCE     An action required or permitted to be
MINNESOTA       taken at a shareholder meeting may be
CORPORATIONS    taken by written action signed, or
                consented to by authorized electronic
                communication, by all of the
                shareholders entitled to vote on that
                action. Such a written action is not
                effective if it is signed or consented
                to by fewer than all the shareholders
                entitled to vote on the action.

-------------------------------------------------------

-------------------------------------------------------
NOTICE TO SHAREHOLDERS OF RECORD DATE
-------------------------------------------------------
SELIGMAN        In general, stockholders entitled to
MARYLAND        vote at or notice of a stockholder
CORPORATIONS    meeting must be given written notice of
                at least 10 days and not more than 90
                days before the meeting. Unless
                otherwise required by statute, any
                business may be conducted at the annual
                meeting without being designated in the
                notice. No business may be transacted
                at a special meeting of stockholders
                except as  specifically designated in
                the notice.

                The Board of Directors may set a record
                date for the purpose of determining the
                stockholders entitled to notice of or
                to vote at a stockholder meeting. The
                record date cannot be more than 90 days
                or less than 10 days before the date of
                the meeting. Instead of fixing a record
                date, the Board of Directors may close
                the stock transfer books for not more
                than 20 days. If the stock transfer
                books are closed for this purpose, they
                must be closed for at least 10 days
                before the date of the meeting.
-------------------------------------------------------
RIVERSOURCE     In general, shareholders who are
MINNESOTA       entitled to vote at a shareholder
CORPORATIONS    meeting must be given notice of the
                meeting at least 10 and not more than
                60 days before the meeting. In certain
                cases, the notice of meeting must
                include specified information required
                by Minnesota law.

                The Board can establish a record date
                for determining the shareholders who
                are entitled to vote at a shareholder
                meeting. The record date cannot be more
                than 60 days before the date of the
                meeting.


                                       D.3

-------------------------------------------------------
SHAREHOLDER PROXIES
-------------------------------------------------------
SELIGMAN        A stockholder may cast the votes by the
MARYLAND        stockholder in person or by proxy
CORPORATIONS    executed by the stockholder or by the
                stockholder's duly authorized agent in
                any manner permitted or not prohibited
                by law. The proxy or evidence of
                authorization of the proxy must be
                filed with the secretary of the
                corporation before or at the meeting.
                No proxy is valid more than eleven
                months after its date unless otherwise
                provided in the proxy.
-------------------------------------------------------
RIVERSOURCE     At each shareholder meeting, the polls
MINNESOTA       may be opened and closed, the proxies
CORPORATIONS    and ballots may be received and taken
                in charge, and all questions touching
                the qualification of voters, the
                validity of proxies, and acceptances or
                rejections of votes may be decided by
                two inspectors of election.

                Minnesota law provides that
                shareholders can submit proxies in
                writing or by telephonic transmission
                or authenticated electronic
                communication. It also provides that
                the Board can establish procedures
                whereby a record holder can certify in
                writing that another person is the
                beneficial owner of shares, and the
                beneficial owner then can vote the
                shares or appoint a proxy.
-------------------------------------------------------
DIRECTORS' POWER TO AMEND ARTICLES OF INCORPORATION
-------------------------------------------------------
SELIGMAN        The corporation may amend the Articles
MARYLAND        of Incorporation if a majority of all
CORPORATIONS    the shares at the time issued and
                outstanding and entitled to vote, vote
                in favor of the amendment, or consent
                in writing to such amendment.
-------------------------------------------------------
RIVERSOURCE     The Articles of Incorporation, or any
MINNESOTA       provision hereof, may be amended,
CORPORATIONS    altered, changed or repealed in a
                manner prescribed by the laws of the
                State of Minnesota. The Board, acting
                without shareholder approval, can amend
                the corporation's Articles of
                Incorporation to (i) change the name of
                the corporation; (ii) increase or
                decrease, but not below the number of
                then-outstanding shares, the aggregate
                number of shares the corporation has
                authority to issue, including shares of
                any class or series; and (iii) amend or
                cancel a certificate fixing the rights
                and preferences of a class or series of
                shares, but only when no shares of that
                class or series are outstanding.

                In all other cases, the corporation's
                Articles of Incorporation only can be
                amended with the approval of the
                requisite shareholders.
-------------------------------------------------------
TERMINATION
OF
CORPORATION
-------------------------------------------------------
SELIGMAN        Under the MGCL, a majority of the
MARYLAND        entire board of directors of the
CORPORATIONS    corporation proposing to dissolve the
                corporation shall (1) adopt a
                resolution which declares that
                dissolution of the corporation is
                advisable; and (2) direct that the
                proposed dissolution be submitted for
                consideration at either an annual or a
                special meeting of the stockholders.
                Under the MGCL, unless the
                corporation's charter provides a lesser
                proportion of votes, but in no case
                less than a majority of all votes
                entitled to be cast on the proposal,
                the proposed dissolution shall be
                approved by the stockholders of the
                corporation by the affirmative vote of
                two-thirds of all the votes entitled to
                be cast on the matter. Each Seligman
                Fund's charter provides that
                notwithstanding any provision of law
                requiring any action to be taken or
                authorized by the holders of a greater
                proportion than a majority of the
                shares of all series and classes or of
                the shares of a particular series,
                class or classes, as the case may be,
                entitled to vote thereon, such action
                shall be valid and effective if taken
                or authorized by the affirmative vote
                of the holders of a majority of the
                shares of all series and classes or of
                such particular series, class or
                classes, as the case may be,
                outstanding and entitled to vote
                thereon.
-------------------------------------------------------
RIVERSOURCE     In order to dissolve a Minnesota
MINNESOTA       corporation, the affirmative vote of a
CORPORATIONS    majority of the voting power of all
                shares entitled to vote is required. In
                order to discontinue an individual
                class or series of shares without
                dissolving the corporation, an
                amendment to the corporation's Articles
                of Incorporation would be required. In
                order to adopt such an amendment,
                shareholders must approve the amendment
                by the affirmative vote of the greater
                of (i) a majority of the voting power
                of the shares of that class or series
                present and entitled to vote or (ii) a
                majority of the voting power of the
                minimum number of shares of such class
                or series entitled to vote that would
                constitute a quorum for the transaction
                of business at the meeting (a
                "Minnesota Statutory Vote").

                The Board, acting without a shareholder
                vote, does not have the power to
                dissolve the corporation or to
                discontinue an individual class or
                series of shares.


-------------------------------------------------------


                                       D.4

-------------------------------------------------------
MERGER OR CONSOLIDATION OF CORPORATION
-------------------------------------------------------
SELIGMAN        Under the MGCL, unless the
MARYLAND        corporation's charter provides a lesser
CORPORATIONS    proportion of votes, but in no case
                less than a majority of all votes
                entitled to be cast on the proposal,
                any consolidation, merger, share
                exchange, or transfer requires the
                affirmative vote of two-thirds of all
                the votes entitled to be cast on the
                matter. Each Seligman Fund's charter
                provides that notwithstanding any
                provision of law requiring any action
                to be taken or authorized by the
                holders of a greater proportion than a
                majority of the shares of all series
                and classes or of the shares of a
                particular series, class or classes, as
                the case may be, entitled to vote
                thereon, such action shall be valid and
                effective if taken or authorized by the
                affirmative vote of the holders of a
                majority of the shares of all series
                and classes or of such particular
                series, class or classes, as the case
                may be, outstanding and entitled to
                vote thereon. A stockholder who has not
                received payment for his stock in
                connection with a merger,
                consolidation, share exchange or
                transfer may petition a court of equity
                in the county where the principal
                office of the corporation is located or
                where the resident agent of the
                successor is located, for an appraisal
                to determine the fair value of the
                stock.
-------------------------------------------------------
RIVERSOURCE     In most cases, any merger or exchange
MINNESOTA       in which a Minnesota corporation is not
CORPORATIONS    the continuing entity, and any sale of
                all or substantially all of the
                corporation's property and assets not
                in the usual and regular course of its
                business, requires the affirmative vote
                of a majority of the voting power of
                all shares entitled to vote.

                Any sale of the assets belonging to an
                individual series of shares of a
                Minnesota corporation in exchange for
                shares of another corporation or trust
                or shares of another series of the
                corporation, while leaving other series
                of the corporation outstanding, would
                require an amendment to the
                corporation's Articles of
                Incorporation. In order to adopt such
                an amendment, shareholders of that
                series would have to approve the
                amendment by a Minnesota Statutory
                Vote.
-------------------------------------------------------
REMOVAL OF DIRECTORS
-------------------------------------------------------
SELIGMAN        Under the MGCL, stockholders of the
MARYLAND        corporation may remove any director,
CORPORATIONS    with or without cause, by the
                affirmative vote of a majority of all
                the votes entitled to be cast generally
                for the election of directors.
-------------------------------------------------------
RIVERSOURCE     Under Minnesota law, the Board can
MINNESOTA       remove a director by a majority vote of
CORPORATIONS    the remaining directors, but only if
                the director was appointed by the Board
                to fill a vacancy and has not
                subsequently been elected by
                shareholders.

                In all other cases, a director can only
                be removed by shareholder vote. In
                general, such removal requires the
                affirmative vote of the holders of a
                majority of the voting power of all
                shares entitled to vote at an election
                of directors. However, where a
                corporation has cumulative voting (as
                do the Funds), unless the entire Board
                is removed simultaneously, a director
                is not removed from the Board if there
                are cast against removal of the
                director the votes of a proportion of
                the voting power sufficient to elect
                the director at an election of the
                entire Board under cumulative voting.


-------------------------------------------------------


                                       D.5

-------------------------------------------------------
DIRECTOR COMMITTEES
-------------------------------------------------------
SELIGMAN        The Board of Directors may appoint from
MARYLAND        among its members an Executive
CORPORATIONS    Committee, an Audit Committee, a Board
                Operations Committee, a Nominating
                Committee and other committees,
                composed of one or more directors. Any
                director may give notice to the Board
                of Directors at any time of his or her
                resignation from any committee on which
                he or she serves.

                The Board of Directors may delegate to
                committees appointed pursuant to the
                Articles of Incorporation any of the
                powers of the Board of Directors,
                except as prohibited by law.

                Any action required or permitted to be
                taken at any meeting of a committee of
                the Board of Directors may be taken
                without a meeting, if a consent to such
                action in writing or by electronic
                transmission is given by each member of
                the committee and filed with the
                minutes of proceedings of such
                committee.

                Subject to the previous sections, the
                Board of Directors has the power at any
                time to change the membership of any
                committee, to fill all vacancies, to
                designate alternate members to replace
                any absent or disqualified member or to
                dissolve any such committee. Subject to
                the power of the Board of Directors,
                the members of a committee have the
                power to fill any vacancies on such
                committee.
-------------------------------------------------------
RIVERSOURCE     From time to time the Board may, by
MINNESOTA       resolution passed by a majority of the
CORPORATIONS    whole Board, appoint any other
                committee or committees for any purpose
                or purposes, which committee or
                committees will have such powers as
                specified in the resolution of
                appointment.

                The corporation's By-Laws provide that
                the Board may, by resolution passed by
                a majority of the whole Board,
                designate an Executive Committee of two
                or more directors, which may meet at
                stated times or on notice to all by any
                of their number during intervals
                between meetings of the Board. The
                Executive Committee shall advise with
                and aid the officers of the Fund in all
                matters concerning its interests and
                the management of its business, and
                generally perform such duties and
                exercise such powers as may be
                delegated to it from time to time by
                the Board.

                The Board also may, by resolution
                passed by a majority of the whole
                Board, appoint any other committee or
                committees for any purpose or purposes,
                which committee or committees shall
                have such powers as shall be specified
                in the resolution of appointment. The
                quorum for such committee established
                by the Board is two members regardless
                of the number of members serving on the
                committee. Under Minnesota law, the
                members of such other committees do not
                need to be directors.
-------------------------------------------------------
DIRECTOR LIABILITY
-------------------------------------------------------
SELIGMAN        The Fund's Articles of Incorporation
MARYLAND        provide that a director or officer of
CORPORATIONS    the corporation will not be liable to
                the corporation or its stockholders for
                monetary damages for breach of
                fiduciary duty as a director or
                officer, except to the extent such
                exemption from liability or limitation
                thereof is not permitted by law
                (including the 1940 Act).

                Under the MGCL, the foregoing provision
                is not effective to eliminate a
                director's personal liability to the
                Funds or its shareholders for, among
                other things, any act or omission of
                the director that was material to the
                matter giving rise to a threatened,
                pending or completed action, suit or
                proceeding, whether civil, criminal,
                administrative, or investigative
                ("Proceeding"), and (1) was committed
                in bad faith; or (2) was the result of
                active and deliberate dishonesty; or
                (ii) the director actually received an
                improper personal benefit in money,
                property, or services; or (iii) in the
                case of any criminal proceeding, the
                director had reasonable cause to
                believe that the act or omission was
                unlawful.

                Under the MGCL, the charter of a
                Maryland corporation may include any
                provision expanding or limiting the
                liability of its directors to the
                corporation or its stockholders for
                money damages, but may not include any
                provision that restricts or limits the
                liability of its directors to the
                corporation or its stockholders: (A) to
                the extent that it is proved that the
                person actually received an improper
                benefit or profit in money, property,
                or services for the amount of the
                benefit or profit in money, property,
                or services actually received; or (B)
                to the extent that a judgment or other
                final adjudication adverse to the
                person is entered in a proceeding based
                on a finding in the proceeding that the
                person's action, or failure to act, was
                the result of active and deliberate
                dishonesty and was material to the
                cause of action adjudicated in the
                proceeding.
-------------------------------------------------------
RIVERSOURCE     To the full extent permitted by the
MINNESOTA       laws of the State of Minnesota, as now
CORPORATIONS    existing or hereafter amended, no
                director of the Fund will be liable to
                the Fund or to its shareholders for
                monetary damages for breach of
                fiduciary duty as a director but such
                limit on liability will be permitted by
                only to the extent allowable under the
                provisions of the 1940 Act.

                Under Minnesota law, the foregoing
                provision is not effective to eliminate
                a director's personal liability to the
                Funds or its shareholders for, among
                other things, (i) any breach of the
                director's duty of loyalty to the
                corporation or its shareholders; (ii)
                acts or omissions not in good faith or
                that involve intentional misconduct or
                knowing violation of law; or (iii) any
                transaction from which the director
                derived an improper personal benefit.


-------------------------------------------------------


                                       D.6

-------------------------------------------------------
DIRECTOR INDEMNIFICATION
-------------------------------------------------------
SELIGMAN        The corporation will indemnify to the
MARYLAND        fullest extent permitted by law any
CORPORATIONS    person made or threatened to be made a
                party to any action, suit or
                proceeding, whether criminal, civil,
                administrative or investigative, by
                reason of the fact that such person is
                or was a director, officer or employee
                of the corporation or serves or served
                at the request of the corporation any
                other enterprise as a director, officer
                or employee. To the fullest extent
                permitted by law, expenses incurred by
                any such person in defending any such
                action, suit or proceeding will be paid
                or reimbursed by the corporation
                promptly, provided that such person
                agrees to repay such expenses if it is
                ultimately determined that such person
                is not entitled to be indemnified by
                the corporation. The Articles of
                Incorporation may not be amended to
                adversely affect this protection. These
                provisions do not waive compliance with
                the Securities Act of 1933 or the 1940
                Act or other valid rule, regulation or
                order of the SEC.

                Under the MGCL, a corporation may
                indemnify a director made a party to
                any Proceeding by reason of service in
                that capacity unless found liable under
                provisions (1) and (2) under "Director/
                Trustee Liability". Indemnification may
                be against judgments, penalties, fines,
                settlements, and reasonable expenses
                actually incurred by the director in
                connection with the proceeding.
                However, if the proceeding was one by
                or in the right of the corporation,
                indemnification may not be made in
                respect of any proceeding in which the
                director shall have been adjudged to be
                liable to the corporation.

                The Corporation's By-Laws provide to
                the maximum extent permitted by
                Maryland law, as in effect from time to
                time, the Corporation shall indemnify
                and, without requiring a preliminary
                determination of the ultimate
                entitlement to indemnification, shall
                pay or reimburse reasonable expenses in
                advance of final disposition of a
                proceeding to (a) any individual who is
                a present or former director or officer
                of the Corporation and who is made, or
                threatened to be made, a party to the
                proceeding by reason of his or her
                service in any such capacity or (b) any
                individual who, while a director or
                officer of the Corporation and at the
                request of the Corporation, serves or
                has served as a director, officer,
                partner or trustee of another
                corporation, or a real estate
                investment trust, partnership, joint
                venture, trust, employee benefit plan
                or other enterprise and who is made, or
                threatened to be made, a party to the
                proceeding by reason of his or her
                service in any such capacity. The
                Corporation may, with the approval of
                its Board of Directors or any duly
                authorized committee thereof, provide
                such indemnification and advance for
                expenses to a person who served a
                predecessor of the Corporation in any
                of the capacities described in (a) or
                (b) above and to any employee or agent
                of the Corporation or a predecessor of
                the Corporation. The termination of any
                claim, action, suit or other proceeding
                involving any person, by judgment,
                settlement (whether with or without
                court approval) or conviction or upon a
                plea of guilty or nolo contendere, or
                its equivalent, shall not create a
                presumption that such person did not
                meet the standards of conduct required
                for indemnification or payment of
                expenses to be required or permitted
                under Maryland law, the By-laws or the
                charter of the Corporation. Any
                indemnification or advance of expenses
                made pursuant to the By-laws shall be
                subject to applicable requirements of
                the 1940 Act. The indemnification and
                payment of expenses provided in the
                Bylaws shall not be deemed exclusive of
                or limit in any way other rights to
                which any person seeking
                indemnification or payment of expenses
                may be or may become entitled under any
                bylaw, regulation, insurance, agreement
                or otherwise.


-------------------------------------------------------


                                       D.7

-------------------------------------------------------
RIVERSOURCE     The Fund will indemnify any person who
MINNESOTA       was or is a party and is threatened to
CORPORATIONS    be made a party, by reason of the fact
                that she or he is or was a director,
                officer, employee or agent of the Fund,
                or is or was serving at the request of
                the Fund as a director, officer,
                employee or agent of another company,
                partnership, joint venture, trust or
                other enterprise, to any threatened,
                pending or completed action, suit or
                proceeding, wherever brought, and the
                Fund may purchase liability insurance
                and advance legal expenses, all to the
                fullest extent permitted by the laws of
                the State of Minnesota. Any
                indemnification hereunder will not be
                exclusive of any other rights of
                indemnification to which the directors,
                officers, employees or agents might
                otherwise be entitled. No
                indemnification will be made in
                violation of the 1940 Act.

                Under Minnesota law, a corporation is
                required to indemnify and advance
                expenses to present and former
                directors against judgments, penalties,
                fines, settlements and reasonable
                expenses, including attorneys' fees and
                disbursements, if they are made parties
                to a legal proceeding by virtue of
                their position as directors. However,
                indemnification and advances are not
                required or permitted if a director
                engaged in specified disabling conduct.

                The corporation's Articles of
                Incorporation and By-Laws provide that
                each person made or threatened to be
                made a party to or is involved
                (including, without limitation, as a
                witness) in any actual or threatened
                action, suit or proceeding whether
                civil, criminal, administrative,
                arbitration, or investigative,
                including a proceeding by or in the
                right of the Fund by reason of the
                former or present capacity as a
                director or officer of the Fund or who,
                while a director or officer of the
                Fund, is or was serving at the request
                of the Fund or whose duties as a
                director or officer involve or involved
                service as a director, officer,
                partner, trustee or agent of another
                organization or employee benefit plan,
                whether the basis of any proceeding is
                alleged action in an official capacity
                or in any capacity while serving as a
                director, officer, partner, trustee or
                agent, will be indemnified and held
                harmless by the Fund to the full extent
                authorized by the laws of the State of
                Minnesota, as the same or may hereafter
                be amended (but, in the case of any
                such amendment, only to the extent that
                such amendment permits the Fund to
                provide broader indemnification rights
                than the law permitted the Fund to
                provide prior to such amendment), or by
                any other applicable law as then in
                effect, against judgments, penalties,
                fines including, without limitation,
                excise taxes assessed against the
                person with respect to an employee
                benefit plan, settlements and
                reasonable expenses, including
                attorneys' fees and disbursements,
                incurred in connection therewith and
                such indemnification shall continue as
                to any person who has ceased to be a
                director or officer and shall inure to
                the benefit of the person's heirs,
                executors and administrators provided,
                however, in an action brought against
                the Fund to enforce rights to
                indemnification, the director or
                officer shall be indemnified only if
                the action was authorized by the Board
                of the Fund. The right to
                indemnification conferred by this
                Section shall be a contract right and
                shall include the right to be paid by
                the Fund in advance of the final
                disposition of a proceeding for
                expenses incurred in connection
                therewith provided, however, such
                payment of expenses shall be made only
                upon receipt of a written undertaking
                by the director or officer to repay all
                amounts so paid if it is ultimately
                determined that the director or officer
                is not entitled to indemnification.

                Each person who upon written request to
                the Funds has not received payment
                within thirty days may at any time
                thereafter bring suit against the Funds
                to recover any unpaid amount and, to
                the extent successful, in whole or in
                part, shall be entitled to be paid the
                expenses of prosecuting such suit. Each
                person shall be presumed to be entitled
                to indemnification upon filing a
                written request for payment and the
                Fund shall have the burden of proof to
                overcome the presumption that the
                director or officer is not so entitled.
                Neither the determination by the Fund,
                whether by the Board, special legal
                counsel or by shareholder, nor the
                failure of the Fund to have made any
                determination shall be a defense or
                create the presumption that the
                director or officer is not entitled to
                indemnification.

                The right to indemnification and to the
                payment of expenses prior to any final
                determination shall not be exclusive of
                any other right which any person may
                have or hereinafter acquire under any
                statute, provision of the Articles of
                Incorporation, By-Law, agreement, vote
                of shareholders or otherwise and
                notwithstanding any provisions in these
                By-Laws, the Fund is not obligated to
                make any payment with respect to any
                claim for which payment is required to
                be made to or on behalf of the director
                or officer under any insurance policy,
                except with respect to any excess
                beyond the amount of required payment
                under such insurance and no
                indemnification will be made in
                violation of the provisions of the 1940
                Act.
-------------------------------------------------------
DIVIDENDS
-------------------------------------------------------
SELIGMAN        The Board of Directors may declare and
MARYLAND        pay dividends and distributions from
CORPORATIONS    income and capital gains, accrued or
                unrealized, from the assets belonging
                to a Series, at such times and in such
                manner as they may determine in their
                discretion.

                Dividends and distributions on shares
                of a particular Series may be paid to
                the holders of shares of the Series at
                such times, in such manner and from
                such of the income and capital gains,
                accrued or realized, from the assets
                belonging to that Series, after
                providing for actual and accrued
                liabilities belonging to that Series,
                as the Board of Directors may
                determine.

                Dividends and other distributions upon
                the stock of the corporation may be
                authorized by the Board of Directors,
                subject to the provisions of law and
                the charter of the corporation.
                Dividends and other distributions may
                be paid in cash, property or stock of
                the corporation, subject to the
                provisions of law and the charter.
-------------------------------------------------------
RIVERSOURCE     The corporation's Articles of
MINNESOTA       Incorporation provide that the
CORPORATIONS    directors may declare and pay dividends
                in their discretion at any time and
                from time to time to the extent and
                from such sources as permitted by the
                laws of the State of Minnesota. Under
                Minnesota law, the Board can authorize
                a dividend if it determines that the
                corporation will be able to pay its
                debts in the ordinary course of
                business after paying the dividend.


-------------------------------------------------------


                                       D.8

-------------------------------------------------------
CAPITALIZATION
-------------------------------------------------------
SELIGMAN        The Board of Directors has power and
MARYLAND        authority to increase or decrease, from
CORPORATIONS    time to time, the aggregate number of
                shares of stock or of any series or
                class of stock, that the corporation
                has the authority to issue.

                With respect to Seligman Asset
                Allocation Series, Inc., the total
                number of shares of capital stock of
                all Series and classes which the
                corporation has authority to issue is
                4,000,000,000 shares of the par value
                of $.001 per share, having an aggregate
                par value of $4,000,000.
-------------------------------------------------------
RIVERSOURCE     The amount of total authorized capital
MINNESOTA       stock of the Fund is $100,000,000,
CORPORATIONS    consisting of 10,000,000,000  shares of
                par value of one cent ($0.01) per
                share. Any or all of said shares of
                capital stock may be issued in such
                classes or series with such
                designations, preferences and relative,
                participating, optional or other
                special rights, or qualifications,
                limitations or restrictions thereof, as
                is stated and expressed in a resolution
                or resolutions providing for the issue
                of such class or series of stock as may
                be adopted from time to time by the
                Fund's Board.
-------------------------------------------------------
NUMBER OF DIRECTORS AND VACANCIES
-------------------------------------------------------
SELIGMAN        The number of directors will never be
MARYLAND        less than the greater of three and the
CORPORATIONS    minimum number required by the MGCL,
                nor more than 20, and the tenure of a
                directorship will not be affected by
                any decrease in the number of
                directors.

                Any vacancy occurring in the Board of
                Directors for any cause other than by
                reason of an increase in the number of
                directors may be filled by a majority
                of the remaining members of the Board
                of Directors, even if such majority is
                less than a quorum. Any vacancy
                occurring by reason of an increase in
                the number of directors may be filled
                by a majority of the entire Board of
                Directors then in office. A director
                elected by the Board of Directors to
                fill a vacancy will be elected to hold
                office until the next annual meeting of
                stockholders and until his or her
                successor is elected and qualifies.
-------------------------------------------------------
RIVERSOURCE     There may be no less than two and not
MINNESOTA       more than 15 directors, as determined
CORPORATIONS    from time to time by the Board. If a
                vacancy occurs on the Board by reason
                of death, resignation or otherwise,
                such vacancy may be filled for the
                unexpired term by a majority vote of
                the remaining directors, even if the
                remaining number of directors is less
                than a quorum.
-------------------------------------------------------
INDEPENDENT CHAIR OF THE BOARD
-------------------------------------------------------
SELIGMAN        The Articles of Incorporation and By-
MARYLAND        Laws do not require an independent
CORPORATIONS    chair of the Board of Directors.
-------------------------------------------------------
RIVERSOURCE     The corporation's By-Laws require the
MINNESOTA       Board to elect one independent member
CORPORATIONS    to serve as Chair of the Board whose
                duties include serving as the lead
                independent director.
-------------------------------------------------------
INSPECTION OF BOOKS AND RECORDS
-------------------------------------------------------
SELIGMAN        Under the MGCL, any stockholder or his
MARYLAND        agent may inspect and copy during usual
CORPORATIONS    business hours the corporation's By-
                laws, minutes of the proceedings of the
                stockholders, annual statements of
                affairs, and voting trust agreements on
                file at the corporation's principal
                office.

                In addition, one or more persons who
                together are and for at least six
                months have been stockholders of record
                of at least 5 percent of the
                outstanding stock of any class of the
                corporation may, in person or by agent,
                on written request, inspect and copy
                during usual business hours the
                corporation's books of account and its
                stock ledger, present to any officer or
                resident agent of the corporation a
                written request for a statement of its
                affairs, and in the case of any
                corporation which does not maintain the
                original or a duplicate stock ledger at
                its principal office, present to any
                officer or resident agent of the
                corporation a written request for a
                list of its stockholders.

                A stockholder with the right, under
                applicable law, to inspect the
                corporation's books of account, stock
                ledger, or other specified documents of
                the corporation has no right to make an
                inspection if the Board of Directors
                determines that the stockholder has an
                improper purpose for requesting the
                inspection.
-------------------------------------------------------
RIVERSOURCE     The Articles of Incorporation and By-
MINNESOTA       Laws do not give shareholders any
CORPORATIONS    rights to inspect the books and record
                of the corporation. Minnesota law
                requires the corporation (each Fund) to
                keep (i) a share register containing
                the names and addresses of its
                shareholders and the number and classes
                of shares held by each; (ii) records of
                all proceedings of shareholders for the
                last three years; (iii) records of all
                proceedings of the Board for the last
                three years; (iv) its Articles of
                Incorporation and By-Laws, as amended;
                (v) certain financial statements which
                Minnesota law requires the corporation
                (each Fund) to prepare; (vi) all
                reports to shareholders generally
                within the last three years; and (vii)
                a statement of the names and usual
                business addresses of its directors and
                principal officers. The Funds'
                shareholders and beneficial owners have
                the right, upon written demand stating
                the purpose, at any reasonable time to
                examine and copy those records which
                are reasonably related to the stated
                purpose, provided that the stated
                purpose is reasonably related to the
                person's interest as a shareholder or
                beneficial owner.

-------------------------------------------------------




                                       D.9

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT E

TABLE OF THE UNDERLYING FUNDS OF THE SELLING FUNDS


                                                             AGGRESSIVE                     MODERATE     BALANCED
                 UNDERLYING FUND                            GROWTH FUND    GROWTH FUND    GROWTH FUND      FUND

DOMESTIC
EQUITY FUNDS

                 Seligman Frontier Fund

                                              Target:              3%             3%

                                              Range:            2%-4%          2%-4%

                 Seligman Smaller-Cap
                 Value Fund

                                              Target:             13%            12%             7%

                                              Range:          10%-16%        10%-14%          5%-9%

                 Seligman Communications
                 and Information Fund

                                              Target:             16%            10%            10%

                                              Range:          13%-19%         8%-12%         8%-12%

                 Seligman Capital Fund

                                              Target:             22%            15%            20%           10%

                                              Range:          18%-26%        12%-18%        16%-24%        8%-12%

                 Seligman Growth Fund

                                              Target:              3%             9%             9%           12%

                                              Range:            2%-4%         7%-11%         7%-11%       10%-14%

                 Seligman Large-Cap Value
                 Fund

                                              Target:              3%             9%             9%           12%

                                              Range:            2%-4%         7%-11%         7%-11%       10%-14%

                 Seligman Common Stock
                 Fund

                                              Target:                                                         11%

                                              Range:                                                       9%-13%

GLOBAL
EQUITY FUNDS

                 Seligman Emerging Markets
                 Fund

                                              Target:             10%            10%             5%

                                              Range:           8%-12%         8%-12%          4%-6%

                 Seligman Global Smaller
                 Companies Fund

                                              Target:             20%            17%            10%

                                              Range:          16%-24%        14%-24%         8%-12%

                 Seligman International
                 Growth Fund

                                              Target:              5%             5%            10%           10%

                                              Range:            4%-6%          4%-6%         8%-12%        8%-12%

REAL ESTATE
FUNDS

                 Seligman LaSalle Global
                 Real Estate Fund

                                              Target:              5%            10%            10%

                                              Range:            4%-6%         8%-12%         8%-12%

                 Seligman LaSalle Monthly
                 Dividend Real Estate Fund

                                              Target:                                                         15%

                                              Range:                                                      12%-18%


                                       E.1

                                                             AGGRESSIVE                     MODERATE     BALANCED
                 UNDERLYING FUND                            GROWTH FUND    GROWTH FUND    GROWTH FUND      FUND

FIXED-INCOME
FUNDS

                 Seligman High-Yield Fund

                                              Target:                                           10%           10%

                                              Range:                                         8%-12%        8%-12%

                 Seligman Core Fixed
                 Income Fund

                                              Target:                                                         10%

                                              Range:                                                       8%-12%

                 Seligman U.S. Government
                 Securities Fund/Seligman
                 Cash Management Fund

                                              Target:                                                         10%

                                              Range:                                                       8%-12%




                                       E.2

EXHIBIT F

SUMMARY OF THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS OF THE BUYING FUNDS

-------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS    INVESTMENT OBJECTIVES AND STRATEGIES
-------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Disciplined         conditions, at least 80% of the Fund's net assets are invested in equity securities of
Equity Fund         companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Disciplined         conditions, at least 80% of the Fund's assets will be invested in equity securities of
International       foreign issuers or in instruments that provide exposure to foreign equity markets. The
Equity Fund         Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Disciplined         conditions, at least 80% of the Fund's net assets are invested in equity securities of
Large Cap Growth    companies with market capitalizations of over $5 billion at the time of purchase or that
Fund                fall within the capitalization range of companies in the Russell 1000 Growth Index (the
                    Index) at the time of purchase. The market capitalization range and composition of the
                    Index are subject to change.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Disciplined         conditions, at least 80% of the Fund's net assets will be invested in equity securities
Large Cap Value     of companies with market capitalizations of over $5 billion at the time of purchase or
Fund                that are within the capitalization range of companies in the Russell 1000(R) Value Index
                    (the Index) at the time of purchase. The market capitalization range and composition of the Index are subject to change.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Disciplined         conditions, at least 80% of the Fund's net assets are invested in equity securities of
Small and Mid       companies with market capitalizations of up to $5 billion or that fall within the range
Cap Equity Fund     of companies that comprise the Russell 2500(TM) Index (the Index) at the time of investment. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund's net assets may be invested in foreign investments.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Disciplined         conditions, at least 80% of the Fund's net assets are invested in small capitalization
Small Cap Value     equity securities. For these purposes, small capitalization equity securities are
Fund                securities of companies with market capitalizations that fall within the range of companies that comprise the Russell 2000(R) Value Index (the Index) at the time of investment. Up to 25% of the Fund's net assets may be invested in foreign investments.
                    The market capitalization range and composition of the Index are subject to change.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with a high level of current income and, as a
Diversified         secondary objective, steady growth of capital. The Fund's assets primarily are invested
Equity Income       in equity securities. Under normal market conditions, the Fund will invest at least 80%
Fund                of its net assets in dividend-paying common and preferred stock. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with a high level of current income. Secondary
Dividend            objective is growth of income and capital. The Fund's assets are primarily invested in
Opportunity Fund    equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The selection of dividend-
                    paying stocks is the primary decision in building the investment portfolio. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with growth of capital and income. Under normal
Equity Value        market conditions, the Fund will invest at least 80% of its net assets in equity
Fund                securities. These securities may provide income, offer the opportunity for long term capital appreciation, or both. The Fund's investment philosophy is rooted in the belief that a disciplined, systematic, value-oriented approach to investing primarily in large-
                    cap companies provides investors with an excellent opportunity for long-term growth of capital. The Fund may invest up to 25% of its net assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund focuses on
Global              equity securities of companies in the information technology industry throughout the
Technology          world. Technology related companies are those companies that use technology extensively
Fund(1)             to improve their business processes and applications. Although the Fund may invest in securities of issuers located in any country, at any given time the portfolio may hold primarily securities of issuers located in the United States. Because of the multinational character of the technology industry, the headquarters, principal operations and primary sources of revenues of the companies in which the Fund invests may be located in the United States or outside the United States. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies in the technology industry.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund invests
Growth Fund(2)      primarily in common stocks of large U.S. companies. The investment manager chooses stocks for the Fund through fundamental analysis, considering both qualitative and quantitative factors. Up to 25% of the Fund's net assets may be invested in foreign investments.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term growth of capital. Under normal
Large Cap Equity    market conditions, at least 80% of the Fund's net assets are invested in equity
Fund(3)             securities of companies with a market capitalization greater than $5 billion at the time of the purchase.

-------------------------------------------------------------------------------------------------------------


                                       F.1

-------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS    INVESTMENT OBJECTIVES AND STRATEGIES
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholder with long-term growth of capital. Under normal
Large Cap Value     market conditions, at least 80% of the Fund's net assets are invested in equity
Fund(4)             securities of companies with a market capitalization greater than $5 billion. The Fund may also invest in income-producing equity securities, such as preferred stocks. Up to
                    25% of the Fund's net assets may be invested in foreign investments.  The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
-------------------------------------------------------------------------------------------------------------

RiverSource Mid     The Fund seeks to provide shareholders with growth of capital. Under normal market
Cap Growth Fund     conditions, the Fund will invest at least 80% of its net assets at the time of purchase in the common stocks of mid-capitalization companies. The investment manager defines mid-
                    cap companies as those whose market capitalizations (number of shares multiplied by the share price) falls within the range of the companies that comprise the Russell MidCap(R)
                    Growth Index. Over time, the capitalizations of the companies in the Index will change.
                    As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to continue to hold a stock even if the company's market capitalization grows beyond the largest absolute market capitalization weighting held within the Index or falls below the market capitalization of the smallest company held within the Index. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
-------------------------------------------------------------------------------------------------------------

RiverSource Mid     The Fund seeks to provide shareholders with long-term growth of capital. Under normal
Cap Value Fund      circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of medium-sized companies.
                    Medium-sized companies are those whose market capitalizations at the time of purchase fall within the range of the Russell Midcap Value Index (the Index).  The market capitalization range of the companies in the Index is subject to change.  Up to 20% of the Fund may be invested in stocks of smaller or larger companies' preferreds, convertibles, or other debt securities. The Fund may invest up to 25% of its total assets in foreign investments. The Fund can invest in any economic sector and, at times, it may emphasize one or more particular sectors.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Partners            conditions, the Fund's net assets, including the amount of any borrowings for investment
Aggressive          purposes, are invested primarily in equity securities of medium-sized U.S. companies.
Growth Fund         Medium-sized U.S. companies are those whose market capitalization at the time of purchase falls within the range of the Russell Midcap Growth Index. Although it invests in primarily medium-sized companies, the Fund may also invest in companies of any size of capitalization.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
Partners            are primarily invested in equity securities of U.S. companies. Under normal market
Fundamental         conditions, the Fund's net assets will be invested primarily in companies with market
Value Fund          capitalizations of at least $5 billion at the time of the Fund's investment. The Fund may invest up to 25% of its net assets in foreign securities.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
Partners            are primarily invested in equity securities of foreign issuers that are believed to offer
International       strong growth potential. The Fund may invest in both developed and emerging markets.
Select Growth
Fund
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
Partners            primarily are invested in equity securities of foreign issuers  that are believed to be
International       undervalued and offer growth potential.
Select Value
Fund
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term growth of capital. The Fund invests
Partners            primarily in equity securities of non-U.S. companies. Under normal market conditions, the
International       Fund will invest at least 80% of its net assets (including any borrowings for investment
Small Cap Fund      purposes) in the stocks of small companies. The Fund considers small companies to be those with market capitalization of up to $2 billion, or those whose market capitalization falls within the range of companies in the S&P Global  ex-U.S. Under UDS2
                    Billion Index. The Fund may invest in mature markets (such as the United Kingdom, Canada, and Japan) and in emerging markets (such as Korea, Mexico, and Russia). The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term growth of capital. The Fund's
Partners Select     assets are primarily invested in equity securities of midcap companies as well as
Value Fund          companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalizations falls within the range of the Russell 3000 Value Index.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term growth of capital. Under normal
Partners Small      market conditions, at least 80% of the Fund's net assets are invested at the time of
Cap Equity Fund     purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000 Index or the S&P SmallCap
                    600 Index. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
Partners Small      primarily are invested in equity securities. Under normal market conditions, at least 80%
Cap Growth Fund     of the Fund's net assets are invested in securities of companies with market capitalizations, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital appreciation. Under normal
Partners Small      market conditions, at least 80% of the Fund's net assets are invested in small cap
Cap Value Fund      companies. Small cap companies are those that have a market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000
                    Value Index.

-------------------------------------------------------------------------------------------------------------


                                       F.2

-------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS    INVESTMENT OBJECTIVES AND STRATEGIES
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholders with long-term growth of capital. The Fund is a
Precious Metals     non-diversified mutual fund that, under normal market conditions, invests at least 80% of
and Mining Fund     its net assets (plus the amount of any borrowings for investment purposes) in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals). Companies in precious metals industries include those engaged in exploration, mining, processing or distribution of gold and other precious metals and related minerals. Companies in mining industries include those engaged in the mining or procurement of not only precious metals, but also non-precious metals and minerals. Non-precious metals and minerals include things such as: nickel, copper, zinc, energy, coal, metallurgical coal, natural gas, salt, or other common metals or minerals.

                    While the Fund will at all times maintain investments in securities of companies in both precious metals and mining, under normal market conditions, at least 65% of the Fund's net assets will be invested in securities of companies in precious metals related industries, which may include up to 10% in gold, silver, or other precious metals, strategic metals or other metals occurring naturally within such metals and at least 50%
                    of the Fund's net assets will be invested in foreign securities.
-------------------------------------------------------------------------------------------------------------

RiverSource Real    The Fund seeks to provide shareholders with total return from both current income and
Estate Fund         capital appreciation. The Fund invests primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies operating in the real estate industry, including equity securities of real estate investment trusts ("REITs"), and other real estate related investments companies that invest in real estate or real estate debt and which qualify for REIT tax status.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term growth of capital. The Fund is a
Recovery and        non-diversified mutual fund that generally seeks to invest in infrastructure-related
Infrastructure      companies that appear to be undervalued or that may be temporarily out of favor, but that
Fund                the investment manager believes are entering a period of recovery (i.e., a period in which these infrastructure-related companies have good prospects for growth or capital appreciation). Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities issued by infrastructure-related companies. Infrastructure-related companies are defined as companies that derive at least 50% of their revenues or profits from the ownership, development, construction, operation, utilization or financing of infrastructure-related assets, or have at least 50% of the fair market value of their assets invested in infrastructure-related Fund assets.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
Small Cap           primarily are invested in equity securities. Under normal market conditions, at least 80%
Advantage           of the Fund's net assets are invested in equity securities of companies with market
Fund(5)             capitalizations of up to $2 billion or that fall within the range of the Russell 2000
                    Index at the time of investment.
-------------------------------------------------------------------------------------------------------------

Threadneedle        The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
Emerging Markets    are primarily invested in equity securities of emerging markets companies. Emerging
Fund                markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries.
-------------------------------------------------------------------------------------------------------------

Threadneedle        The Fund seeks to provide shareholders with capital appreciation. The Fund primarily
European Equity     invests in equity securities of European companies that are believed to offer growth
Fund                potential. A company is considered to be located in Europe if: (1) it is organized under the laws of a European country and has a principal office in a European country; (2) it derives at least 50% of its total revenues from businesses in Europe; or (3) its equity securities are traded principally on a stock exchange in Europe. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of
                    European issuers. Although the Fund emphasizes investments in developed countries, the
                    Fund also may invest in companies located in developing or emerging markets.
-------------------------------------------------------------------------------------------------------------

Threadneedle        The Fund seeks to provide shareholders with long-term capital growth. Under normal market
Global Equity       conditions, at least 80% of the Fund's net assets will be invested in equity securities,
Fund                including companies located in developed and emerging countries.
-------------------------------------------------------------------------------------------------------------

Threadneedle        The Fund seeks to provide shareholders with a high level of current income and
Global Equity       secondarily, growth of capital. Under normal market conditions, the Fund will invest at
Income Fund         least 80% of its net assets in equity securities. The Fund will normally invest at least
                    40% of its net assets in equity securities of companies located in foreign developed and emerging markets. The securities in which the Fund invests will typically include dividend-paying common and preferred stocks that produce current income or that offer potential to produce income.
-------------------------------------------------------------------------------------------------------------

Threadneedle        The Fund seeks to provide shareholders with long-term capital growth. The Fund's assets
International       primarily are invested in equity securities of foreign issuers that are believed to offer
Opportunity Fund    strong growth potential. The Fund may invest in developed and in emerging markets.
-------------------------------------------------------------------------------------------------------------

FIXED-INCOME
FUNDS
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholders with a high level of current income while
Diversified Bond    conserving the value of the investment for the longest period of time. Under normal
Fund                market conditions, the Fund invests at least 80% of it net assets in bonds and other debt securities. At least 50% of the Fund's net assets will be invested in securities like those included in the Barclays Capital  U.S. Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. The Index includes securities issued by the U.S.
                    government, corporate bonds, and mortgage- and asset-backed securities. Although the Fund emphasizes high- and medium-quality debt securities, it will assume some credit risk in an effort to achieve higher yield and/or capital appreciation by buying junk bonds. Up to
                    25% of the Fund's net assets may be invested in foreign investments, which may include investments in emerging markets.

-------------------------------------------------------------------------------------------------------------


                                       F.3

-------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS    INVESTMENT OBJECTIVES AND STRATEGIES
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholders with high total return through current income and,
Emerging Markets    secondarily, through capital appreciation. The Fund is a non-diversified fund that
Bond Fund           invests primarily in fixed income securities of emerging markets issuers. Emerging markets include any country determined to have an emerging market economy. Emerging markets include any country that is not defined by the World Bank as a High Income OECD country. The OECD (Organization for Economic Co-operation and Development) is a group of
                    30 member countries sharing a commitment to democratic government and the market economy.
                    Under normal market conditions, at least 80% of the Fund's net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. Such securities may be denominated in either non-U.S. currencies or the U.S. dollar. While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign issuer. Emerging market fixed income securities are generally rated in the lower rating categories of recognized rating agencies or considered by the investment manger to be of comparable quality. These lower quality fixed income securities are often called "junk bonds." The Fund may invest up to 100% of its assets in these lower rated securities.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with a high level of current income and, as a
Floating Rate       secondary objective, preservation of capital. Under normal market conditions, at least
Fund                80% of the Fund's net assets will be invested in floating rate loans and other floating rate debt securities. These debt obligations will generally be rated non-investment grade by recognized rating agencies (similar to junk bonds) or, if unrated, be considered by the investment manager to be of comparable quality. Up to 25% of the Fund's net assets maybe invested in foreign investments.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with high total return through income and growth
Global Bond Fund    of capital. The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium quality debt securities, it may assume some credit risk in seeking to achieve higher dividends and/or capital appreciation by buying below junk bonds.
-------------------------------------------------------------------------------------------------------------

RiverSource High    The Fund seeks to provide shareholders with high current income as its primary objective
Yield Bond Fund     and, as its secondary objective, capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in high yield debt instruments (commonly referred to as junk bonds). These high yield debt instruments include corporate debt securities as well as bank loans rated below investment grade by a nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality.
                    Up to 25% of the Fund may be invested in high yield debt instruments of foreign issuers.

                    Corporate debt securities in which the Fund invests are typically unsecured, with a fixed rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as
                    LIBOR, plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with a high total return through current income
Income              and capital appreciation. Under normal market conditions, the Fund's assets are invested
Opportunities       primarily in income-producing debt securities, with an emphasis on the higher rated
Fund                segment of the high yield (junk bond) market. These income producing debt securities include corporate debt securities as well as bank loans. The Fund will purchase only securities rated B or above, or unrated securities believed to be of the same quality. If a security falls below a B rating, the Fund may continue to hold the security. Up to 25%
                    of the Fund's net assets may be in foreign investments. Corporate debt securities in which the Fund invests are typically unsecured, with a fixed-rate of interest, and are usually issued by companies or similar entities to provide financing for their operations, or other activities. Bank loans (which may commonly be referred to as
                    "floating rate loans"), which are another form of financing, are typically secured, with interest rates that adjust or "float" periodically (normally on a daily, monthly, quarterly or semiannual basis by reference to a base lending rate, such as LIBOR, plus a premium). Secured debt instruments are ordinarily secured by specific collateral or assets of the issuer or borrower such that holders of these instruments will have claims senior to the claims of other parties who hold unsecured instruments.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with total return that exceeds that the rate of
Inflation           inflation over the long-term. The Fund is a non-diversified fund that, under normal
Protected           market conditions, invests at least 80% of its net assets in inflation-protected debt
Securities Fund     securities. These securities include inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. The Fund currently intends to focus on inflation-protected debt securities issued by the U.S. Treasury. The Fund invests only in securities rated investment grade.
                    Inflation-protected securities are designed to protect the future purchasing power of the money invested in them. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. For example, the
                    U.S. Treasury uses the Consumer Price Index for Urban Consumers (nonseasonally adjusted)
                    as the inflation measure.
-------------------------------------------------------------------------------------------------------------

RiverSource         The Fund seeks to provide shareholders with a level of current income consistent with
Limited Duration    preservation of capital. Under normal market conditions, the Fund invests at least 80% of
Bond Fund           it net assets in bonds and other debt securities. Although the Fund is not an index fund, it invests primarily in securities similar to those included in the Barclays Capital
                    Intermediate Aggregate Bond Index. The Index includes securities issued by the U.S.
                    government, corporate bonds, and mortgage- and asset backed securities. The Fund generally will not invest in securities rated below investment grade, although it may hold securities that have been downgraded.

-------------------------------------------------------------------------------------------------------------


                                       F.4

-------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS    INVESTMENT OBJECTIVES AND STRATEGIES
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholders with a high level of current income and safety of
Short Duration      principal consistent with investment in U.S. government and government agency securities.
U.S. Government     Under normal market conditions, at least 80% of the Fund's net assets are invested in
Fund                debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. The Fund invests in direct obligations of the U.S.
                    government, such as Treasury bonds, bills and notes, and of it agencies and instrumentalities. The Fund may invest to a substantial degree in securities issued by various entities sponsored by the U.S. government, such as the FNMA and the FHLMC. These issuers are chartered or sponsored by acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury. When market conditions are favorable, the Fund may also invest in debt securities that are not issued by the U.S.
                    government, its agencies or instrumentalities, or that are denominated in currencies other than the U.S. dollar.
-------------------------------------------------------------------------------------------------------------

RiverSource U.S.    The Fund seeks to provide shareholders with current income as its primary objective and,
Government          as its secondary objective, preservation of capital. The Fund's assets primarily are
Mortgage Fund       invested in mortgage backed securities. Under normal market conditions, at least 80% of the Fund's net assets (including the amount of any borrowings for investment purposes)
                    are invested in mortgage related securities that either are issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. This includes, but is not limited to GNMA mortgage-backed bonds, which are backed by the full faith and credit of the United States; and FNMA and FHLMC mortgage backed bonds. FNMA and FHLMC are chartered or sponsored by Acts of Congress; however, their securities are neither issued nor guaranteed by the United States Treasury.
-------------------------------------------------------------------------------------------------------------

MONEY MARKET
FUNDS
-------------------------------------------------------------------------------------------------------------
RiverSource Cash    The Fund seeks to provide shareholders with maximum current income consistent with
Management Fund     liquidity and stability of principal. The Fund's assets primarily are invested in money market instruments, such as marketable debt obligations issued by corporations or the
                    U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit, and commercial paper, including asset-backed commercial paper. The
                    Fund may invest more than 25% of its total assets in money market instruments issued by
                    U.S. banks, U.S. branches of foreign banks and U.S. government securities. Additionally, the Fund may invest up to 35% of its total assets in U.S. dollar-denominated foreign investments.
-------------------------------------------------------------------------------------------------------------

ALTERNATIVE
INVESTMENT
STRATEGIES
-------------------------------------------------------------------------------------------------------------
RiverSource         The Fund seeks to provide shareholders with positive absolute return. The Fund is a non-
Absolute Return     diversified fund that, under normal market conditions, will invest at least 80% of its
Currency and        net assets (including any borrowings for investment purposes) in short duration debt
Income Fund         obligations and forward foreign currency contracts. In pursuit of the Fund's objective, to provide absolute return, RiverSource Investments, LLC, seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus)
                    the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.

                    The Fund's investment in short-duration debt obligations will consist primarily of U.S.
                    dollar-denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality by the investment manager. A small portion of the Fund's portfolio may consist of U.S.
                    government securities. In addition to producing income, these holdings will be designated by the Fund, as necessary, to cover obligations with respect to, or that may result from, the Fund's investments in forward currency contracts. The Fund targets a portfolio duration of one to five months but may extend the portfolio duration up to one year.

                    It is expected that the gross notional value of the Fund's forward foreign currency contracts will be equivalent to at least 80% of the Fund's net assets.
-------------------------------------------------------------------------------------------------------------


(1) The Board of the Fund has approved in principal the merger of the Fund into Seligman Global Technology Fund.
(2) The Board of the Fund has approved in principal the merger of the Fund into Seligman Growth Fund.
(3) The Board of the Fund has approved in principal the merger of the Fund into RiverSource Disciplined Equity Fund.
(4) The Board of the Fund has approved in principal the merger of the Fund into RiverSource Equity Value Fund.
(5) The Board of the Fund has approved in principal the merger of the Fund into Seligman Smaller-Cap Value Fund.


                                       F.5

                       THIS PAGE LEFT BLANK INTENTIONALLY

EXHIBIT G

PRINCIPAL RISK FACTORS OF THE UNDERLYING FUNDS OF THE BUYING FUNDS

RISKS OF UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. By investing in many underlying funds, the Funds have exposure to the risks of many areas of the market. There are common risks that apply to both equity and fixed-income underlying funds and specific equity and fixed-income underlying fund risks. A description of the more common risks to which the underlying funds (and thus, the Funds) would be subjected are identified below:

 ACTIVE MANAGEMENT RISK. Each underlying fund is actively managed and its performance therefore will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the underlying fund's investment objectives. Due to their active management, the underlying funds could underperform other mutual funds with similar investment objectives.

 DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the underlying fund. Derivative instruments in which the underlying fund invests will typically increase the Fund's exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including leverage risk, hedging risk, correlation risk, and liquidity risk.

 Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

 Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

 Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the underlying fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

 Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

 Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

 RISKS OF FOREIGN INVESTING. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks.

 Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

 Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever an underlying fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

 Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

 Emerging markets risk includes the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

 DIVERSIFICATION RISK. Although the Funds are diversified funds, certain of the underlying funds are non-diversified funds. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each

                                       G.1
 investment may therefore have a greater effect on the underlying fund's performance, non-diversified underlying funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

ISSUER RISK. An issuer may perform poorly, and therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small companies and for certain specialized instruments such as floating rate loans, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in value securities, may cause a fund to underperform other mutual funds if that style falls out of favor with the market.

EQUITY RISKS

QUANTITATIVE MODEL RISK. Certain underlying funds employ quantitative methods that may result in performance different from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. There can be no assurance that the methodology will enable these underlying funds to achieve their objectives.

REAL ESTATE SECTOR RISK. Investments in real estate related securities include the risk of fluctuation in the value of underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry. In addition, investment in Real Estate Investment Trusts (REITs) requires specialized management skills. REITs may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification experience and competitive strengths of larger companies. Additionally, in many instances, the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

FIXED-INCOME RISKS

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a security or loan held by an underlying fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. There may be significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.

CREDIT RISK. Credit risk is the risk that the issuer of a security or a loan will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond, a note or a loan. Rating agencies assign credit ratings to certain loans and other debt securities to indicate their credit risk. The price of a loan or other debt security generally will fall if the borrower or the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the borrower's or the issuer's credit rating or other news affects the market's perception of the borrower's or the issuer's credit risk. If the issuer of a floating rate or fixed rate loan declares bankruptcy or is declared bankrupt, there may be a delay before an underlying fund can act on the collateral securing the loan, which may adversely affect the underlying fund. Further, there is a risk that a court could take action with respect to a floating rate loan adverse to the holders of the loan, such as invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the underlying fund's performance. If an underlying fund purchases unrated loans or other debt securities, or if the rating of a loan or security is reduced after purchase, the underlying fund will depend on the investment manager's analysis of credit risk more heavily than usual. Non-investment grade loans or securities, commonly called high yield or junk bonds, may react more to perceived changes in the ability of the borrower or issuing entity to pay interest and principal when due than to changes in interest rates. Non-investment grade loans or securities have greater price fluctuations and are more likely to experience a default than investment grade loans or securities. A default or expected default of a debt security or floating rate loan could also make it difficult for the underlying fund to sell the debt security or loan at a price approximating the value previously placed on it.


                                       G.2

INFLATION PROTECTED SECURITIES RISK. Inflation protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, these securities may generate no income at all.

INTEREST RATE RISK. Interest rate risk is the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

PREPAYMENT AND EXTENSION RISK. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid, or redeemed before maturity. This risk is primarily associated with asset-backed securities, including mortgage-backed securities and floating rate loans. If a loan or security is converted, prepaid, or redeemed before maturity, particularly during a time of declining interest rates or declining spreads, the investment manager may not be able to reinvest in securities or loans providing as high a level of income, resulting in a reduced yield to the underlying fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The investment manager may be unable to capitalize on securities with higher interest rates or wider spreads because the underlying fund's investments are locked in at a lower rate for a longer period of time.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructuring, fraudulent disclosures or other factors.

In addition to the risks described above, the Buying Fund is subject to the following additional principal investment risk: affiliated fund risk. While this additional risk may also be a risk of the Selling Funds, it is not stated as a principal investment risk of the Selling Funds. For more information regarding the Selling Funds' principal investment risks, see "Principal Risks" in the Selling Funds' prospectuses.

AFFILIATED FUND RISK. The risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the Fund and is legally obligated to act in its best interests when selecting underlying funds, without taking fees into consideration.

INVESTMENT RISKS OF THE UNDERLYING FUNDS

The principal investment risks for the underlying funds of the Buying Fund are also relevant and the more common of these have been described above in "Risks of Underlying Funds in which the Funds Invest." Additional principal investment risks for the underlying funds are summarized below. Additional information regarding the principal risks for the underlying funds is available in the applicable underlying fund's prospectus and statement of additional information.

ACTIVE MANAGEMENT RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Active Management Risk."

COUNTERPARTY RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND AND RIVERSOURCE FLOATING RATE FUND). Counterparty risk is the risk that a counterparty to a financial instrument entered into by the underlying fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The underlying fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The underlying fund may obtain only limited recovery or may obtain no recovery in such circumstances. The underlying fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

CONCENTRATION RISK (RIVERSOURCE CASH MANAGEMENT FUND). Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk. For example, if an underlying fund concentrates its investments in banks, the value of these investments may be adversely affected by economic or regulatory developments in the banking industry.

CONFIDENTIAL INFORMATION ACCESS RISK (RIVERSOURCE FLOATING RATE FUND). In managing the underlying fund, the investment manager normally will seek to avoid the receipt of material, non-public information ("Confidential Information") about the issuers of floating rate loans being considered for acquisition by the underlying fund, or held in the underlying fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchases or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the underlying fund as compared to other floating rate loan investors, and may adversely affect the price the underlying fund pays for the loans it purchases, or the price at which the underlying fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant

                                       G.3
consents, waivers of amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the underlying fund's performance. To protect such Confidential Information, the investment manager has established information walls around the portfolio managers who use such information to assess these floating rate loans for the underlying fund to guard against the potential misuse of such Confidential Information.

CREDIT RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Fixed-Income Risks, Credit Risk."

DERIVATIVES RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Derivatives Risk."

DIVERSIFICATION RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE EMERGING MARKETS BOND FUND, RIVERSOURCE GLOBAL BOND FUND, RIVERSOURCE INFLATION PROTECTED SECURITIES FUND AND RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). See description above, under "Risks of Underlying Funds in which the Funds Invest -- Diversification Risk."

ETF RISK (RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund's expenses and similar expenses incurred through ownership of the ETF.

RISKS OF FOREIGN INVESTING. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Foreign/Emerging Markets Risk."

GEOGRAPHIC CONCENTRATION RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND, RIVERSOURCE EMERGING MARKETS BOND FUND AND RIVERSOURCE GLOBAL EQUITY
FUND). The underlying fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the underlying fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the underlying fund may be more volatile than a more geographically diversified fund.

HIGHLY LEVERAGED TRANSACTIONS RISK (RIVERSOURCE FLOATING RATE FUND). The corporate loans and corporate debt securities in which the underlying fund invests substantially consist of transactions involving refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. The underlying fund's investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the underlying fund's investment manager upon its credit analysis to be a suitable investment by the underlying fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK (RIVERSOURCE FLOATING RATE FUND). The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the underlying fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INFLATION RISK. Also known as purchasing power risk, inflation risk reflects the effects of continually rising prices on investments. If an investment's return is lower than the rate of inflation, your money will have less purchasing power as time goes on.

INFLATION PROTECTED SECURITIES RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Inflation Protected Securities Risk."

INFRASTRUCTURE-RELATED COMPANIES RISK (RIVERSOURCE RECOVERY AND INFRASTRUCTURE
FUND). Because the Fund concentrates its investments in infrastructure-related securities, the Fund has greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. Infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the

                                       G.4
imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, especially in foreign markets, resulting in delays and cost overruns.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with fixed-income securities in the underlying fund's portfolio: when interest rates rise, the prices of fixed-income securities generally fall. In general, the longer the maturity or duration of a fixed-income security, the greater its sensitivity to changes in interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the underlying fund's net asset value. Interest rate changes also may increase prepayments of debt obligations, which in turn would increase prepayment risk. See also, description above, under "Risks of Underlying Funds in which the Funds Invest -- Fixed-Income Risks, Interest Rate Risk."

ISSUER RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Issuer Risk."

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The underlying funds may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans also may trade infrequently on the secondary market. The value of the loan to the underlying fund may be impaired in the event that the underlying fund needs to liquidate such loans. Other debt securities in which the underlying fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a negative impact on the underlying fund's performance.

MARKET RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Market Risk."

MASTER LIMITED PARTNERSHIP RISK. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.

PREPAYMENT AND EXTENSION RISK. See description above, under "Risks of Underlying Funds in which the Funds Invest -- Fixed-Income Risks, Prepayment and Extension Risk."

QUANTITATIVE MODEL RISK (RIVERSOURCE DISCIPLINED EQUITY FUND, RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND, RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND, RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND, RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND, RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND AND RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND). Securities selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in the quantitative analytical framework, the weight placed on each factor, and changing sources of market returns, among others. There can be no assurance that the methodology will enable the underlying fund to achieve its objective. See also, description above, under "Risks of Underlying Funds in which the Funds Invest -- Equity Risks, Quantitative Model Risk."

REINVESTMENT RISK (RIVERSOURCE CASH MANAGEMENT FUND). The risk that the Fund will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK (RIVERSOURCE DIVIDEND OPPORTUNITIES FUND, RIVERSOURCE EMERGING MARKETS FUND, RIVERSOURCE EMERGING MARKETS BOND FUND, RIVERSOURCE GLOBAL BOND FUND AND RIVERSOURCE GLOBAL EQUITY INCOME FUND). Investments that are concentrated in a particular issuer, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SECTOR RISK (RIVERSOURCE GLOBAL TECHNOLOGY FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater fluctuations in value than would be the case for a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

SECTOR RISK (RIVERSOURCE AGGRESSIVE GROWTH FUND AND RIVERSOURCE MID CAP VALUE
FUND). Companies that operate in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of many different companies in a market sector may be similarly affected by particular economic or market events.

                                       G.5

Although the underlying fund does not intend to focus on any particular sector, at times the underlying fund may have a significant portion of its assets invested in a particular sector.

SECTOR RISK (RIVERSOURCE PRECIOUS METALS AND MINING FUND). The underlying fund may invest a significant part of its total assets in securities of companies primarily in exploration, mining, processing or distribution of gold and other precious metals and related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

SECTOR RISK (RIVERSOURCE REAL ESTATE FUND) AND REAL ESTATE INVESTMENT TRUST (REITS) RISK. (RIVERSOURCE RECOVERY AND INFRASTRUCTURE FUND). Because of the underlying fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the underlying fund is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of the underlying properties, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory occurrences affecting the real estate industry. Real estate investment trusts ("REITs") depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. REITs often do no provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the underlying fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

SMALL COMPANY RISK (RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND). Investments in small capitalization companies often involve greater risks than investments in larger, more established companies because small capitalization companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. In addition, in many instances the securities of small capitalization companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

SMALL AND MID-SIZED COMPANY RISK (RIVERSOURCE DIVIDEND OPPORTUNITIES FUND AND RIVER SOURCE RECOVERY AND INFRASTRUCTURE FUND). See description above, under "Risks of Underlying Funds in which the Funds Invest -- Equity Risks, Small and Mid-Sized Company Risk."

TAX RISK (RIVERSOURCE ABSOLUTE RETURN CURRENCY AND INCOME FUND). As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value exceeding 80% of the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income," the Treasury Department has the authority to issue regulations excluding from the definition of "qualifying income" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.


                                       G.6

EXHIBIT H

RIVERSOURCE FAMILY OF FUNDS PRIVACY NOTICE

The RiverSource Family of Funds, which includes RiverSource, Seligman, and Threadneedle, branded funds (collectively, the "funds"), are committed to respecting shareholders' rights of privacy and we have adopted the following policy to maintain the confidentiality of the information you share with us:

INFORMATION WE COLLECT

We know that you expect us to conduct and process your business in a manner that is both accurate and efficient. To do so, we may collect information about you such as your name, address, Social Security number and the names of your beneficiaries. This information is collected from applications or other forms that you provide to us or the financial intermediaries that distribute the funds. We also collect information about your transactions in the funds. In addition, we may obtain information about you from third parties in order to service your account. Financial intermediaries which distribute the funds and service your account, whether or not affiliated with us, may have a customer relationship with you and may independently collect information from you. This Privacy Notice does not apply to their independent collection or use of information about you.

INFORMATION WE DISCLOSE

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except in two circumstances. We disclose information to companies, whether or not affiliated with us, that help us by providing services to you including companies that market funds on our behalf. We also disclose information when we are permitted or required by law to do so, such as when information is provided to the IRS for tax purposes.

SECURITY

We maintain physical, electronic, and procedural safeguards to protect your personal information. In addition, we insist that the distributors and other companies that perform services for us limit access to your personal information to authorized employees and agents, and maintain appropriate physical, electronic and procedural safeguards.

This privacy notice applies to each fund in the RiverSource Family of Funds and to Tri-Continental Corporation. It also applies to RiverSource Investments, LLC, RiverSource Fund Distributors, Inc. and RiverSource Service Corporation with respect to the investment advisory, distribution and shareholder services each may provide to the funds.


                                       H.1

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

                                                                           19832

PROXY                            SELIGMAN FUNDS                            PROXY
                NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 2, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE SELIGMAN FUND(S) LISTED BELOW.

The undersigned hereby constitutes and appoints Stephen R. Lewis, Jr., Scott R. Plummer and Christopher O. Petersen, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Seligman Fund(s) listed below held of record by the undersigned on April 3, 2009 at the Joint Special Meeting of Shareholders to be held on June 2, 2009 (the Meeting), and at any adjournment thereof. The undersigned hereby revokes any previous proxies with respect to such shares of the undersigned.

THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S), AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, INCLUDING, BUT NOT LIMITED TO, PROPOSING AND/OR VOTING ON ADJOURNMENT OF THE MEETING WITH RESPECT TO THE PROPOSAL(S), INCLUDING, BUT NOT LIMITED TO, IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF ANY PROPOSAL ARE NOT RECEIVED. IF THIS PROXY CARD IS SIGNED, DATED AND RETURNED WITH NO VOTING INSTRUCTION INDICATED AS TO THE PROPOSAL(S) ON WHICH SHARES REPRESENTED BY THE UNDERSIGNED ARE ENTITLED TO VOTE, SUCH SHARES SHALL BE VOTED FOR THE PROPOSAL(S).

                                     VOTE VIA TELEPHONE: 1-866-241-6192
                                     VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COM

                                     999 9999 9999 999 _________________________

                                     NOTE: Please sign exactly as your name
                                     appears on this Proxy Card and date it. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Additional Signature (if held jointly)

                                     -------------------------------------------
                                     Date                       RSF_19832_040609


FUND                                               FUND
----                                               -----
Seligman Asset Allocation Aggressive Growth Fund   Seligman Asset Allocation Balanced Fund
Seligman Asset Allocation Growth Fund              Seligman Asset Allocation Moderate Growth Fund

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

            (GRAPHIC)                    (GRAPHIC)                   (GRAPHIC)                      (GRAPHIC)

       VOTE ON THE INTERNET            VOTE BY PHONE               VOTE BY MAIL                  VOTE IN PERSON
            LOG ON TO:              CALL 1-866-241-6192   VOTE, SIGN AND DATE THIS PROXY   ATTEND SHAREHOLDER MEETING
      WWW.PROXY-DIRECT.COM          FOLLOW THE RECORDED       CARD AND RETURN IN THE             MARQUETTE HOTEL
FOLLOW THE ON-SCREEN INSTRUCTIONS       INSTRUCTIONS           POSTAGE-PAID ENVELOPE          710 MARQUETTE AVENUE
        AVAILABLE 24 HOURS          AVAILABLE 24 HOURS                                        MINNEAPOLIS, MN 55402
                                                                                                 ON JUNE 2, 2009

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY CARD CONTAINS PROPOSALS RELATING TO MULTIPLE FUNDS. IF YOU DO NOT OWN SHARES OF A FUND, "NOT APPLICABLE" IS NOTED UNDER THAT PROPOSAL. YOU ARE ONLY PERMITTED TO VOTE ON PROPOSALS OF FUND(S) FOR WHICH YOU OWN SHARES. IF YOU DO NOT INDICATE YOUR VOTING INSTRUCTION FOR THE PROPOSALS THAT YOU ARE ENTITLED TO VOTE, YOUR PROXY WILL BE VOTED FOR EACH SUCH PROPOSAL THAT YOU ARE ENTITLED TO VOTE.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

[ ] Mark this box to vote FOR ALL Proposals of fund(s) for which you own shares. (No other vote is necessary.)

1A. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND AND RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND.

                                                        FOR   AGAINST   ABSTAIN
     Seligman Asset Allocation Aggressive Growth Fund   [ ]     [ ]        [ ]

1B. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELIGMAN ASSET ALLOCATION GROWTH FUND AND RIVERSOURCE PORTFOLIO BUILDER TOTAL EQUITY FUND.

                                                        FOR   AGAINST   ABSTAIN
Seligman Asset Allocation Growth Fund                   [ ]     [ ]        [ ]

2. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND AND RIVERSOURCE PORTFOLIO BUILDER AGGRESSIVE FUND

                                                        FOR   AGAINST   ABSTAIN
     Seligman Asset Allocation Moderate Growth Fund     [ ]     [ ]        [ ]

3. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SELIGMAN ASSET ALLOCATION BALANCED FUND AND RIVERSOURCE PORTFOLIO BUILDER MODERATE AGGRESSIVE FUND.

                                                        FOR   AGAINST   ABSTAIN
     Seligman Asset Allocation Balanced Fund            [ ]     [ ]        [ ]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SELIGMAN
             FUNDS SHAREHOLDER MEETING TO BE HELD ON JUNE 2, 2009.

              THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT
                     HTTPS://WWW.PROXY-DIRECT.COM/RFS19832

   EVERY VOTE IS IMPORTANT! PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE
                                    OPTIONS!
                                RSF_19832_040609

                           SELIGMAN ASSET SERIES, INC.
                SELIGMAN ASSET ALLOCATION AGGRESSIVE GROWTH FUND
                     SELIGMAN ASSET ALLOCATION BALANCED FUND
                      SELIGMAN ASSET ALLOCATION GROWTH FUND
                 SELIGMAN ASSET ALLOCATION MODERATE GROWTH FUND

                       COMBINED PROXY STATEMENT/PROSPECTUS
                                                                  April 17, 2009

HERE IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR YOUR FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED COMBINED PROXY STATEMENT/PROSPECTUS.

Q:   WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to get shareholders' approval for certain kinds of changes, like the reorganizations proposed in this combined prospectus/proxy statement.

Q:   IS MY VOTE IMPORTANT?

Absolutely! While the Board of Directors (the "Board") of each Fund listed above has reviewed these reorganizations and recommends that you approve them, you have the right to voice your opinion. Until a Fund is sure that a quorum has been reached, it will continue to contact shareholders asking them to vote.

Q:   WHAT AM I BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on:

- The reorganization (a "Reorganization") of one or more Seligman Funds (each a "Selling Fund" and together, the "Selling Funds") into corresponding RiverSource Funds (each a "Buying Fund" and together, the "Buying Funds"), as noted in the table below:

-----------------------------------------------------------------------------------------------------------------
SELLING FUND                                        BUYING FUND
-----------------------------------------------------------------------------------------------------------------
Seligman Asset Allocation Aggressive Growth Fund    RiverSource Portfolio Builder Total Equity Fund
-----------------------------------------------------------------------------------------------------------------
Seligman Asset Allocation Growth Fund               RiverSource Portfolio Builder Total Equity Fund
-----------------------------------------------------------------------------------------------------------------
Seligman Asset Allocation Moderate Growth Fund      RiverSource Portfolio Builder Aggressive Fund
-----------------------------------------------------------------------------------------------------------------
Seligman Asset Allocation Balanced Fund             RiverSource Portfolio Builder Moderate Aggressive Fund
-----------------------------------------------------------------------------------------------------------------


  If the Reorganization of your Selling Fund is approved by shareholders and the other closing conditions are met, your shares of the Selling Fund will, in effect, be converted into shares of the corresponding Buying Fund with the same aggregate net asset value as your Selling Fund shares at the time of the Reorganization. (Selling Funds and Buying Funds may be individually or collectively referred to as a "Fund" or the "Funds.")

  We encourage you to read the full text of the combined proxy statement/prospectus to obtain a more detailed understanding of the issues.

Q:   WHY ARE THE REORGANIZATIONS BEING PROPOSED?

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. and the investment manager of the RiverSource Funds, recently purchased all of the outstanding capital stock of J. & W. Seligman & Co. Incorporated ("Seligman"), the former investment manager of the Seligman Funds, and became the investment manager of each of the Seligman Funds. In connection with the purchase of Seligman, the RiverSource Family of Funds now includes funds branded "Seligman," in addition to funds branded "RiverSource." RiverSource Investments has proposed that the Selling Funds be reorganized into the above Buying Funds. The Reorganization of each Selling Fund into the corresponding Buying Fund would result in a larger combined fund with similar investment objectives, principal investment strategies and fundamental investment policies, which will allow for more focused distribution, potentially increasing sales of and economies of scale in the combined fund.

Additionally, following each Reorganization, expenses of the larger combined fund are expected to be lower than the expenses would have been for the Selling Fund.

Q:   IF APPROVED, WHEN WILL THE REORGANIZATIONS HAPPEN?

The Reorganizations will take place as soon as practicable following shareholder approval, and are expected to close before the end of the third quarter of 2009.

Q:   HOW DOES THE BOARD RECOMMEND THAT I VOTE?

After careful consideration, the Board of each Selling Fund recommends that you vote FOR the Reorganization of your Selling Fund.

Q:   HOW DO I VOTE?

You can vote in one of four ways:

-  By telephone

-  By internet

-  By mail with the enclosed proxy card

-  In person at the meeting

Please refer to the enclosed proxy card for the telephone number and internet address.

Q:   WHOM SHOULD I CALL IF I HAVE QUESTIONS?

If you have questions about any of the proposals described in the combined proxy statement/prospectus or about voting procedures, please call the Funds' proxy solicitor, Computershare Fund Services, toll free at (866) 438-8932.

                       STATEMENT OF ADDITIONAL INFORMATION

                    RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
                  RiverSource Portfolio Builder Aggressive Fund
             RiverSource Portfolio Builder Moderate Aggressive Fund
                 RiverSource Portfolio Builder Total Equity Fund

                                 April 17, 2009

This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the proxy statement/prospectus, dated the same date as this SAI, which may be obtained by contacting your Fund's proxy solicitor, Computershare Fund Services, toll free at (866) 438-8932.

This SAI relates to the proposed reorganizations (each a "Reorganization") of each Seligman Fund listed below (each a "Selling Fund") into each RiverSource Fund listed below (each a "Buying Fund"), as noted in the table below:

                  SELLING FUND                                           BUYING FUND
------------------------------------------------   ------------------------------------------------------
Seligman Asset Allocation Aggressive Growth Fund   RiverSource Portfolio Builder Total Equity Fund
Seligman Asset Allocation Growth Fund              RiverSource Portfolio Builder Total Equity Fund
Seligman Asset Allocation Moderate Growth Fund     RiverSource Portfolio Builder Aggressive Fund
Seligman Asset Allocation Balanced Fund            RiverSource Portfolio Builder Moderate Aggressive Fund

This SAI incorporates by reference the following described Buying and Selling Fund documents, each of which has been previously filed and accompanies this SAI.

     1. The prospectus for Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund, dated May 1, 2008, as supplemented to date;

     2. The Statement of Additional Information for Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund, dated May 1, 2008, as supplemented to date;

     3. The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders for Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and Seligman Asset Allocation Moderate Growth Fund, for the period ended Dec. 31, 2008;

     4. The prospectus for RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund, dated April 1, 2009; and

     5. The Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders for RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund for the period ended Jan. 31, 2009.

     6. The Statement of Additional Information for RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund, dated April 1, 2009.

In accordance with Securities and Exchange Commission requirements, pro forma financial statements are not included for RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive Fund and RiverSource Portfolio Builder Total Equity Fund, since the net asset value of the Selling Funds do not exceed 10% of the net asset value of the corresponding Buying Funds.

PART C. OTHER INFORMATION

Item 15. Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 16. Exhibits

(1)(a)    Articles of Incorporation as amended on Jan. 16, 1990, filed as
          Exhibit 1 to Registration Statement No. 33-30770 are incorporated by reference.

(1)(b) Amendment to Articles of Incorporation, dated June 16, 1999, filed on or about March 28, 2001, as Exhibit (a)(2) to Post-Effective Amendment
          No. 26 to Registration Statement No. 33-30770 is incorporated by reference.

(1)(c) Amendment to Articles of Incorporation, dated Nov. 14, 2002, filed on or about Jan. 21, 2003, as Exhibit (a)(3) to Post-Effective Amendment
          No. 28 to Registration Statement No. 33-30770, is incorporated by reference.

(1)(d) Articles of Amendment, dated April 21, 2006, filed electronically on or about March 28, 2007 as Exhibit (a)(4) to Registrant's
          Post-Effective Amendment No. 37 to Registration Statement No. 33-30770 are incorporated by reference.

(1)(e) Certificate of Designation, dated Oct. 5, 2006, filed electronically on or about March 27, 2008 as Exhibit (a)(5) to Registrant's
          Post-Effective Amendment No. 38 to Registration Statement No. 33-30770 is incorporated by reference.

(2)       By-laws as amended April 13, 2006, filed electronically on or about
          March 27, 2008 as Exhibit (b) to Registrant's Post-Effective Amendment
          No. 38 to Registration Statement No. 33-30770 are incorporated by reference.

(3)       Not applicable.

(4) Form of Agreement and Plan of Reorganization is included herein as Exhibit A to Part A of this Registration Statement.

(5)       Not applicable.

(6) Investment Management Services Agreement, amended and restated as of May 1, 2006, between Registrant and RiverSource Investments, LLC filed electronically on or about March 28, 2007 as Exhibit (d) to Registrant's Post-Effective Amendment No. 37 to Registration Statement
          No. 33-30770 is incorporated by reference.

(7)(a) Distribution Agreement, effective Aug. 1, 2006, amended and restated as of Sept. 11, 2007, between Registrant and RiverSource Distributors,
          Inc. filed electronically on or about Oct. 30, 2007 as Exhibit (e)(2) to Diversified Income Series, Inc. Post-Effective Amendment No. 63 to
          Registration Statement No. 2-51586 is incorporated by reference.

(7)(b)    Distribution Agreement, effective Nov. 7, 2008, between Registrant and
          Seligman Advisors, Inc. filed electronically on or about Nov. 25, 2008 as Exhibit (e)(2) to RiverSource Investment Series, Inc.
          Post-Effective Amendment No. 121 to Registration Statement No. 2-11328 is incorporated by reference.

(7)(c)    Form of Service Agreement for RiverSource Distributors, Inc. and
          RiverSource Service Corporation filed electronically on or about Aug.
          27, 2007 as Exhibit (e)(3) to RiverSource Sector Series, Inc.
          Post-Effective Amendment No. 39 to Registration Statement No. 33-20872 is incorporated by reference.

(7)(d) Form of RiverSource Funds Dealer Agreement filed electronically on or about Aug. 27, 2007 as Exhibit (e)(4) to RiverSource Sector Series,
          Inc. Post-Effective Amendment No. 39 to Registration Statement No.
          33-20872 is incorporated by reference.

(8) Deferred Compensation Plan, amended and restated Jan. 1, 2009, filed electronically on or about Jan. 27, 2009 as Exhibit (f) to RiverSource
          Equity Series, Inc. Post-Effective Amendment No. 105 to Registration
          Statement No. 2-13188 is incorporated by reference.

(9)       Form of Master Global Custody Agreement with JP Morgan Chase Bank,
          N.A. filed electronically on or about Dec. 23, 2008 as Exhibit (g) to RiverSource International Mangers, Inc. Post-Effective Amendment No.
          18 to Registration Statement No. 333-64010 is incorporated by reference.

(10)(a)   Plan of Distribution and Agreement of Distribution, dated Aug. 1,
          2006, amended and restated Nov. 12, 2008, between Registrant and RiverSource Distributors, Inc. filed electronically on or about March
          27, 2009 as Exhibit (m)(1) to RiverSource Income Series, Inc.
          Post-Effective Amendment No. 105 to Registration Statement No. 2-10700 is incorporated by reference.

(10)(b)   Plan of Distribution and Agreement of Distribution, effective Nov. 7,
          2008, amended and restated Nov. 12, 2008, between Registrant and Seligman Advisors, Inc. filed electronically on or about

          March 27, 2009 as Exhibit (m)(2) to RiverSource Income Series, Inc.
          Post-Effective Amendment No. 105 to Registration Statement No. 2-10700 is incorporated by reference.

(10)(c) Rule 18f - 3(d) Plan, amended and restated as of Nov. 12, 2008, filed electronically on or about March 27, 2009 as Exhibit (n) to RiverSource Income Series, Inc. Post-Effective Amendment No. 105 to
          Registration Statement No. 2-10700 is incorporated by reference.

(11) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith as Exhibit (11).

(12)      Tax opinion to be filed by Amendment.

(13)(a) Administrative Services Agreement, dated Oct. 1, 2005, amended and restated Nov. 12, 2008, between Registrant and Ameriprise Financial,
          Inc. filed electronically on or about Feb. 27, 2009 as Exhibit (h)(1) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to
          Registration Statement No. 333-146374 is incorporated by reference.

(13)(b) Plan Administration Services Agreement, dated Dec. 1, 2006, amended and restated Nov. 12, 2008, between Registrant and RiverSource Service
          Corporation filed electronically on or about March 27, 2009 as Exhibit
          (h)(3) to RiverSource Income Series, Inc. Post-Effective Amendment No.
          105 to Registration Statement No. 2-10700 is incorporated by reference.

(13)(c)   Transfer Agency Agreement, dated Oct. 1, 2005, amended and restated
          Nov. 12, 2008, between Registrant and RiverSource Service Corporation filed electronically on or about March 27, 2009 as Exhibit (h)(2) to RiverSource Income Series, Inc. Post-Effective Amendment No. 105 to
          Registration Statement No. 2-10700 is incorporated by reference.

(13)(d) License Agreement, effective May 1, 2006, amended and restated as of Nov. 12, 2008, between Ameriprise Financial, Inc. and RiverSource
          Group of Funds filed electronically on or about Feb. 27, 2009 as Exhibit (h)(4) to RiverSource Variable Series Trust Post-Effective
          Amendment No. 4 to Registration Statement No. 333-146374 is incorporated by reference.

(13)(e) Master Fee Cap/Fee Waiver Agreement, dated Oct. 1, 2005, amended and restated Nov. 12, 2008, between RiverSource Investments, LLC,
          Ameriprise Financial, Inc., RiverSource Service Corporation,
          RiverSource Distributors, Inc., Seligman Advisors, Inc. (now known as
          RiverSource Fund Distributors, Inc.) and the Registrant filed electronically on or about Feb. 27, 2009 as Exhibit (h)(3) to RiverSource Variable Series Trust Post-Effective Amendment No. 4 to
          Registration Statement No. 333-146374 is incorporated by reference.

(14)(a)   Consent of Independent Registered Public Accounting Firm (Ernst &
          Young LLP), dated April 13, 2009, is filed electronically herewith as Exhibit (14)(a).

(14)(b)   Consent of Independent Registered Public Accounting Firm (Deloitte &
          Touche LLP), dated April 13, 2009 is filed electronically herewith as Exhibit (14)(b).

(15)      Financial Statements: Not applicable.

(16)      Directors/Trustees Power of Attorney to sign this Registration
          Statement and its amendments, dated Jan. 8, 2009, filed electronically on or about February 26, 2009 as Exhibit (16) to Registration
          Statement No. 333-157556 is incorporated by reference.

(17)(a) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about Aug. 27, 2007 as Exhibit (p)(1) to RiverSource Sector Series, Inc. Post-Effective Amendment No. 39 to
          Registration Statement No. 33-20872 is incorporated by reference.

(17)(b) Code of Ethics adopted under Rule 17j-1 for Registrant's principal underwriter, dated April 2008, filed electronically on or about April
          25, 2008 as Exhibit (p)(2) to RiverSource Variable Series Trust
          Post-Effective Amendment No. 3 to Registration Statement No.
          333-146374 is incorporated by reference.

(17)(c) Code of Ethics adopted under Rule 17j-1 for Registrant's investment adviser, dated Nov. 15, 2008, filed electronically on or about Nov.
          25, 2008 as Exhibit (p)(3) to RiverSource Investment Series, Inc.
          Post-Effective Amendment No. 121 to Registration Statement No. 2-11328 is incorporated by reference.

(17)(d)   Prospectus, dated May 1, 2008, for Seligman Asset Allocation
          Aggressive Growth Fund, Seligman Asset Allocation Growth Fund,
          Seligman Asset Allocation Moderate Growth Fund and Seligman Asset
          Allocation Balanced Fund, is filed electronically herewith as Exhibit
          (17)(d).

(17)(e)   Statement of Additional Information, dated April 1, 2009, for
          RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio
          Builder Moderate Aggressive Fund and RiverSource Portfolio Builder
          Total Equity Fund, is filed electronically herewith as Exhibit
          (17)(e).

(17)(f)   Statement of Additional Information, dated May 1, 2008, for Seligman
          Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation
          Growth Fund, Seligman Asset Allocation Moderate Growth Fund and
          Seligman Asset Allocation Balanced Fund, is filed electronically herewith as Exhibit (17)(f).

(17)(g)   Prospectus, dated April 1, 2009, for RiverSource Portfolio Builder
          Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive
          Fund and RiverSource Portfolio Builder Total Equity Fund, is filed electronically herewith as Exhibit (17)(g).

(17)(h)   Annual Report for the period ended December 31, 2008 for Seligman
          Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation
          Growth Fund, Seligman Asset Allocation Moderate Growth Fund and
          Seligman Asset Allocation Balanced Fund, is filed electronically herewith as Exhibit (17)(h).

(17)(i)   Annual Report for the period ended January 31, 2009 for RiverSource
          Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder
          Moderate Aggressive Fund and RiverSource Portfolio Builder Total
          Equity Fund, is filed electronically herewith as Exhibit (17)(i).

(17)(j)   Prospectus supplement, dated April 3, 2009 to the prospectus dated May
          1, 2008 for Seligman Asset Allocation Series, Inc., on behalf of
          Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset
          Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and
          Seligman Asset Allocation Moderate Growth Fund, is filed electronically herewith as Exhibit (17)(j).

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file by Post-Effective Amendment an Opinion of Counsel supporting the tax consequences of the proposed reorganization within a reasonable time following the reorganization.

                                   SIGNATURES

As required by the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of Minneapolis, and State of Minnesota on the 14th day of April, 2009.

RIVERSOURCE MARKET ADVANTAGE SERIES,
INC.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of April, 2009.

Signature                              Capacity                   Signature              Capacity
---------                         ------------------   -------------------------------   --------


/s/ Stephen R. Lewis, Jr.*        Chair of the Board   /s/ Jeffrey Laikind*              Director
-------------------------------                        -------------------------------
Stephen R. Lewis, Jr.                                  Jeffrey Laikind


/s/ Kathleen A. Blatz*            Director             /s/ John F. Maher*                Director
-------------------------------                        -------------------------------
Kathleen A. Blatz                                      John F. Maher


/s/ Arne H. Carlson*              Director             /s/ Catherine James Paglia*       Director
-------------------------------                        -------------------------------
Arne H. Carlson                                        Catherine James Paglia


/s/ Pamela G. Carlton*            Director             /s/ Leroy C. Richie*              Director
-------------------------------                        -------------------------------
Pamela G. Carlton                                      Leroy C. Richie


/s/ Patricia M. Flynn*            Director             /s/ Alison Taunton-Rigby*         Director
-------------------------------                        -------------------------------
Patricia M. Flynn                                      Alison Taunton-Rigby


/s/ Anne P. Jones*                Director             /s/ William F. Truscott*          Director
-------------------------------                        -------------------------------
Anne P. Jones                                          William F. Truscott

* Signed pursuant to Directors/Trustees Power of Attorney, dated Jan. 8, 2009, filed electronically on or about Feb. 26, 2009 as Exhibit (16) to Registration Statement No. 333-157556, by:


/s/ Scott R. Plummer
-------------------------------
Scott R. Plummer

                                 EXHIBIT INDEX

(11) Opinion and consent of counsel as to the legality of the securities being registered.

(14)(a)   Consent of Independent Registered Public Accounting Firm (Ernst &
          Young LLP), dated April 13, 2009.

(14)(b)   Consent of Independent Registered Public Accounting Firm (Deloitte &
          Touche LLP), dated April 13, 2009.

(17)(d)   Prospectus, dated May 1, 2008, for Seligman Asset Allocation
          Aggressive Growth Fund, Seligman Asset Allocation Growth Fund,
          Seligman Asset Allocation Moderate Growth Fund and Seligman Asset
          Allocation Balanced Fund.

(17)(e)   Statement of Additional Information, dated April 1, 2009, for
          RiverSource Portfolio Builder Aggressive Fund, RiverSource Portfolio
          Builder Moderate Aggressive Fund and RiverSource Portfolio Builder
          Total Equity Fund.

(17)(f)   Statement of Additional Information, dated May 1, 2008, for Seligman
          Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation
          Growth Fund, Seligman Asset Allocation Moderate Growth Fund and
          Seligman Asset Allocation Balanced Fund.

(17)(g)   Prospectus, dated April 1, 2009, for RiverSource Portfolio Builder
          Aggressive Fund, RiverSource Portfolio Builder Moderate Aggressive
          Fund and RiverSource Portfolio Builder Total Equity Fund.

(17)(h)   Annual Report for the period ended December 31, 2008 for Seligman
          Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation
          Growth Fund, Seligman Asset Allocation Moderate Growth Fund and
          Seligman Asset Allocation Balanced Fund.

(17)(i)   Annual Report for the period ended January 31, 2009 for RiverSource
          Portfolio Builder Aggressive Fund, RiverSource Portfolio Builder
          Moderate Aggressive Fund and RiverSource Portfolio Builder Total
          Equity Fund.

(17)(j)   Prospectus supplement, dated April 3, 2009 to the prospectus dated May
          1, 2008 for Seligman Asset Allocation Series, Inc., on behalf of
          Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset
          Allocation Balanced Fund, Seligman Asset Allocation Growth Fund and
          Seligman Asset Allocation Moderate Growth Fund.